UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ ☒ ☐ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to Section 240.14a-12	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

QUANTA SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

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QUANTA SERVICES, INC.

2800 Post Oak Boulevard, Suite 2600

Houston, TX 77056

(713) 629-7600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 26, 2016

To our Stockholders:

The Annual Meeting of Stockholders of Quanta Services, Inc. (“Quanta”) will be held in the Williams Tower, 2nd Floor Conference Center, Auditorium No. 1, located at 2800 Post Oak Boulevard, Houston, Texas 77056, on May 26, 2016 at 9:00 a.m. local time. At the meeting, you will be asked to consider and act upon the following matters, which are more fully described in the accompanying Proxy Statement:

1.	Election of ten directors nominated by our Board of Directors;

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2016;

3.	Approval, by non-binding advisory vote, of Quanta’s executive compensation;

4.	Approval of an amendment to the 2011 Omnibus Equity Incentive Plan to establish an annual limit on awards to non-employee directors and reapproval of the material terms of the performance goals under the 2011 Omnibus Equity Incentive Plan; and

5.	Acting upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors.

Our stockholders of record at the close of business on March 28, 2016 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting.

By Order of the Board of Directors,

Carolyn M. Campbell

Corporate Secretary

Houston, Texas

April 15, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 26, 2016:

The Notice, Proxy Statement and

2015 Annual Report to Stockholders

are available at www.proxyvote.com.

QUANTA SERVICES, INC.

2800 Post Oak Boulevard, Suite 2600

Houston, TX 77056

(713) 629-7600

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 26, 2016

We are distributing and making available this Proxy Statement, the form of proxy or voting instructions and our 2015 Annual Report beginning on or about April 15, 2016.

We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors (“Board”) to be voted at the 2016 Annual Meeting of Stockholders of Quanta Services, Inc., a Delaware corporation, sometimes referred to as the Company, Quanta, us, we or like terms. The annual meeting will be held in Houston, Texas on Thursday, May 26, 2016, at 9:00 a.m. local time. The proxy materials, including this proxy statement, the form of proxy or voting instructions and our 2015 annual report, are being distributed and made available on or about April 15, 2016.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), we are providing our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to most of our stockholders on or about April 15, 2016. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to inform us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a timelier manner, save us the cost of printing and mailing documents to you, and conserve natural resources.

General Information

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the meeting?

The meeting will be Quanta’s regular annual meeting of stockholders, and stockholders will be asked to vote on the following matters:

•	election of ten directors nominated by our Board;
•	ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2016;
•	approval, by non-binding advisory vote, of Quanta’s executive compensation;
•	approval of an amendment to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan, as amended (the “Omnibus Plan”) to establish an annual limit on equity awards to non-employee directors and reapproval of the material terms of the performance goals under the Omnibus Plan.

How does the Board recommend that stockholders vote?

The Board recommends that stockholders vote as follows:

•	FOR the election of all nominees as directors;
•	FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2016;
•	FOR the advisory resolution approving Quanta’s executive compensation;
•	FOR the proposed amendment to the Omnibus Plan to establish an annual limit on equity awards to non-employee directors and reapproval of the material terms of the performance goals under the Omnibus Plan.

When and where is the annual meeting?

The annual meeting will be held in the Williams Tower, 2nd Floor Conference Center, Auditorium No. 1, located at 2800 Post Oak Boulevard, Houston, Texas 77056, on May 26, 2016 at 9:00 a.m. local time.

Who can attend the meeting?

All stockholders of record as of March 28, 2016, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:30 a.m. on May 26, 2016. Each stockholder will be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. To obtain directions to the meeting, please contact our Corporate Secretary at 713-629-7600.

If you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Who is entitled to vote at the meeting?

Holders of record of (i) our Common Stock, par value $0.00001 per share, (ii) our Series F Preferred Stock, par value $0.00001 per share, and (iii) our Series G Preferred Stock, par value $0.00001 per share, respectively, at the close of business on March 28, 2016, the record date for the meeting, are entitled to notice of

2016 Proxy Statement	2

General Information

and to vote at the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or at any adjournments or postponements of the meeting, unless a new record date is then set.

As of March 28, 2016, there were 153,462,377 shares of our Common Stock, one share of our Series F Preferred Stock, and one share of our Series G Preferred Stock, respectively, outstanding and entitled to vote.

What are the voting rights of the holders of Common Stock, Series F Preferred Stock and Series G Preferred Stock?

Each share of Common Stock is entitled to one vote on each matter on which it may vote. The share of Series F Preferred Stock is entitled to a number of votes equal to the number of outstanding Class A non-voting exchangeable common shares of our wholly-owned subsidiary, Valard Construction Ltd., a British Columbia corporation, on each matter on which it may vote. Valard Construction Ltd. had 3,500,000 Class A non-voting exchangeable common shares outstanding on March 28, 2016. The share of Series G Preferred Stock is entitled to a number of votes equal to the number of outstanding Class A non-voting exchangeable common shares of our wholly-owned subsidiary, Northstar Energy Services Inc., an Alberta corporation, on each matter on which it may vote. Northstar Energy Services Inc. had 449,929 Class A non-voting exchangeable common shares outstanding on March 28, 2016.

Holders of Common Stock, Series F Preferred Stock and Series G Preferred Stock vote together as a single class on all matters. The required vote to approve each item to be voted on at the meeting is described below.

What vote is required to approve each item to be voted on at the meeting?

Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the meeting and the Board accepts his or resignation following the meeting. If a nominee is not re-elected, the Board will decide whether to accept the director’s resignation in accordance with the procedures listed in Quanta’s Corporate Governance Guidelines, which are available on our website at www.quantaservices.com.

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, advisory approval of the resolution on Quanta’s executive compensation, and the proposal to approve an amendment to the Omnibus Plan to establish an annual limit on equity awards to non-employee directors and reapprove the material terms of the performance goals under the Omnibus Plan each require the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, considered together as a single class, present at the meeting in person or by proxy and entitled to vote on that proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote on such proposal. Additionally, with respect to approval of the resolution on Quanta’s executive compensation, the results of the vote are not binding on the Board, whether or not the proposal is adopted by the aforementioned voting standard. In evaluating the vote on this resolution, the Board intends to consider the voting results in their entirety.

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General Information

Any other matter properly brought before the meeting will be decided by the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, considered together as a single class, present at the meeting in person or by proxy and entitled to vote on the matter.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we have sent to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by Quanta in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Can I vote my stock by completing and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the annual meeting.

How can I access the proxy materials over the Internet?

Your Notice or proxy card will contain instructions on how to view our proxy materials for the annual meeting on the Internet. Our proxy materials are available at www.proxyvote.com.

How do I vote?

You may vote by any of the following methods:

(i) Internet. Vote on the Internet at www.proxyvote.com. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 25, 2016.

(ii) Telephone. Vote by telephone by following the instructions on the Notice or, if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 25, 2016.

2016 Proxy Statement	4

General Information

(iii) Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by May 25, 2016.

(iv) Meeting. You may attend and vote at the annual meeting. The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the annual meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the annual meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other nominee), you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote in person at the annual meeting.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No, you do not need to return your proxy card if you vote by telephone or Internet.

If I vote by mail, telephone or Internet, may I still attend the annual meeting?

Yes, you may attend the annual meeting even if you have voted by mail, telephone or Internet.

Can I change my vote?

Yes. You may revoke your proxy before the voting polls are closed at the annual meeting, by the following methods:

•      voting at a later time by Internet on the website www.proxyvote.com until 11:59 p.m. (Eastern Time) on May 25, 2016; (not available to the holders of Series F Preferred Stock or Series G Preferred Stock);

•      voting at a later time by telephone, following the instructions included with your Notice or proxy card, until 11:59 p.m. (Eastern Time) on May 25, 2016 (not available to the holders of Series F Preferred Stock or Series G Preferred Stock);

•      voting in person, or giving notice to the inspector of elections, at the annual meeting; or

•      signing, dating and delivering to Quanta’s Corporate Secretary a proxy with a later date or a written revocation of your most recent proxy.

The powers of the proxy holders will be revoked with respect to your shares if you attend the meeting in person and vote your shares in person by completing a written ballot. Attendance at the meeting will not by itself revoke a previously granted proxy. If you are a street name stockholder and you vote by proxy, you may later revoke your proxy by informing the holder of record in accordance with that entity’s procedures.

What is the effect of an advisory vote?

Because your vote with respect to approval of our named executive officer compensation is advisory, it will not be binding upon the Board. However, our Compensation Committee and the Board will take the outcome of the vote into account when considering future compensation arrangements for our executive officers.

2016 Proxy Statement	5

General Information

What constitutes a quorum?

The holders of shares representing both (i) a majority of the aggregate outstanding shares entitled to vote, and (ii) a majority of the aggregate voting power of Common Stock, Series F Preferred Stock and Series G Preferred Stock entitled to vote must be present, in person or by proxy, to constitute a quorum to transact business at the annual meeting.

As of March 28, 2016, there were 153,462,377 shares of our Common Stock with aggregate voting power of 153,462,377 votes, one share of our Series F Preferred Stock with aggregate voting power of 3,500,000 votes, and one share of our Series G Preferred Stock with aggregate voting power of 449,929 votes, respectively, outstanding and entitled to vote.

Your stock is counted as present at the annual meeting if you attend the annual meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum at the meeting.

What are broker non-votes?

The New York Stock Exchange (“NYSE”) permits brokers to vote their customers’ stock held in street name on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, when the brokers have not received voting instructions from their customers. However, the NYSE does not allow brokers to vote their customers’ shares held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the annual meeting?

Ratification of the appointment of our independent registered public accounting firm is the only matter to be voted on at the meeting on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the annual meeting?

The election of directors, the advisory vote on executive compensation and the proposal to approve the amendment to the Omnibus Plan to establish an annual limit on equity awards to non-employee directors and reapprove the material terms of the performance goals under the Omnibus Plan are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers.

What is the effect of not casting a vote?

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the matters that properly come before the meeting. If you hold your shares in street name, and you do not instruct your broker, bank or other nominee how to vote in the election of directors, the advisory vote to approve executive compensation or any other non-routine matter, no votes will be cast on your behalf on such matters, but your broker, bank or other nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm.

Where can I find the voting results of the annual meeting?

We plan to announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K or an amendment thereto timely filed with the SEC. You may access or obtain a copy of this

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General Information

and other reports free of charge on the Company’s website at www.quantaservices.com or by contacting our investor relations department at investors@quantaservices.com. Also, the referenced Current Report on Form 8-K, any amendments thereto and other reports filed by Quanta with the SEC are available to you on the SEC’s website at www.sec.gov.

Who pays for the proxy solicitation related to the annual meeting?

The proxies being solicited hereby are being solicited by Quanta. The costs of soliciting proxies hereby, which may include the cost of preparing, printing and mailing the proxy materials, will be borne by Quanta. Our officers, directors and employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, postings on our website or other electronic means. We will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of our Common Stock and obtain their voting instructions. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our Common Stock. Quanta has not engaged an outside proxy solicitor for the annual meeting.

Can I get more than one copy of the proxy materials if multiple stockholders are located at my address?

In some instances, only one proxy statement and annual report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one of those stockholders. Quanta undertakes to promptly deliver upon request a separate copy of such materials to any stockholder at a shared address to which a single copy of the documents was delivered. Stockholders sharing an address may also request delivery of a single copy of the proxy materials, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, stockholders should notify Quanta by contacting the Corporate Secretary in writing at Quanta Services, Inc., 2800 Post Oak Blvd., Suite 2600, Houston, Texas 77056 or by phone at 713-629-7600.

What if I receive more than one proxy card?

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.

2016 Proxy Statement	7

Security Ownership of Certain

Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of April 4, 2016, unless otherwise indicated, with respect to each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Common Stock, Series F Preferred Stock or Series G Preferred Stock. Except as indicated otherwise, the beneficial owners named below have sole voting and investment power with respect to the shares indicated as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percent of Class(1)
The Vanguard Group, Inc.	Common Stock	13,451,349 (2)	8.8%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
BlackRock, Inc.	Common Stock	10,084,655 (3)	6.6%
55 East 52nd Street
New York, New York 10055
Gunnar Investments Inc.(4)	Common Stock	449,929	*
Victor Budzinski, Trustee	Series F	1 (5)	100.0%
208 Windermere Drive N.W.	Preferred Stock
Edmonton, Alberta T6W 0S4
Gunnar Investments Inc.(6)	Series G	1 (7)	100.0%
1900 520 3rd Street SW	Preferred Stock
Calgary, Alberta T2P

*	Percentage of shares does not exceed 1%.
(1)	The percent of class beneficially owned is calculated based on (i) with respect to our Common Stock, 153,562,555 shares, (ii) with respect to our Series F Preferred Stock, one share, and (iii) with respect to our Series G Preferred Stock, one share, in each case issued and outstanding as of April 4, 2016. In addition, if a person has the right to acquire beneficial ownership of shares within 60 days following April 4, 2016, those shares are deemed beneficially owned by that person as of that date and are deemed to be outstanding solely for the purpose of determining the percentage of Common Stock that he or she owns. Those shares are not included in the computations for any other person.
(2)	Based on Schedule 13G/A (Amendment No. 6) filed on February 10, 2016 by The Vanguard Group, Inc. (“Vanguard”), an investment adviser, which has sole voting power over 299,465 shares, sole dispositive power over 13,218,984 shares, shared voting power over 18,300 shares, and shared dispositive power over 322,365 shares. The Schedule 13G/A (Amendment No. 6) further indicates that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 274,865 shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 126,100 shares as a result of its serving as investment manager of Australian investment offerings.
(3)	Based on Schedule 13G/A (Amendment No. 6) filed on February 10, 2016 by BlackRock, Inc., a parent holding company for a number of investment management subsidiaries, which has sole voting power with respect to 8,569,254 shares and sole dispositive power over all 10,084,655 shares.
(4)	As of April 4, 2016, Gunnar Investments Inc. (formerly 1144809 Alberta Ltd.), an Alberta corporation and record owner of one share of Series G Preferred Stock, was the record owner of 449,929 shares of our Common Stock.
(5)	As of April 4, 2016, the one issued and outstanding share of our Series F Preferred Stock had voting rights equivalent to 3,500,000 shares, or 2.3%, of our Common Stock.
(6)	As of April 4, 2016, Gunnar Investments Inc., record owner of one share of Series G Preferred Stock, was the record owner of 449,929 shares of our common stock.
(7)	As of April 4, 2016, the one issued and outstanding share of our Series G Preferred Stock had voting rights equivalent to 449,929 shares, or 0.3%, of our Common Stock.

2016 Proxy Statement	8

Security Ownership of Certain

Beneficial Owners and Management

Security Ownership of Management

The following table sets forth, as of April 4, 2016, the number of shares of Common Stock beneficially owned by (i) each of our directors and director nominees, (ii) each of our named executive officers listed in the 2015 Summary Compensation Table (collectively, the “NEOs”), and (iii) all of our directors and executive officers as a group.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number(2)			Percent of Class
Directors:(3)
Vincent D. Foster	234,858	(4	)(5)	*
Bruce Ranck	102,248	(4	)(6)	*
Louis C. Golm	89,950	(4	)(5)(6)	*
James R. Ball	61,012	(4	)(5)(6)	*
Bernard Fried	52,523	(4	)(5)(6)	*
Worthing F. Jackman	26,336	(4	)(5)	*
Pat Wood, III	21,329	(4	)(5)	*
J. Michal Conaway	20,546	(4	)(5)	*
Margaret B. Shannon	16,462	(4)		*
Doyle N. Beneby	1,240	(4)		*
David M. McClanahan	1,240	(4)		*
Named Executive Officers:
James F. O’Neil III	325,739	(5	)(7)(8)	*
Earl C. (Duke) Austin, Jr.	172,797	(5	)(6)(7)	*
Derrick A. Jensen	141,231	(5	)(7)	*
Dale L. Querrey	31,662	(5	)(7)	*
Steven J. Kemps	8,868	(7)		*
All directors and executive officers as a group (19 persons)	1,069,567	(4	)(5)(6)(7)(8)	*

*	Percentage of shares does not exceed 1%.
(1)	The percent of class beneficially owned is calculated based on 153,562,555 shares of our Common Stock issued and outstanding as of April 4, 2016, adjusted as required by the rules promulgated by the SEC. Shares of Common Stock that may be acquired upon vesting of restricted stock units (“RSUs”) within 60 days of April 4, 2016 and vested RSUs that are not yet settled are deemed outstanding and beneficially owned by the person holding such RSUs for purposes of computing the number of shares and percentage beneficially owned, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.
(2)	Except as otherwise indicated, the persons named have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.
(3)	Mr. Austin is an executive officer and director of Quanta, but his beneficial ownership is reported with the executive officers.
(4)	Includes shares that may be acquired upon vesting of RSUs within 60 days of April 4, 2016 as follows: 7,923 shares for Mr. Ranck; 4,823 shares for each of Messrs. Foster, Golm, Ball, Fried, Conaway, Jackman and Wood and Ms. Shannon; 1,240 shares for each of Messrs. Beneby and McClanahan; and 48,987 shares for all directors and executive officers as a group.
(5)	Includes RSUs that have vested or that will vest within 60 days of April 4, 2016 and for which settlement has been or will be deferred, as applicable, pursuant to the deferred compensation plans maintained by Quanta as follows: 13,776 shares for each of Messrs. Foster, Fried, Jackman and Wood; 8,953 shares for Mr. Golm; 6,889 for Mr. Ball; 7,306 for Mr. Conaway; 212,107 for Mr. O’Neil; 85,859 for Mr. Austin; 55,723 for Mr. Jensen; 4,005 shares for Kemps; and 244,076 shares for all directors and executive officers as a group.

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Security Ownership of Certain

Beneficial Owners and Management

(6)	Includes shares held by family trusts or family limited partnerships as to which the named person and his or her spouse have shared voting and investment power as follows: 87,814 shares for Mr. Ranck; 76,174 shares for Mr. Golm; 47,236 shares for Mr. Ball; 38,747 shares for Mr. Fried; 20,000 shares for Mr. Austin; and 269,971 shares for all directors and executive officers as a group.
(7)	Does not include shares underlying performance units or performance-based RSUs that vest only to the extent performance objectives are achieved as follows: 142,453 units for Mr. O’Neil; 231,051 units for Mr. Austin; 95,959 units for Mr. Jensen; 18,782 units for Mr. Querrey; 50,193 units for Mr. Kemps; and 457,469 units for all directors and officers as a group.
(8)	Mr. O’Neil resigned as President, Chief Executive Officer and Director as of March 14, 2016, and therefore shares beneficially owned by him are excluded from the total for all directors and executives officers as a group.

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Quanta Board of Directors

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently consists of twelve directors, whose current terms of office all expire at the 2016 annual meeting. James R. Ball and Louis C. Golm, currently members of our Board, will not stand for re-election at the 2016 annual meeting. Having considered the size, structure and composition of the Board, and based on the recommendation of the Governance and Nominating Committee, the Board approved a decrease in the number of directors constituting the Board by two, effective as of May 26, 2016, so that the Board shall thereafter consist of ten directors until otherwise determined in accordance with Quanta’s bylaws.

The Board proposes that the following ten nominees be elected for a new term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees has consented to serve if elected. If a nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named below. The director nominees standing for election are:

Name	Age	Position(s) with Quanta	Director Since
Earl C. (Duke) Austin, Jr.	46	President, Chief Executive Officer, Chief Operating Officer and Director	2016
Doyle N. Beneby	56	Director	2016
J. Michal Conaway	67	Director	2007
Vincent D. Foster	59	Director	1998
Bernard Fried	59	Director	2004
Worthing F. Jackman	51	Director	2005
David M. McClanahan	66	Director	2016
Bruce Ranck	67	Chairman of the Board	2005
Margaret B. Shannon	66	Director	2012
Pat Wood, III	53	Director	2006

Earl C. (Duke) Austin, Jr. has served as a member of the Board of Directors and President and Chief Executive Officer since March 2016 and as our Chief Operating Officer since January 2013. He previously served as President of the Electric Power Division and Oil and Gas Division from May 2011 to December 2012 and had responsibility for oversight of power and pipeline operations since January 2011. He served as President of the Oil and Gas Division from October 2009 to May 2011 and as President of North Houston Pole Line, L.P., an electric and natural gas specialty contractor and subsidiary of Quanta, from 2001 until September 2009. He is currently a director of the Southwest Line Chapter of NECA. Mr. Austin holds a Bachelor of Arts in Business Management degree. The Board believes Mr. Austin’s qualifications to serve on the Board include his significant contributions to Quanta in strategy and operational and safety leadership, including as our Chief Operating Officer, as well as his extensive technical expertise and knowledge of the industries Quanta serves. Mr. Austin also brings extensive knowledge of all aspects of the Company’s operations as a result of his recent appointment as Chief Executive Officer.

Doyle N. Beneby has been a member of the Board of Directors since March 2016. Mr. Beneby has served as the Chief Executive Officer of New Generation Power International since October 2015. He previously served as President and Chief Executive Officer of CPS Energy from August 2010 until September 2015. Mr. Beneby has served as a director of Korn/Ferry International since September 2015 and as a director of Capital Power

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Corp. since May 2012. Mr. Beneby holds a Bachelor of Science Degree in Engineering and an M.B.A. degree. The Board believes Mr. Beneby’s qualifications to serve on the Board include his extensive executive-level experience at a municipal electric and gas utility and his service as a chief executive officer and director of other public companies, as well as his operational, safety and financial expertise and knowledge of the industries Quanta serves.

J. Michal Conaway has been a member of the Board of Directors since August 2007. He has served as the Chief Executive Officer of Peregrine Group, LLC, an executive consulting firm, since 2002. Mr. Conaway has been providing consulting and advisory services since 2000. Prior to 2000, Mr. Conaway held various management and executive positions, including serving as Chief Financial Officer of Fluor Corporation, an engineering, procurement, construction and maintenance services provider. Mr. Conaway previously served as a director of GT Advanced Technologies, Inc., formerly known as GT Solar International, Inc., from 2008 until March 2016 and as a director of Cherokee International Corporation from April 2008 until November 2008. Mr. Conaway holds an M.B.A. degree and is a Certified Public Accountant. The Board believes Mr. Conaway’s qualifications to serve on the Board include his prior service as the chief financial officer of multiple public corporations, including those within Quanta’s line of business, his years of service on boards of other public and private companies, his extensive financial and accounting expertise, and his advisory experience in strategic, operational and financial matters.

Vincent D. Foster has been a member of the Board of Directors since 1998. He has served as Chairman of the Board and Chief Executive Officer of Main Street Capital Corporation, a specialty investment company, since March 2007. He also has served as Senior Managing Director of Main Street Capital Partners, LLC (and its predecessor firms), a private investment firm, since 1997. Mr. Foster has served as a director of Team Industrial Services, Inc. since 2005. Mr. Foster previously served as a director of U.S. Concrete, Inc. from 1999 to 2010, Carriage Services, Inc. from 1999 to 2011, and HMS Income Fund, Inc. from June 2012 to March 2013. Mr. Foster holds a J.D. degree and is a Certified Public Accountant. The Board believes Mr. Foster’s qualifications to serve on the Board include his significant contributions and service to Quanta since its inception, his experience as chief executive officer of a public corporation, his many years of service on boards of other public companies and his extensive tax, accounting, merger and acquisitions, financial and corporate governance expertise.

Bernard Fried has been a member of the Board of Directors since March 2004. He has served as Principal of BF Consulting, a provider of management consulting services, since September 2011. Mr. Fried previously served as the Executive Chairman of OpTerra Energy Group, an energy conservation measures services provider, from June 2012 to February 2016, and as the Executive Chairman of Energy Solutions International, a software provider to the pipeline industry, from March 2011 to May 2015. Mr. Fried also served as Chief Executive Officer and President of Siterra Corporation, a software services provider, from May 2005 to March 2011, as Chief Executive Officer and President of Citadon, Inc., a software services provider, from 2001 until November 2003, and as Chief Financial Officer and Managing Director of Bechtel Enterprises, Inc. from 1997 until 2000. Mr. Fried holds a Bachelor of Engineering degree and an M.B.A. degree. The Board believes Mr. Fried’s qualifications to serve on the Board include his executive management experience, including at companies within Quanta’s line of business, his years of service on boards of public and private companies, and his extensive executive-level experience in operations, engineering, construction, project management, finance and international business.

Worthing F. Jackman has been a member of the Board of Directors since May 2005. He has served as Executive Vice President - Chief Financial Officer of Waste Connections, Inc., an integrated solid waste services company, since September 2004 and served as its Vice President - Finance and Investor Relations from April

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2003 until August 2004. From 1991 until April 2003, Mr. Jackman held various positions with Deutsche Bank Securities, Inc., an investment banking firm, most recently serving as a Managing Director, Global Industrial and Environmental Services Group. Mr. Jackman holds an M.B.A. degree. The Board believes Mr. Jackman’s qualifications to serve on the Board include his experience as the chief financial officer of a public corporation and his investment banking experience, as well as his extensive financial and accounting expertise.

David M. McClanahan has been a member of the Board of Directors since March 2016. He previously served as President and Chief Executive Officer of CenterPoint Energy, Inc. from October 2002 until December 2013 and as Special Advisor to the Chief Executive Officer of CenterPoint Energy, Inc. from January 2014 until June 2014. From 1999 until 2002, Mr. McClanahan served as President and Chief Operating Officer of all regulated operations for Reliant Energy, Inc. He also previously served as a director of CenterPoint Energy, Inc. from 2002 until 2013. Mr. McClanahan holds a Bachelor of Science Degree in Mathematics and an M.B.A. degree and is a Certified Public Accountant. The Board believes Mr. McClanahan’s qualifications to serve on the Board include his extensive experience, including as a chief executive officer of a public company, in the electric power and natural gas industries and his prior service on the boards of other public companies, as well as his technical expertise and knowledge of the industries Quanta serves and his financial and accounting expertise.

Bruce Ranck has been a member of the Board of Directors since May 2005 and Chairman of the Board since May 2013. He has been a partner with Bayou City Partners, a venture capital firm, since 1999. Mr. Ranck served as Chief Executive Officer of Tartan Textile Services, Inc., a healthcare linen services provider, from August 2003 until April 2006. From 1970 until 1999, he held various positions with Browning-Ferris Industries, Inc., a provider of waste management services, most recently as Chief Executive Officer and President. Mr. Ranck served as a director of Dynamex Inc. from 2002 until February 2011. He received a Bachelor of Arts degree from Michigan State University in 1970. The Board believes Mr. Ranck’s qualifications to serve on the Board include his executive management experience, including as chief executive officer of a large public corporation, his extensive acquisition integration experience, and his years of service on boards of other public and private companies.

Margaret B. Shannon has been a member of the Board of Directors since December 2012. She served as Vice President and General Counsel of BJ Services Company, an international oilfield services company, from 1994 to 2010, when it was acquired by Baker Hughes Incorporated. Prior to 1994, she was a partner with the law firm of Andrews Kurth LLP. Ms. Shannon has served on the board of directors of Matador Resources Company, an exploration and production company, since June 2011. In addition, she is active in several not-for-profit organizations in Houston. Ms. Shannon received her J.D. cum laude from Southern Methodist University Dedman School of Law in 1976 and her Bachelor of Arts degree from Baylor University in 1971. The Board believes Ms. Shannon’s qualifications to serve on the Board include vast experience in the energy industry, as well as in corporate governance, and her years of service on boards of other public and private companies.

Pat Wood, III has been a member of the Board of Directors since May 2006. He has served as a Principal of Wood3 Resources, an energy infrastructure developer, since July 2005. From 2001 until July 2005, Mr. Wood served as Chairman of the Federal Energy Regulatory Commission, and from 1995 until 2001, he chaired the Public Utility Commission of Texas. Prior to 1995, Mr. Wood was an attorney with Baker Botts L.L.P. and an associate project engineer with Arco Indonesia, an oil and gas company, in Jakarta. Mr. Wood has served as a director of SunPower Corporation since 2005, non-executive chairman of the board of directors of Dynegy, Inc. since October 2012 and director of Memorial Resource Development since June 2014. He also serves as a strategic advisor for Hunt Power, InfraREIT, Inc. and Sharyland Utilities, L.P. Mr. Wood holds a Bachelor of Science in Civil Engineering degree from Texas A&M University and a J.D. degree from Harvard University. The Board believes Mr. Wood’s qualifications to serve on the Board include his significant strategic

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and operational management experience, his unique perspective and extensive knowledge with regard to the legal and regulatory process and policy development at the government level, his years of service as a director of other public and private companies, and his energy infrastructure development expertise.

The Board of Directors unanimously recommends a vote FOR the election of each of the director nominees.

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Corporate Governance

We are committed to having sound corporate governance practices that maximize stockholder value in a manner consistent with legal requirements and the highest standard of integrity. In that regard, the Board has adopted guidelines that provide a framework for the governance of Quanta. In addition, we continually review these guidelines and regularly monitor developments in the area of corporate governance. Our Corporate Governance Guidelines are posted on our website at www.quantaservices.com under the heading “Investors & Media / Corporate Governance.”

Board Leadership Structure

The Board believes that the leadership structure of Quanta’s Board should include either an independent non-executive Chairman of the Board or a Lead Director who satisfies Quanta’s standards for independence. The Board believes that the appointment of a Lead Director achieves many of the benefits claimed to result from the separation of the Chairman of the Board and the Chief Executive Officer roles. The Board reviews its leadership structure from time to time to assess whether it continues to serve the best interests of Quanta and its stockholders. The Board believes that this approach provides flexibility to adapt to changing circumstances, enabling the Board to fulfill its oversight role and allowing the Board to review the manner in which its leadership is configured with a view toward maintaining a structure that best serves Quanta and its stockholders.

Chairman of the Board

Quanta’s Corporate Governance Guidelines provide that the Board will appoint a Chairman of the Board, who may but need not be an employee of Quanta. The Chairman of the Board presides over all regular sessions of the Board and Quanta’s annual meetings of stockholders. With input from the Chief Executive Officer (if the Chairman is an independent director), or in consultation with the Lead Director (if the Chairman is not an independent director), the Chairman sets the agenda for Board meetings, subject to the right of each Board member to suggest the inclusion of item(s) on any agenda. The Chairman of the Board may vote at any meeting of the Board on any matter called to a vote, subject to the legal, fiduciary and governance requirements applicable to all members of the Board. If the Chairman of the Board is an independent director, the duties and responsibilities of the Chairman of the Board generally include the following:

•	working with the Chief Executive Officer to ensure directors receive timely, accurate, and complete information to enable sound decision making, effective monitoring and advice;

•	encouraging active engagement of all directors;

•	directing discussions toward a consensus view and summarizing discussions for a complete understanding of what has been agreed;

•	encouraging the Board’s involvement in strategic planning and monitoring the Chief Executive Officer’s implementation;

•	coordinating, monitoring and maintaining a record of all meetings of independent directors and discussing Board executive session results with the Chief Executive Officer;

•	promoting effective relationships and open communication between the independent directors and the management team;

•	coordinating, together with the Compensation Committee, the formal evaluation of the Chief Executive Officer on an annual basis;

•	coordinating, together with the Governance and Nominating Committee, the succession plans for the Chief Executive Officer;

•	identifying matters specifically reserved for the decision of the Board and ensuring that the Board sets appropriate levels of authority for management;

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•	coordinating, together with the Governance and Nominating Committee, a process for the annual evaluation of the Board, its members and its committees; and

•	reviewing management’s investor relations strategy and participating, where appropriate, in its implementation.

Additional duties and responsibilities of the Chairman of the Board may be established from time to time by the Board and the Governance and Nominating Committee of the Board. In May 2015, the Board re-appointed Bruce Ranck, an independent director, as non-executive Chairman of the Board to serve as such until his successor is duly elected and qualified at the next annual meeting of the Board or until his earlier resignation or removal. Mr. Ranck has served as Quanta’s non-executive Chairman of the Board since his initial appointment in May 2013. The Board may modify this structure in the future to ensure that the Board leadership structure for Quanta remains effective and advances the best interests of our stockholders.

Lead Director

In the event the Chairman of the Board is not an independent director, our Corporate Governance Guidelines provide that a Lead Director will be elected exclusively by the independent directors. The Lead Director must be an independent director and will assist the Chairman of the Board and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board. A Lead Director is responsible for ensuring that the quality, quantity and timeliness of the flow of information between management and the Board enables the Board to fulfill its functions and fiduciary duties in an efficient and effective manner. In addition, the Lead Director will coordinate the activities of the other independent directors, preside over the Board when the Chairman of the Board is not present, consult with the Chairman of the Board as to agenda items for Board and committee meetings, and perform such other duties and responsibilities as the Board deems appropriate.

The Board’s Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of long-term organizational objectives and enhance stockholder value. The annual enterprise risk management assessment, led by Quanta’s Chief Executive Officer and the Chief Financial Officer, provides visibility to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. In this process, risk is assessed throughout the business, including operational, financial, legal, regulatory, strategic and reputational risks. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting Quanta’s business strategy, both short-term and long-term, is a key part of its understanding of Quanta’s risks and what constitutes an appropriate level of risk for Quanta as well as how such risks are managed.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. Specifically, the Audit Committee focuses on risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. In addition, the Compensation Committee focuses on risks relating to Quanta’s compensation policies and programs and, in setting compensation, strives to create incentives that are aligned with Quanta’s risk management profile. Quanta’s Governance and Nominating Committee focuses on risks relating to Quanta’s corporate governance and Board membership and structure and also conducts an annual assessment of the risk management process and reports its findings to the Board. Finally, Quanta’s Investment Committee focuses on risks associated with prospective acquisitions, dispositions and investments, as well as capital investment strategies.

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Board Independence

The Board has determined that each of our directors, other than our Chief Executive Officer, Mr. Austin, has no material relationship with Quanta (either directly or as a partner, stockholder or officer of an organization that has a relationship with Quanta) and is “independent” within the meaning of the NYSE corporate governance listing standards. The Board has made this determination based in part on its finding that these independent directors meet the categorical standards for director independence set forth in our Corporate Governance Guidelines and in the NYSE corporate governance listing standards. With each director other than Mr. Austin deemed independent, the Board exceeds the NYSE requirement that a majority of directors be independent.

When evaluating the independence of Mr. Ball, the Board considered Quanta’s employment of his son, as more fully described in “Certain Transactions — Related Party Transactions — Transactions Involving Executive Officers and Directors.” When evaluating the independence of Mr. Wood, the Board considered his service as a director of SunPower Corporation, his service as non-executive chairman of the board of directors of Dynegy, Inc. and his service as a strategic adviser to Sharyland Utilities, all of which are customers or potential customers of Quanta. The Board determined that these relationships were not material and that Mr. Wood’s positions and the amounts involved did not prevent a finding of independence under the NYSE standards or our Corporate Governance Guidelines.

Our Corporate Governance Guidelines, which include our categorical standards for director independence, are posted on our website at www.quantaservices.com under the heading “Investors & Media / Corporate Governance.”

Executive Sessions of Non-Management Directors

In accordance with the NYSE corporate governance listing standards, our non-management directors, each of whom is “independent” within the meaning of NYSE corporate governance listing standards and our Corporate Governance Guidelines, meet in executive session without management at each regularly scheduled Board meeting.

Director Meetings

During the year ended December 31, 2015, the Board held 13 meetings. All directors attended at least 75% of the meetings of the Board and the committees of the Board, if any, on which they served during the periods for which they have served as a director. We encourage, but do not require, the members of the Board to attend the annual meeting of stockholders. Last year, nine of the ten directors attended the annual meeting of stockholders.

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Investment Committee. The Board has examined the composition of each standing committee and has determined that each member of these committees is “independent” within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines. Each standing committee operates under a formal charter adopted by the Board that governs its responsibilities. The committee charters are posted on our website at www.quantaservices.com under the heading “Investors & Media / Corporate Governance.” The current

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membership and the number of meetings held during the last fiscal year and the primary responsibilities of each standing committee are set forth below:

Audit Committee
• Appointing, compensating and overseeing the independent registered public accounting firm and reviewing and approving audit and certain non-audit services performed	Number of Meetings During 2015: 9

• Reviewing and approving the scope and procedures of the accounting firm’s annual audit, and reviewing the final audit, including any comments, recommendations or problems encountered

• Reviewing and discussing quarterly reports from the accounting firm on, among other things, critical accounting policies and practices and any alternative treatments of financial information within generally accepted accounting principles

• Conducting an annual review of the accounting firm’s internal quality control measures and all relationships between the accounting firm and Quanta

• Reviewing management’s report on internal control over financial reporting and the accounting firm’s attestation of the Company’s internal control over financial reporting

• Reviewing any significant deficiencies or material weaknesses in the design or operation of the Company’s internal control over financial reporting and any fraud involving management or others involved in the internal control over financial reporting

• Monitoring the quality and integrity of financial statements and earnings press releases

• Reviewing the performance of the Company’s internal audit function, including the internal audit director, and the scope and results of the annual internal audit plan

• Establish and maintain procedures for receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters and for confidential submission by employees regarding questionable accounting or auditing matters

• Considering policies with respect to risk assessment and risk management

• Reviewing and approving, as appropriate, related party transactions

Committee Members James R. Ball (I)(F) Vincent D. Foster (I) Bernard Fried (I)(F) Worthing F. Jackman (C)(I)(F)

(C)	Chairman of the Committee
(F)	Audit Committee Financial Expert within the meaning of SEC regulations, as determined by the Board
(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines

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Compensation Committee
• Overseeing the administration of Quanta’s incentive compensation plans, including the issuance of awards pursuant to equity-based incentive plans	Number of Meetings During 2015: 8

•  Reviewing and approving salaries, bonuses, equity-based awards and other compensation of all executive officers and other management of Quanta and its subsidiaries

•  Reviewing and approving executive officer employment agreements and other compensation arrangements

Committee Members Bernard Fried (C)(I) Louis C. Golm (I) Margaret B. Shannon (I) Pat Wood, III (I)

Governance and Nominating Committee
• Developing, recommending and periodically reviewing corporate governance principles applicable to the Board and Quanta	Number of Meetings During 2015: 10

•  Establishing qualifications for membership on the Board and its committees and evaluating the structure of the Board

•  Making recommendations to the Board regarding persons to be nominated for election or re-election to the Board and appointment of directors to Board committees

•  Evaluating policies regarding the recruitment of directors

•  Making recommendations to the Board regarding persons to be elected as executive officers of Quanta and periodically reviewing the development of executive officers and succession planning

•  Making recommendations to the Board regarding compensation and benefits for non-employee directors

Committee Members J. Michal Conaway (I) Louis C. Golm (I) Margaret B. Shannon (C)(I) Pat Wood, III (I)

Investment Committee
• Considering and approving certain acquisitions, investments and dispositions by Quanta, including the terms, transaction structure, and form and amount of consideration	Number of Meetings During 2015: 6

•  Evaluating certain capital expenditures by Quanta

•  Monitoring ongoing activities in connection with certain investments and acquisitions

•  Tracking certain completed acquisitions and investments

•  Conducting a qualitative and quantitative review of certain historical transactions

•  Assessing policies regarding transactions that hedge certain commodity, interest rate, currency, and other business risks

Committee Members James R. Ball (I) J. Michal Conaway (C)(I) Vincent D. Foster (I) Worthing F. Jackman (I)

(C)	Chairman of the Committee
(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines

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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as an employee or officer of Quanta or any of its subsidiaries during 2015, was formerly an officer of Quanta or any of its subsidiaries, or had any relationship with Quanta requiring disclosure herein as a related party transaction. Additionally, no executive officers served on the compensation committee or as a director of another company, one of whose executive officers served on Quanta’s Compensation Committee or as a director of Quanta.

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of Quanta and its subsidiaries, including the principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics and Business Conduct is posted on our website at www.quantaservices.com under the heading “Investors & Media / Corporate Governance.” We intend to post at the above location on our website any amendments or waivers to the Code of Ethics and Business Conduct that are required to be disclosed pursuant to Item 5.05 of Form 8-K.

Communications with the Board

Stockholders and other interested parties may communicate with one or more of our directors, including our non-management directors or independent directors as a group, a committee or the full Board by writing to Corporate Secretary, Quanta Services, Inc., 2800 Post Oak Blvd., Suite 2600, Houston, Texas 77056. All communications will be reviewed by the Corporate Secretary and forwarded to one or more of our directors, as appropriate.

Identifying and Evaluating Nominees for Director

The Governance and Nominating Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance and Nominating Committee will consider candidates for Board membership suggested by incumbent directors, management, third-party search firms and others. The Governance and Nominating Committee will also consider director nominations by stockholders that are made in compliance with the notice provisions and procedures set forth in our bylaws. For a discussion of these requirements, see “Additional Information – Stockholder Proposals and Nomination of Directors for the 2017 Annual Meeting.” All applications, recommendations or proposed nominations for Board membership received by Quanta will be referred to the Governance and Nominating Committee. The manner in which the Governance and Nominating Committee evaluates the qualifications of a nominee for director does not differ if the nominee is recommended by a stockholder.

The Governance and Nominating Committee has the authority to retain, at Quanta’s expense, a third-party search firm to help identify and facilitate the screening and interview process of potential director nominees, and the third-party firm may, among other things, conduct reference checks, prepare a biography of each candidate for the Governance and Nominating Committee to review and help coordinate interviews. Once the Governance and Nominating Committee has identified a potential director nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the candidate, as well as the committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The committee also may engage a third party to conduct a background

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check of the candidate. If the committee determines to further pursue the candidate, the committee then will evaluate the extent to which the candidate meets the Board membership qualifications described in “Director Qualifications” below.

In addition, the Governance and Nominating Committee considers other relevant factors it deems appropriate, including the current composition of the Board (including its diversity in experience, background, gender and ethnicity), the balance of management and independent directors, the need for a certain Board committee expertise, and the nature and extent of a candidate’s activities unrelated to Quanta, including service as a director on the boards of other public companies. In connection with this evaluation, the committee determines whether to interview the candidate, and, if warranted, the committee interviews the candidate in person or by telephone. The committee may also ask the candidate to meet with members of Quanta’s management or other Board members. After completing this evaluation, if the committee believes the candidate would be a valuable addition to the Board, it will recommend to the Board the candidate’s nomination for appointment or election as a director.

During 2015 and early 2016, the Governance and Nominating Committee engaged a third-party search firm to identify potential director candidates and facilitate the screening and interview process for those candidates. Messrs. Beneby and McClanahan, among others, were identified and recommended for consideration by the search firm. The search firm also assisted the Governance and Nominating Committee during the interview process by conducting background and reference checks, preparing biographies and other background information and coordinating interviews of certain candidates.

The factors described above and the qualifications described in “Director Qualifications” below were considered with respect to each of the candidates the Governance and Nominating Committee interviewed. Certain candidates, including Messrs. Beneby and McClanahan, also met with members of Quanta’s management and other Board members. After evaluating and discussing all of the candidates, the committee believed that Messrs. Beneby and McClanahan met the Board membership qualifications and that they would be valuable additions to the Board. In March 2016, the Governance and Nominating Committee recommended both for appointment to the Board, and the full Board appointed them as directors.

Director Qualifications

Our Corporate Governance Guidelines contain Board membership qualifications that the Governance and Nominating Committee considers in selecting nominees for our Board. Pursuant to these qualifications, members of the Board should possess the highest standards of personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment, the willingness to speak their mind and the ability to challenge and stimulate management in a constructive manner. In addition, Board members should have diverse experience at policy-making levels that may include business, government, education, technology or non-profit organizations, as well as experience in areas that are relevant to our business. Further, they should have demonstrated leadership skills in the organizations with which they are or have been affiliated.

Members of the Board must also be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time. As such, our Corporate Governance Guidelines provide that Board members should not serve on more than three additional public company boards, and Board members that are chief executive officers (or hold an equivalent position) with another public company should not serve on more than one public company board in addition to Quanta’s Board and their own company board. Board members will not be nominated for election to the Board if the election would

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occur after their 73rd birthday; however, the full Board may make exceptions to the mandatory retirement age in special circumstances. The Governance and Nominating Committee seeks directors representing a broad range of viewpoints and diverse backgrounds, including women and minorities that meet the above qualifications.

Director Compensation

The Governance and Nominating Committee has the responsibility of recommending to the Board compensation and benefits for non-employee directors. The committee is guided by certain director compensation principles set forth in our Corporate Governance Guidelines.

  Current Director Compensation

At every annual meeting of stockholders at which a non-employee director is elected or re-elected, each such director receives (i) an annual award of restricted stock units (“RSUs”) having a value of $140,000 and (ii) the annual cash retainer(s) set forth below for board membership, committee membership, and board/committee leadership to which such non-employee director is appointed:

	Annual Membership Cash Retainer	Annual Cash Retainer Supplement For Committee Chairmanship
Board of Directors	$75,000	N/A
Audit Committee	$15,000	$15,000
Compensation Committee	$10,000	$15,000
Governance and Nominating Committee	$10,000	$10,000
Investment Committee	$10,000	$10,000

Upon initial appointment to the Board other than at an annual meeting of stockholders, each non-employee director receives (for the period from the appointment through the end of the current director service year) a pro rata portion of the equity award and applicable cash amounts.

Our non-employee Chairman of the Board receives additional annual compensation in the amount of $180,000, of which 50% is payable in cash, and 50% is payable in RSUs. Upon the initial appointment of a non-employee Chairman of the Board, other than immediately following the annual meeting of stockholders, such director receives (for the period from the appointment through the end of the current director service year) a pro rata portion of the additional annual compensation.

Unless the director’s Board service is terminated earlier, restricted stock or RSUs awarded to non-employee directors generally vest shortly after conclusion of the director service year. Subject to the terms of applicable award agreements, unvested restricted stock or RSUs held by (i) any non-employee director who is not nominated for or elected to a new term, including for example, due to a reduction in the size of the Board, age precluding a re-nomination, the identification of a new nominee, or the desire to retire at the end of a term, or (ii) any non-employee director who resigns at Quanta’s convenience, including any resignation resulting from the non-employee director’s failure to receive a majority of the votes cast in an election for directors as required by Quanta’s Bylaws, vest in full on the earlier of (a) May 28th following conclusion of the director service year, or (b) the date of such non-employee director’s termination of service. RSUs granted to non-employee directors are generally settled in shares of Quanta Common Stock, provided that non-employee directors may elect to settle up to 50% of any RSU award in cash if the non-employee director is in compliance with Quanta’s stock ownership guidelines as of the date of settlement and is expected to remain in compliance immediately following settlement.

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Corporate Governance

Generally, meeting fees are not paid. However, in order to compensate for the time required to accommodate extraordinary meeting activity, each non-employee director (or committee member, as applicable) receives a fee for attendance at the tenth and any subsequent meeting of the Board or the tenth and any subsequent meeting of such committee, in each case during a single director service year, as follows: $2,000 for attendance at a board meeting in person; $1,000 for participation at a board meeting by telephone; $1,000 for attendance at a committee meeting in person; and $500 for participation at a committee meeting by telephone.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred to attend meetings of the Board or the committees thereof, and for other expenses reasonably incurred in their capacity as directors of Quanta. Directors who also are employees of Quanta or any of its subsidiaries do not receive additional compensation for serving as directors. Currently, nine non-employee director nominees are standing for election at the annual meeting. As President and Chief Executive Officer of Quanta during 2015, James F. O’Neil III received no compensation for his service as a director of Quanta. The compensation received by Mr. O’Neil as an employee of Quanta is set forth in the 2015 Summary Compensation Table.

Proposed Director Compensation Cap

As described in “Proposal No. 4: Approval of Amendment to the Omnibus Plan and Reapproval of Material Terms of Performance Goals,” Quanta is asking stockholders to approve an amendment to the Omnibus Plan that would establish an annual limit on the compensation, inclusive of all cash compensation and any awards under the Omnibus Plan, that may be paid to a non-employee director for service during any calendar year. The proposed maximum limit is $400,000, except that for any non-employee director who is serving as Chairman of the Board or Lead Director of the Board or any non-employee director who is serving in his or her first calendar year on the Board such compensation will capped at 200% of the foregoing limit.

Deferred Compensation Plan for Non-Employee Directors

Non-employee directors are eligible to participate in a deferred compensation plan maintained by Quanta. No later than December 31 of each year, each non-employee director may voluntarily elect to defer all or a portion (in 5% increments) of his or her annual cash retainers, including but not limited to, compensation for board membership, committee membership and board/committee leadership, and RSUs to be earned with respect to services performed in the following year. Deferral elections are irrevocable and if no deferral election is made, no compensation is deferred.

Deferred cash amounts are allocated to a separate recordkeeping account maintained for the non-employee director that reflects the amounts deferred and any earnings (positive or negative). The account is credited with returns according to the performance of the deemed investment choices selected by the non-employee director from time to time, from among the deemed investment choices made available by Quanta. However, Quanta has no obligation to provide any deemed investment choice other than a cash account deemed invested in cash equivalents based on the mid-term annual applicable federal rate, as adjusted on the first day of each subsequent year. The interest rate earned on the deferred cash amounts is not above-market or preferential. Deferred RSUs are recorded in an account maintained for the non-employee director that reflects the number of shares deferred.

In general, deferred compensation is distributed to the non-employee director (or his or her beneficiary) upon the director leaving the Board or at a date elected in advance by the director. Additionally, deferred amounts can be distributed upon certain unforeseen emergencies suffered by the non-employee director or upon a change in control of Quanta.

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Corporate Governance

Messrs. Ball, Foster, Fried, Golm, Jackman, and Wood elected to defer all or a portion of their cash compensation and/or RSU awards during 2015.

Stock Ownership Guidelines for Non-Employee Directors

Non-employee directors are required to hold stock with a value equivalent to five times the annual cash retainer for Board membership (excluding the annual cash retainer for committee membership or any supplement for serving as a committee chairman or as chairman of the Board). Non-employee directors have five years from the fiscal year-end following initial election to the Board to accumulate the stock ownership prescribed by the guidelines. As of December 31, 2015, all non-employee directors exceeded the requirements of the stock ownership guidelines. Messrs. Beneby and McClanahan were initially appointed to the Board in March 2016 and are expected to achieve the prescribed ownership within five years of their initial appointment.

2015 Director Compensation Table

The following table sets forth the compensation for each non-employee director during the 2015 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James R. Ball	104,500	145,413	—	—	—	—	249,913
J. Michal Conaway	106,000	145,413	—	—	—	—	251,413
Vincent D. Foster	104,500	145,413	—	—	—	—	249,913
Bernard Fried	119,500	145,413	—	—	—	—	264,913
Louis C. Golm	96,000	145,413	—	—	—	—	241,413
Worthing F. Jackman	119,500	145,413	—	—	—	—	264,913
Bruce Ranck	166,000	238,878	—	—	—	—	404,878
Margaret B. Shannon	106,000	145,413	—	—	—	—	251,413
Pat Wood, III	96,000	145,413	—	—	—	—	241,413

(1)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of RSUs granted during the fiscal year ended December 31, 2015, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The value ultimately realized by the directors upon the actual vesting of the awards may or may not be equal to this determined value. The average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant was used to determine the number of RSUs granted. As of December 31, 2015, Mr. Ranck held unvested awards covering 7,923 shares and each of the remaining non-employee directors identified in the table above held unvested awards covering 4,823 shares.

2016 Proxy Statement	24

Executive Officers

The current executive officers of Quanta are as follows:

Name	Age	Position(s) with Quanta
Earl C. (Duke) Austin, Jr.	46	President, Chief Executive Officer, Chief Operating Officer and Director
Derrick A. Jensen	45	Chief Financial Officer
Dale L. Querrey	51	President – Electric Power
Steven J. Kemps	51	Executive Vice President and General Counsel
Jesse E. Morris	48	Executive Vice President – Corporate Development
Randall C. Wisenbaker	50	Executive Vice President – Operations and Health/Safety and Environmental
Nicholas M. Grindstaff	53	Vice President – Finance and Treasurer
Dorothy Upperman	53	Vice President – Tax

For a description of the business background of Mr. Austin, see “Proposal No. 1 – Election of Directors” above.

Derrick A. Jensen has served as our Chief Financial Officer since May 2012. He previously served as our Senior Vice President – Finance, Administration and Chief Accounting Officer from March 2011 to May 2012, as our Vice President and Chief Accounting Officer from March 1999 to March 2011, and as our Controller from December 1997 until March 2009. Mr. Jensen holds a Bachelor of Science in Business Administration degree in Accounting and became a Certified Public Accountant in the State of Texas in 1997.

Dale L. Querrey has served as our President – Electric Power since March 2015. He previously served as president of PAR Electrical Contractors, Inc. (PAR), a wholly owned subsidiary of Quanta, from January 2011 to March 2015, and in various other roles with Quanta and PAR from November 2004 to January 2011, including Chief Operating Officer of PAR from August 2008 to January 2011. Prior to joining PAR, he served in various roles with ABB Inc. and its affiliates, including Vice President of Operations from April 2002 to October 2004. Mr. Querrey holds a Bachelor of Science in Electrical Engineering and Mechanical Engineering degree and a Master of Science in Electrical Engineering degree.

Steven J. Kemps has served as our Executive Vice President and General Counsel since September 2014. Prior to joining Quanta, he served as General Counsel for Hess Retail Corporation from September 2013 to September 2014 until it was sold to Marathon Petroleum. He previously served in various executive management roles with Dean Foods Company, including Executive Vice President, General Counsel and Corporate Secretary from 2008 to 2013 and Senior Vice President and Deputy General Counsel from 2006 to 2008. Mr. Kemps held various legal positions with increasing responsibility at Kimberly-Clark Corporation from 1997 to 2006. From 1993 to 1997, he was an attorney with Dorsey & Whitney, LLP, and from 1991 to 1993, he served as a law clerk to Judge Paul A. Magnuson of the United States District Court of Minnesota. Mr. Kemps holds a Bachelor of Business Administration degree in Accounting and a Juris Doctorate degree, and he holds a Certified Public Accountant certificate.

Jesse E. Morris has served as our Executive Vice President – Corporate Development since January 2014. He previously served in various roles with Sysco Corporation, including Vice President and Chief Financial Officer – Foodservice Operations from September 2013 to December 2013, Vice President of Finance and Chief Financial Officer – Broadline Operations from February 2012 to August 2013, Vice President, Business Process Management from May 2011 to January 2012, and Vice President, Business Transformation

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Executive Officers

from January 2009 to April 2011. Mr. Morris holds a Bachelor of Business Administration in Finance and Accounting and a Masters in Professional Accounting.

Randall C. Wisenbaker has served as our Executive Vice President – Operations and Health/Safety and Environmental since May 2015. He previously served as our Executive Vice President – Operations from June 2010 to May 2015. Mr. Wisenbaker holds a Bachelor of Science degree in Construction Science.

Nicholas M. Grindstaff has served as our Vice President – Finance since May 2011 and our Treasurer since October 1999. He previously served as a Vice President from March 2010 to May 2011 and as Assistant Treasurer from March 1999 until September 1999. Mr. Grindstaff holds a Master of Science in Accounting degree.

Dorothy Upperman has served as our Vice President – Tax since October 2014. She previously served in various tax management roles with Wal-Mart Stores, Inc., including Sr. Director, Income Tax from 2008 to October 2014 and Director of Federal Audits & SOX Controls from 2007 to 2008. From 1998 to 2004, Ms. Upperman held various positions with Ernst & Young, LLP, most recently serving as Sr. Manager. Ms. Upperman holds a Bachelor of Business Administration degree in Accounting and is a Certified Public Accountant in the State of Texas.

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Compensation Discussion & Analysis

Executive Summary

This Compensation Discussion and Analysis describes Quanta’s executive compensation program for 2015. We use this program to attract, motivate and retain the employees who lead our business. In particular, this section explains how the Compensation Committee made its compensation decisions for our named executive officers, or NEOs, for 2015 and describes how this compensation fits within the Compensation Committee’s guiding principles with respect to NEO compensation.

Named Executive Officers

Our NEOs for 2015 include four executive officers and a former executive officer as follows:

Name	Position(s) with Quanta

James F. O’Neil III	Former President and Chief Executive Officer

Earl C. (Duke) Austin, Jr.	President, Chief Executive Officer and Chief Operating Officer

Derrick A. Jensen	Chief Financial Officer

Dale L. Querrey	President – Electric Power

Steven J. Kemps	Executive Vice President and General Counsel

On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer and as a director of Quanta, and the Board appointed Mr. Austin as President and Chief Executive Officer and as a director of Quanta. Mr. Austin also retained his title of Chief Operating Officer. Mr. O’Neil, though no longer an officer of the Company, is included in this proxy statement as an NEO pursuant to applicable SEC disclosure requirements. For a discussion of the separation agreement entered into with Mr. O’Neil in connection with resignation, see “Executive Compensation Decisions for 2015 – Executive Appointment Matters and Chief Executive Officer Transition” below.

2015 Business Highlights and Overall Compensation Decisions

Overall, the Compensation Committee believes that the total compensation paid to Quanta’s NEOs in 2015 is reasonable and appropriate. In order to reward strong individual performance during 2014 and to better align certain aspects of their compensation with executives with similar positions and responsibilities at companies in our peer group, the Compensation Committee approved increases to each NEO’s base salary and target long-term equity incentive awards for 2015. With respect to the long-term equity incentives awards, 50% to 53% of those awards were in the form of performance units that remain subject to a 3-year performance period ending December 31, 2017, with the remainder in the form of RSUs that vest over a 3-year period in order to promote retention.

Despite operating in a challenging business environment and the recent decline in oil and gas prices, Quanta accomplished the following in 2015:

•	generated revenues of $7.57 billion;
•	generated nearly 8% revenue growth in the Oil and Gas Infrastructure Services segment;
•	achieved backlog of $9.39 billion at year-end 2015; and
•	achieved record cash flow provided by operating activities of continuing operations of approximately $618 million.

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Compensation Discussion & Analysis

Additionally, in order to enhance stockholder value and position the Company for long-term success, the following strategic transactions were completed during 2015:

•	the sale of Quanta’s fiber optic licensing operations for $1 billion (approximately $848 million in after-tax proceeds);
•	the repurchase of nearly $1.5 billion of Common Stock, representing approximately 28% of the outstanding Common Stock as of year-end 2014 and returning the largest amount of capital to stockholders in Company history;
•	the acquisition of 11 companies, thereby enhancing and expanding Quanta’s electric power infrastructure and oil and gas infrastructure service offerings in the United States, Canada and Australia; and
•	the amendment of Quanta’s credit facility to increase commitments thereunder to $1.810 billion and extend the maturity date to December 2020, providing greater flexibility to pursue large projects, acquisitions and other strategic investments.

Despite these accomplishments, the level of achievement associated with company performance metrics under the 2015 annual incentive plan failed to reach the target level set for the NEOs. As a result, with respect to all NEOs, no cash compensation awards were paid on the basis of company performance for the 2015 performance year. The only cash compensation awarded to the NEOs under the 2015 annual incentive plan related to accomplishment of their individual performance goals. Consequently, with respect to all NEOs, total cash compensation paid under the 2015 annual incentive plan was below target cash compensation, and with respect to the three NEOs who were NEOs in 2014 and were employed by Quanta for the full year of 2014, total cash compensation paid in 2015 decreased as compared to the 2014. The following table details the decreases in cash compensation for these three NEOs:

Named Executive Officer	2014 Cash Incentive Award(1)	2015 Cash Incentive Award(2)	Decrease	2014 Total Cash Compensation(3)	2015 Total Cash Compensation(3)	Decrease
Mr. O’Neil	$775,885	$402,325	48.1%	$1,763,385	$1,477,325	16.2%
Mr. Austin	$564,280	$315,000	44.2%	$1,345,530	$1,190,000	11.6%
Mr. Jensen	$384,093	$199,500	48.1%	$921,593	$787,000	14.6%

(1)	The amounts shown reflect cash compensation awarded to each NEO under the 2014 annual incentive plan.
(2)	The amounts shown reflect cash compensation awarded to each NEO under the 2015 annual incentive plan.
(3)	The amounts shown reflect, for the applicable year, base salary paid and cash compensation awarded under the applicable annual incentive plan.

Consideration of Say-on-Pay Vote

At Quanta’s 2015 annual meeting of stockholders, over 94% of our stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our 2015 proxy statement. Accordingly, the Compensation Committee did not implement changes to our executive compensation program as a result of the stockholder advisory vote. As Quanta moves forward into 2016, the Compensation Committee is aware of the difficult business environment, the continuing uncertainty in the marketplace, and the resulting challenges with respect to executive compensation. The Compensation Committee monitors trends and developments to ensure that Quanta provides the appropriate executive compensation incentives to remain competitively positioned to attract and retain executive talent and to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation, while not encouraging excessive risk-taking.

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Compensation Discussion & Analysis

Good Governance and Best Practices

We are committed to strong governance standards that ensure our executive compensation programs are closely aligned with the interests of our stockholders, as evidenced by the policies and practices described below:

•	Stock Ownership Guidelines. We maintain meaningful stock ownership guidelines that align our executives’ long-term interests with those of our stockholders and discourage excessive risk-taking.

•	Clawback Policy. We maintain a clawback policy that permits our Board to recover from our NEOs cash or equity incentive compensation in certain circumstances.

•	Anti-Pledging Policy. We maintain a policy that prohibits directors and executive officers from pledging Quanta securities as collateral for a loan absent pre-clearance and demonstration of financial capacity to repay without resorting to the pledged securities.

•	Anti-Hedging Policy. We maintain a policy that prohibits directors and executive officers from hedging the economic risk of ownership of Quanta Common Stock.

•	Annual Review. Our Compensation Committee has engaged its own independent compensation consultant, who performs an annual comprehensive market analysis of our executive compensation programs and pay levels.

•	Annual Say-on-Pay Vote. We provide our stockholders with an annual opportunity to participate in an advisory vote on the compensation of our NEOs.

•	No Gross-Up. Our employment agreements with NEOs do not provide for gross-ups of excise taxes on severance or other payments in connection with a change of control.

How Our Performance is Linked to Pay

Quanta’s NEO compensation is primarily comprised of base salary, annual incentives and long-term incentives. Our compensation philosophy links executive compensation to both individual and company performance. Base salaries are generally targeted at or near the median of our competitive market. Target annual incentives reflect competitive market levels and practices, with upside opportunity for performance above company and individual performance target levels. Target award levels are designed to achieve total cash compensation above the market median for superior performance, and performance measures are chosen to align the interests of executives with stockholders. Finally, long-term incentives, typically paid with equity, are designed to focus executives on the long-term financial performance of the company, along with achievement of certain strategic initiatives.

The Compensation Committee desires to provide target total direct compensation for each NEO within +/-20% of the median for comparable officers in our peer group. Additionally, the Compensation Committee believes that a significant portion of the target compensation of the NEOs should be performance-based and, therefore, at risk. With respect to each of our NEOs, all of their short-term cash incentive and long-term equity incentive was “at risk” performance-based compensation, as those awards are either variable based on the level

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Compensation Discussion & Analysis

of performance against incentive targets or are subject to continued employment during a 3-year vesting period. The following chart depicts the amount of “at risk” performance-based compensation of our NEOs:

2015 “At Risk” Performance-Based Compensation

Equity-based incentive awards under our 2015 long-term incentive plan represented a substantial portion of each NEO’s compensation as a percentage of total direct compensation (base salary, short-term cash incentive and long-term equity incentive). Equity-based awards play an important role in this challenging economic environment because they provide incentives for the creation of stockholder value and promote executive retention and an ownership culture. For Mr. O’Neil, 67% of the total target compensation mix under the 2015 annual and long-term incentive plans was payable in equity awards, and for our other NEOs, on average, 45% of the total target compensation mix was payable in equity awards. The following graph reflects the mix of target compensation of Mr. O’Neil and our other NEOs in 2015:

2015 Target Compensation Mix

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Compensation Discussion & Analysis

Compensation Philosophy and Process

Overview

The Compensation Committee administers the compensation programs for all of our NEOs. As described above under “Corporate Governance – Committees of the Board,” the Board has determined that each member of the Compensation Committee is “independent” within the meaning of SEC regulations, the NYSE corporate governance listing standards and our Corporate Governance Guidelines. The Compensation Committee’s guiding principles with respect to NEO compensation are:

•	to align NEO incentives with short-term and long-term stockholder value creation;

•	to attract, motivate and retain the best possible executive officer talent by maintaining competitive compensation programs;

•	to tie cash incentives to the achievement of measurable company, business unit and individual performance goals that are associated with strategies intended to differentiate Quanta from its peers;

•	to tie stock incentives to the achievement of measurable company goals linked to our long-term strategic plans; and

•	to promote an ownership culture.

In the first quarter of each fiscal year, the Compensation Committee determines the terms of our annual and long-term incentive plans (each of which is described below) and establishes the company and individual performance metrics that will be used in evaluating the performance of each NEO under the plans. In addition, the Compensation Committee establishes prospective base salary rates and target incentive percentages and amounts for each NEO for the current fiscal year. Following the end of the fiscal year, the Compensation Committee meets to discuss our prior year’s financial performance, to evaluate the performance of our NEOs relative to applicable performance metrics, and to determine the amounts, if any, that will be awarded to each NEO under our annual and long-term incentive plans for the prior fiscal year.

The Compensation Committee seeks to maintain the competitiveness of our executive compensation levels with those of our peers and competitors and considers various factors in determining overall compensation and the individual components of compensation of each NEO, including (i) the results of compensation benchmarking studies, which include an analysis of peer group and published compensation survey data; (ii) economic and market conditions; (iii) the effects of inflation; (iv) changes in our business operations; (v) changes in the compensation practices of our competitors; (vi) the executive officer’s position, experience, length of service and performance; (vii) company performance; and (viii) the judgment of each member of the Compensation Committee based upon prior experiences with executive compensation matters. The influence of these factors on NEO compensation is discussed further below.

Role of Compensation Consultant

The Compensation Committee Charter grants to the Compensation Committee the authority to retain, at Quanta’s expense, compensation consultants, outside legal counsel and other advisors, and to approve their fees. These advisors report directly to the Compensation Committee. During 2015, the Compensation Committee independently retained Deloitte Consulting LLP (“Deloitte”) to examine our executive compensation program and pay practices and the competitiveness of our executive compensation program relative to a public company peer group data in connection with approving prospective base salary rates and target incentive percentages and

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Compensation Discussion & Analysis

amounts for certain executive officers for 2015 (the “Deloitte Benchmarking Study”). Deloitte utilized the following companies for the purpose of obtaining competitive data:

AECOM Technology Corporation	Jacobs Engineering Group Inc.
Baker Hughes Incorporated	KBR, Inc.
Chicago Bridge & Iron Company N.V.	MasTec, Inc.
Emcor Group, Inc.	Oceaneering International, Inc.
Flowserve Corp.	Superior Energy Services, Inc.
Fluor Corporation	Tutor Perini Corporation
FMC Technologies, Inc.	Weatherford International Ltd.
Granite Construction Incorporated

These companies were chosen based on (i) market competition, including companies that compete with Quanta for customers, executive talent and investors, (ii) organization size, with financial characteristics such as revenues or market capitalization similar to those of Quanta, and (iii) industry, including companies in the heavy construction industry and companies that serve oil and gas or power transmission companies. The Compensation Committee may periodically update the companies in future compensation studies as a result of mergers, acquisitions, new publicly traded companies and other changes, using the criteria outlined above.

Following the 2015 fiscal year end, the Compensation Committee assessed company financial performance metrics and individual performance metrics, approving the payouts under our 2015 annual incentive plan, and referred to a new benchmarking study in connection with establishing prospective base salary rates and target incentive percentages and amounts for each NEO under our 2016 incentive plans.

Compensation studies assist the Compensation Committee in establishing the overall compensation practices that are consistent with our philosophy and guiding principles on executive compensation described above. Although compensation studies provide important data for establishing our competitive compensation practices and compensation design, the Compensation Committee uses such studies only as a point of reference and not as a determinative factor for structuring and determining the amount of our NEOs’ compensation. The Compensation Committee also exercises discretion in its use of compensation studies, and the studies do not supplant the significance of individual and company performance that the Compensation Committee considers when making compensation decisions.

Management’s Role in the Compensation-Setting Process

Our Chief Executive Officer plays an important role in setting the compensation of our NEOs (other than with respect to himself). Although our Chief Executive Officer, after taking into account input from other members of management, makes recommendations to the Compensation Committee, the Compensation Committee has final authority and complete discretion in ultimately determining and setting NEO compensation plans, goals, incentive targets, salaries and cash and equity incentive awards.

In the first quarter of each fiscal year, our Chief Executive Officer meets with the Compensation Committee to propose Quanta’s overall financial performance targets and individual objectives for the incentive plans for the current fiscal year. The Compensation Committee reviews these financial performance targets and adjusts them as it deems appropriate. Each individual who is expected to be an NEO also proposes individual objectives for the upcoming fiscal year to our Chief Executive Officer. Our Chief Executive Officer reviews and modifies the objectives, as he deems appropriate, and submits them, together with his own proposed individual

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Compensation Discussion & Analysis

objectives, to the Compensation Committee for its consideration. The Compensation Committee then reviews, modifies, as necessary, and approves each NEO’s individual objectives for the current fiscal year. If, later during the year, it is determined that an individual who was not previously identified as a potential NEO will be an NEO, including if such individual is hired during the performance year, the Compensation Committee promptly reviews, modifies, as necessary, and approves the NEO’s individual objectives. The financial performance targets and individual objectives approved by the Compensation Committee for the 2015 incentive plans are discussed below in “Elements of Executive Compensation” and “Executive Compensation Decisions for 2015.”

Following the end of the fiscal year, the Compensation Committee uses Quanta’s financial performance targets, along with each NEO’s individual objectives, to determine payouts under our incentive plans. At the request of the Compensation Committee, our Chief Executive Officer and certain other executive officers also participate in the Compensation Committee’s review. The subject NEO is not present during the Compensation Committee’s discussion of such NEO’s individual performance relative to his respective individual objectives and awards. Our Chief Executive Officer presents to the Compensation Committee his evaluation of the performance of the other NEOs, taking into account each of their individual objectives, and his compensation recommendations as to each of them. The Compensation Committee considers these evaluations in determining payouts to be made, if any, pursuant to our incentive plans for the completed fiscal year under consideration, as well as salaries and incentive targets of the NEOs for the current fiscal year.

To assist the Compensation Committee as it makes its compensation decisions, management also provides detailed reports for the NEOs indicating, among other things, actual performance relative to company financial performance targets and individual objectives for the completed fiscal year under consideration. These reports combine the elements of the targeted compensation, so that the Compensation Committee may analyze both the individual compensation elements (including the compensation mix) and the total amount of targeted compensation for each NEO for a particular performance year in connection with the Compensation Committee’s consideration of the factors influencing the various elements of NEO compensation.

Consideration of Say-on-Pay Results

The Compensation Committee considered the results of the 2015 advisory “say-on-pay” proposal in connection with the discharge of its responsibilities. Because over 94% of our stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our proxy statement in 2015, the Compensation Committee did not implement changes to our executive compensation program as a result of the stockholder advisory vote. However, the Compensation Committee has continued to evaluate and adjust Quanta’s executive compensation program to ensure that it remained consistent with Quanta’s guiding principles.

Exercise of Discretion in Executive Compensation Decisions

The Compensation Committee has complete discretion to withhold payment pursuant to any of our incentive compensation plans irrespective of whether we or our NEOs have successfully met the financial performance targets or individual objectives set under these plans. For example, awards earned pursuant to the annual incentive plan and long-term incentive plan described below are generally intended to qualify as performance-based compensation and are paid or issued as performance compensation awards under and subject to the terms of the Omnibus Plan. The Compensation Committee may exercise negative discretion, as permitted by the incentive plans and the Omnibus Plan, to reduce incentive awards to amounts determined by the Committee to be appropriate.

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Compensation Discussion & Analysis

Clawback Policy

Our clawback policy, embodied in our 2015 annual and long-term incentive plans, permits the Compensation Committee to recover certain incentive compensation from executive officers and other key employees in accordance with applicable law where the payment was based upon the achievement of certain financial results that were subsequently the subject of a restatement. Based on its review and judgment, the Compensation Committee may seek to recover any amount that it determines was received inappropriately by these individuals.

Equity Award Grant Practices

The Compensation Committee meets in the first quarter of each fiscal year to, among other things, grant equity awards, including, as discussed above, equity awards to our NEOs. This meeting occurs after our earnings release for the fourth quarter of the prior fiscal year to allow the Compensation Committee to review complete financial results for the prior fiscal year when evaluating company and NEO performance. The Compensation Committee may, in its discretion, also grant awards throughout the year in connection with the hiring of a new executive officer or the promotion of an employee to an executive officer position. During 2015, the Compensation Committee granted performance units and time-vested RSUs pursuant to our 2015 long-term incentive plan and, with respect to Mr. Querrey, time-vested RSUs pursuant to the 2014 stock incentive plan applicable to the wholly-owned Quanta subsidiary that employed him prior to his appointment as an executive of Quanta, all of which are set forth in the 2015 Grants of Plan-Based Awards Table.

All equity-based awards granted during 2015 pursuant to our incentive plans for executive officers were made under the Omnibus Plan. Generally, the number of RSUs and performance units we grant is determined by dividing the aggregate dollar amount intended to be awarded by the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant. RSUs and performance units are generally settled in our Common Stock upon vesting. It is not the intention of the Compensation Committee to time the granting of any awards under our incentive plans, including those made to newly hired or newly promoted executive officers, with the release of any material, non-public information.

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Compensation Discussion & Analysis

Elements of Executive Compensation

The key components of our current compensation program for our NEOs are summarized in the table below. Each component has a critical role in creating compensation payouts that motivate and reward strong performance and retaining the NEOs who deliver such performance. The Compensation Committee considers each compensation component individually and all compensation components in the aggregate when making decisions regarding amounts that may be awarded under each other compensation component.

Compensation Element	Form of Compensation	Performance / Payment Criteria	Purpose
Base Salary	Cash	Individual performance and experience in the role are factors	To provide fixed compensation necessary to attract and retain key executives and to offset the cyclicality in our business that may impact variable pay year to year
Short-Term Incentive	Cash	Tied to the achievement of (i) adjusted organic earnings per share (“EPS”) growth target and (ii) individual performance objectives, in each case established by the Compensation Committee	To provide incentives to achieve financial performance targets and individual objectives and to reward our employees for the achievement of those targets and objectives
Long-Term Incentive	Performance units

Performance units cliff-vest at the end of a 3-year performance period and are tied to the achievement of 3-year financial performance targets and strategic initiatives, in each case established by the Compensation Committee

To create a strong incentive to achieve our long-term financial performance targets and strategic initiatives, to align management’s interests with our stockholders’ interests, and to create an incentive for management to remain with Quanta
	Time-vested RSUs	Time-vested RSUs vest over three years in equal annual installments	To attract and retain key executives.
Retirement Benefits	401(k) Matching Non-Qualified Deferred Compensation Plan	N/A	To provide a competitive compensation package
Perquisites	Executive Physical Program Annual Perquisite Allowance Corporate Housing Relocation Package

Annual perquisite allowance may be used for tax planning, financial services, membership club dues, personal use of corporate aircraft and other benefits that may be approved by the Compensation Committee

To provide a competitive compensation package and, in certain cases, to optimize an executive officer’s time

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Compensation Discussion & Analysis

Executive Compensation Decisions for 2015

Base Salary

Base salary is a critical element of our NEO compensation because it provides NEOs with a base level of monthly income that is consistent with competitive practices. Base salaries for NEOs are determined annually by the Compensation Committee during the first quarter of the fiscal year, taking into account such factors as competitive industry salaries (especially the salary practices of companies in our peer group), a subjective assessment of the nature of the position, and the contribution, experience, level of responsibility and length of service of the NEO. While base salaries provide a basic level of economic security for our NEOs, a significant portion of an NEO’s target total direct compensation is performance-based compensation pursuant to the incentive compensation plans described below. The following table reflects the increases in base salaries approved by the Compensation Committee during 2015:

Named Executive Officer	2014 Base Salary Rate (through March 31, 2015)	2015 Base Salary Rate (effective April 1, 2015)	Percentage Increase
Mr. O’Neil	$1,000,000	$1,100,000	10.0%
Mr. Austin	$800,000	$900,000	12.5%
Mr. Jensen	$550,000	$600,000	9.1%
Mr. Querrey	$450,883	$500,000	10.9%
Mr. Kemps	$450,000	$500,000	11.1%

The Compensation Committee, after taking into account, among other things, the results of the Deloitte Benchmarking Study and recommendations from Mr. O’Neil (other than with respect to himself) concluded that the base salary increases for the NEOs were warranted due to strong individual performance during 2014 and also to better align their base salaries with those of executives with similar positions and responsibilities at companies in our peer group, and with respect to Mr. Querrey, that his base salary increase was warranted in consideration of his new role with Quanta.

Annual Incentive Plan

Our annual incentive plan for senior leadership is designed to provide our NEOs with performance awards payable annually in recognition of Quanta achieving a specified financial performance target and the NEO achieving specified individual performance objectives, which are approved by the Compensation Committee at the beginning of the fiscal year. The Compensation Committee elects to pay such performance awards in cash. The NEO must be employed by Quanta on the date any bonus is paid under the annual incentive plan, and any NEO not employed forfeits any and all rights to such bonus. Awards for an eligible NEO that begins employment during the performance year will be pro-rated from the date of hire; however, in any event, an NEO must be employed by October 1st of the performance year to be eligible for an award.

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Compensation Discussion & Analysis

The payout for each NEO under the annual incentive plan is calculated as a percentage of such NEO’s base salary (the “AIP Target Incentive”), a portion of which is then multiplied by the achievement percentage associated with the company performance component and the balance of which is multiplied by the achievement percentage associated with the individual performance component, as set forth in the following calculation:

The Compensation Committee, after taking into account, among other things, the results of the Deloitte Benchmarking Study and recommendations from Mr. O’Neil (other than with respect to himself), as well as the individual NEO’s position, experience, level of responsibility and length of service, established the following AIP Target Incentives for the 2015 performance year:

Named Executive Officer	Base Salary	AIP Target Incentive (% of Base Salary)	AIP Target Incentive (Amount)
Mr. O’Neil	$1,100,000	110%	$1,210,000
Mr. Austin	$900,000	100%	$900,000
Mr. Jensen	$600,000	100%	$600,000
Mr. Querrey	$500,000	90%	$450,000
Mr. Kemps	$500,000	90%	$450,000

AIP Company Performance Component

The company component of the annual incentive plan, which accounts for 65% of a participant’s annual incentive opportunity under the plan, is based on Quanta’s achievement of annual adjusted organic EPS growth (the “AIP Company Performance Component”). Generally, short-term incentives motivate and reward achievement of, and performance in excess of, Quanta’s annual business goals. The Compensation Committee also believes this metric rewards our NEOs for improving financial results for stockholders of Quanta and provides a means to connect cash compensation directly to Quanta’s short-term performance. Specifically, the Compensation Committee believes adjusted organic EPS growth encourages our NEOs to grow the Company profitably, without taking excessive risk.

To measure adjusted organic EPS growth under the annual incentive plan, the Company’s actual adjusted organic EPS for the performance year is compared to a baseline adjusted organic EPS amount, and a payout begins to accrue only if adjusted organic EPS for the performance year is greater than the baseline amount. The baseline adjusted organic EPS amount is calculated as the prior year’s net income attributable to our Common

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Compensation Discussion & Analysis

Stock, plus the full-year effect of acquisitions made during the year, and adjusted for the full-year effect of depreciation, amortization, interest income/expense and compensation expense related to the acquisitions. Actual adjusted organic EPS for the performance year is calculated similarly, except that budgeted post-acquisition contributions by businesses acquired during the performance year are deducted in order to calculate adjusted organic EPS that is comparable to the baseline. For both the baseline and performance year adjusted organic EPS, certain other adjustments may be considered and approved by the Compensation Committee for company results and pre-acquisition results of any acquired companies, including but not limited to, currency fluctuations, unbudgeted legal costs and expenses, charges associated with long-term contract receivables, transaction costs, impairment charges, and stock repurchase activities.

Based upon the performance/payout scale and adjusted organic EPS growth target adopted by the Compensation Committee, NEOs could earn cash awards under the AIP Company Performance Component as follows (when performance falls between the designated payout points, the cash awards are determined by interpolation):

Percentage of Target Adjusted Organic EPS Growth Obtained	Percentage of Target Payout Under AIP Company Performance Component Earned
0%	0%
36%	25%
61%	50%
82%	75%
100%	100%
116%	125%
131%	150%
146%	175%
158%	200%

The baseline and target adjusted organic EPS was subject to equitable adjustments in the Compensation Committee’s discretion to account for events that significantly impact, positively or negatively, Quanta’s ability to achieve the established target. Additionally, if adjusted organic EPS growth exceeded 158% of the goal, resulting in a 200% payout pursuant to the above scale, participants would be eligible to receive an exemplary award equal to up to an additional 100% of the AIP Target Incentive amount, payable in RSUs that vest in equal annual installments over a 3-year period.

For the 2015 performance year, the Compensation Committee established a baseline adjusted organic EPS of $1.55 and a target adjusted organic EPS of $1.66. The baseline and target numbers included an adjustment, approved by the Compensation Committee, to exclude the sale of the Quanta’s fiber optic licensing operations during 2015. The Compensation Committee concluded that actual adjusted organic EPS for the 2015 performance year was below the baseline, and therefore no payouts were made to the NEOs under the AIP Company Performance Component.

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Compensation Discussion & Analysis

AIP Individual Performance Component

The second component of the annual incentive plan, which accounts for the remaining 35% of a participant’s annual incentive opportunity under the plan, is based on the NEO’s achievement of individual performance objectives established for the 2015 performance year (the “AIP Individual Performance Component”). Generally, these objectives may consist of safety metrics, return metrics, segment performance, leadership activities and other strategic initiatives, among others. The Compensation Committee believes achievement of the objectives by the NEOs relates to both quantitative and qualitative measures of performance that create stockholder value. The individual performance objectives, along with their related key initiatives and achievement metrics, for each NEO for the 2015 performance year were as follows:

Individual Performance Objective	Key Initiatives /Achievement Metrics	Applicable NEOs
Safety: Remain leader in safety standards and emphasize commitment to safety	• Improve or maintain Quanta’s total incident injury rate	Mr. O’Neil Mr. Austin Mr. Querrey
Safety: Improve claims management process

•  Report and record incidents and claims more efficiently

•  Satisfy regulatory requirements

•  Improve corporate polices and program management

•  Improve risk processes

•  Provide trending analysis and reporting information

Mr. Jensen
Contract Management: Provide consistency and accountability in contracts processes	• Develop contracts policy and contracts manual • Develop and administer training program to educate and communicate new policy and manual to corporate and operating unit management	Mr. O’Neil Mr. Austin Mr. Querrey Mr. Kemps
Talent: Identify, develop and equip leaders with critical leadership skills to meet Quanta’s growth and demand	• Improve existing succession plans and associated development plans for each critical position • With respect to development plans, review and utilize best practices from operating units	Mr. O’Neil Mr. Austin Mr. Jensen Mr. Querrey Mr. Kemps
Legal Strategy: Enhance communication and coordination of legal function (enterprise-wide)

•  Establish overall strategy and vision for legal department

•  Optimize relationship between legal department and other functions and operations

•  Establish new organizational structure

•  Implement new Code of Ethics

•  Review outside counsel selection process and spending on outside counsel

•  Analyze and advise business units on areas of risk and possible mitigation

Mr. Kemps
Legal Matter Management: Establish an enterprise-wide legal matter management system	• Enhance ability to track legal costs • Improve law firm utilization	Mr. Kemps
Information Technology: Provide foundational information technology services to facilitate growth and timely access to information

•  Re-organize information technology department

•  Enhance information technology integration and processes

•  Achieve significant upgrades to technology platforms

•  Complete information technology services for training facility

Mr. Jensen
Property: Optimize use of property, plant and equipment	• Initiate the redesign of the capital planning process • Develop equipment life cycle systems requirements • Implement global position systems for equipment at operating units	Mr. O’Neil Mr. Austin Mr. Jensen Mr. Querrey

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Compensation Discussion & Analysis

Under the AIP Individual Performance Component, each NEO is eligible to receive a payout of up to 200% of the target payout. There is no exemplary award opportunity for the AIP Individual Performance Component. Specifically, the NEOs could earn cash awards under the AIP Individual Performance Component as follows (when the attainment falls between the designated percentages in the table below, the cash awards are determined by interpolation):

Individual Performance Objective Attained	Percentage of Target Payout Under AIP Individual Performance Component Earned
Does Not Meet	0%
Partially Meets	50%
Meets	100%
Exceeds	150%
Far Exceeds	200%

An NEO can be judged to have exceeded the performance objective (i) if the NEO demonstrates a significant amount of thoughtfulness or originality in performing the objective, (ii) if the NEO introduces a new element or capability for achieving the objective that was not identified when the objective was set, or (iii) if the resulting value from achieving the objective exceeded the Company’s original expectation. During 2015, our executive management and human resources department provided the Compensation Committee with updates on the status of the performance objectives. At the beginning of 2016, our executive management conducted a final review of the performance objectives, with input from our human resources and other applicable departments, and provided a report and recommendation to the Compensation Committee.

For the 2015 performance year, the Compensation Committee concluded that each NEO achieved, in the aggregate, greater than 100% of their individual performance objectives. However, in light of company performance and market conditions during the 2015 performance year, the Compensation Committee decided to exercise its negative discretion and reduced the achievement percentage for Messrs. O’Neil, Jensen and Kemps to 95% and the achievement percentage for Messrs. Austin and Querrey to 100%. The following table details the target and actual payouts associated with the AIP Individual Performance Component:

Named Executive Officer	Total AIP Target Incentive	AIP Individual Performance Component (Weighted %)	Target Payout Under AIP Individual Performance Component (Amount)	Achievement Percentage	AIP Individual Performance Component Incentive Award Earned
Mr. O’Neil	$1,210,000	35%	$423,500	95%	$402,325
Mr. Austin	$900,000	35%	$315,000	100%	$315,000
Mr. Jensen	$600,000	35%	$210,000	95%	$199,500
Mr. Querrey	$450,000	35%	$157,500	100%	$157,500
Mr. Kemps	$450,000	35%	$157,500	95%	$149,625

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Compensation Discussion & Analysis

Long-Term Incentive Plan

Our long-term incentive plan for senior leadership is designed to provide our NEOs with long-term incentive awards payable annually in equity-based awards. The total payout for each NEO under the long-term incentive plan is dependent on a specified dollar amount for each NEO determined by the Compensation Committee (the “Long-Term Target Incentive”). The Compensation Committee, after taking into account, among other things, the results of the Deloitte Benchmarking Study, strong individual performance during 2014 and recommendations from Mr. O’Neil (other than with respect to himself), as well as the individual NEO’s position, experience, level of responsibility and length of service, approved increases to the total Long-Term Target Incentives for the NEOs in 2015 as follows:

Named Executive Officer	2014 Total Long-Term Target Incentive	2015 Total Long-Term Target Incentive
Mr. O’Neil	$3,800,000	$4,700,000
Mr. Austin	$1,300,000	$1,800,000
Mr. Jensen	$1,000,000	$1,300,000
Mr. Querrey(1)	N/A	$300,000
Mr. Kemps	$550,000	$700,000

(1)	Prior to his appointment as an executive officer of Quanta in March 2015, Mr. Querrey participated in the stock incentive plan for the Quanta subsidiary that employed him.

Generally, an NEO must be employed by Quanta on the date an award vests or is earned under the long-term incentive plan, and any NEO not employed forfeits any and all rights to such award. However, an NEO who ceased to be employed by Quanta prior to the completion of the 3-year performance period described below has the potential to receive an award (or some portion thereof) represented by the equity award for that period, at the discretion of the Chief Executive Officer and with the approval of the Compensation Committee. Awards for an NEO added to the long-term incentive plan during the performance period are pro-rated from the date of hire; however, in any event, an NEO must be employed by October 1st of the first year of the 3-year performance period to be eligible for awards under the plan.

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Compensation Discussion & Analysis

Long-Term Performance Unit Component

The first component of the long-term incentive plan, which accounts for 50% (or with respect to Mr. O’Neil, 53%) of a participant’s target incentive opportunity under the plan, is payable in performance units that cliff-vest at the end of a 3-year performance period based on achievement of 3-year company performance goals determined by the Compensation Committee (the “Long-Term Performance Unit Component”). Under the 2015 long-term incentive plan, in March 2015 the Compensation Committee approved the following performance unit awards:

Named Executive Officer	Total Long-Term Target Incentive	Long-Term Performance Unit Component (Weighted %)	Target Long-Term Performance Unit Component (Amount)	Performance Units Granted(1)
Mr. O’Neil(2)	$4,700,000	53%	$2,500,000	87,108
Mr. Austin	$1,800,000	50%	$900,000	31,359
Mr. Jensen	$1,300,000	50%	$650,000	22,648
Mr. Querrey	$300,000	50%	$150,000	5,226
Mr. Kemps	$700,000	50%	$350,000	12,195

(1)	The number of performance units granted is determined by dividing the dollar amount of the target Long-Term Performance Unit Component by the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant.
(2)	Pursuant to Mr. O’Neil’s separation agreement he is entitled to the number of performance units that ultimately become earned and vest based on actual company performance measured at the end of the 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period.

Though performance units representing the Long-Term Performance Unit Component target amount were granted to the NEOs in 2015, the number of performance units that will ultimately be earned and vest will be adjusted upward or downward (if necessary) based on company performance during the 3-year performance period ending December 31, 2017. The number of performance units that can become earned at the end of the performance period ranges from 0% to a maximum of 200% of the amount of performance units granted. Any earned performance units will vest immediately and will be settled by the issuance of Common Stock.

For the 3-year performance period, the Compensation Committee established company performance goals relating to (i) the achievement of certain strategic initiatives, as measured by pre-tax income contributions, and (ii) improvement of return on invested capital (“ROIC”). Each goal has a 0% to 200% performance scale and is equally weighted when calculating overall company performance for purposes of determining the number of earned performance units for each NEO. The performance targets and results for these goals may be adjusted as appropriate, at the discretion of the Compensation Committee, to take into account any acquisitions or dispositions during the relevant period.

Strategic Initiatives. For the strategic initiatives goal, the Compensation Committee established targeted pre-tax income contribution amounts (including contributions of certain acquisitions and investments) from growth initiatives relating to certain customers, service markets, industry sectors and geographic regions. Total pre-tax income for the strategic initiatives goal may take into account trailing twelve month pro forma contributions, 2018 estimated contributions or other measurements deemed appropriate by the Compensation Committee, excluding items deemed to be non-recurring. The Compensation Committee believes that achievement of these strategic initiatives supports the Company’s growth objectives and strategic intent to diversify into new markets and services. The Compensation Committee established the following performance/

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Compensation Discussion & Analysis

payout scale for the strategic initiatives goal (when attainment of the goal falls between the designated percentages in the table, the percentage of target incentive earned is determined by interpolation):

Percentage of Target Pre-Tax Income Goal Attained	Percentage of Target Incentive Earned
Less than 75%	0%
87.5%	50%
100%	100%
112.5%	150%
125% or greater	200%

ROIC. For the ROIC improvement goal, the Compensation Committee established a targeted increase in ROIC over the 3-year performance period. ROIC is designed to assess the Company’s efficiency at allocating capital under its control to profitable investments and is generally defined as net operating profit after tax, divided by average invested capital (which is determined by taking the average of invested capital at the end of the performance period and invested capital at the end of the prior year). The Compensation Committee believes improvement of ROIC is strongly connected to stockholder value creation and improved capital allocation decisions. The Compensation Committee established the following performance/payout scale for the ROIC improvement goal (when attainment of the goal falls between the designated percentages in the table, the percentage of target incentive earned is determined by interpolation):

Percentage of Target ROIC Growth Obtained	Percentage of Target Incentive Earned
0%	0%
50%	50%
100%	100%
115%	150%
129%	200%

As soon as administratively practicable following the end of 2017, the percentage attained and the percentage of target incentive earned for the strategic initiatives goal and the ROIC goal will be determined, and the combined weighted percentage will then be multiplied by the number of performance units granted in 2015. This will result in a final number of earned and vested performance units, which will be settled in shares of our Common Stock.

Long-Term RSU Component

The second component of the long-term incentive plan, which accounts for the remaining 47% to 50% of a participant’s target incentive opportunity under the plan, is payable in RSUs that vest in equal annual installments over the 3-year period following the date of grant (the “Long-Term RSU Component”). The Compensation Committee believes these time-based awards provide a concrete link between our NEOs’

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Compensation Discussion & Analysis

compensation and the creation of stockholder value and encourage retention of our NEOs. Under the 2015 long-term incentive plan, the Compensation Committee approved the following award amounts, which were granted in March 2015:

Named Executive Officer	Total Long-Term Target Incentive	Long-Term RSU Component (Weighted %)	Target Long-Term RSU Component (Amount)	RSUs Granted(1)
Mr. O’Neil(2)	$4,700,000	47%	$2,200,000	76,655
Mr. Austin	$1,800,000	50%	$900,000	31,359
Mr. Jensen	$1,300,000	50%	$650,000	22,648
Mr. Querrey	$300,000	50%	$150,000	5,226
Mr. Kemps	$700,000	50%	$350,000	12,195

(1)	The number of RSUs granted for the Long-Term RSU Component is determined by dividing the dollar amount of the target Long-Term RSU Component by the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant.
(2)	Pursuant to Mr. O’Neil’s separation agreement he is entitled to continued vesting of unvested RSUs according to the vesting schedule established upon grant.

Other Compensation

We have provided our NEOs with certain perquisites, including an annual executive physical program and a $25,000 annual allowance that may be used for certain pre-approved perquisites, including tax planning, financial services, club membership dues or personal use of the corporate aircraft, and other perquisites that may be approved by the Compensation Committee. Additionally, with respect to Mr. Querrey, an annual automobile allowance paid in connection with his prior position at a subsidiary of Quanta was carried forward subsequent to his appointment as an executive officer of Quanta, and with respect to Mr. Kemps, certain relocation and commuting expenses were approved in connection with his hiring. The dollar value of the perquisites described above are set forth in the 2015 All Other Compensation Table. We believe our perquisite policy assists executives in dealing with the demands of their positions, and the Compensation Committee reviews our policies with respect to perquisites on a regular basis to consider whether the perquisites should be maintained and whether, and to what extent, it may be appropriate to discontinue particular perquisites.

Our NEOs also receive matching contributions from Quanta to their 401(k) accounts, consistent with all other employees participating in Quanta’s 401(k) plan. Quanta matches 100% of an NEO’s pre-tax contributions up to the first 3% of such NEO’s base salary. Thereafter, Quanta matches 50% of an NEO’s pre-tax contributions up to the next 3% of such NEO’s base salary. All matching contributions are subject to certain limits as determined by law.

Deferred Compensation Plan

Under the nonqualified deferred compensation plan maintained by Quanta, certain employees, including the NEOs, are permitted to voluntarily defer receipt of up to 75% of base salary and up to 100% of other cash compensation and/or settlement of performance units and RSUs awarded pursuant to our incentive plans. In addition, with respect to each plan year, a plan participant who defers the maximum amount permitted by law under Quanta’s 401(k) plan is credited with an employer matching contribution in the deferred compensation plan equal to the difference between (i) 100% of the first 3% of the compensation deferred under the plan, plus 50% of the next 3% of the compensation deferred under the plan, and (ii) the maximum matching contribution

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Compensation Discussion & Analysis

that could be contributed on behalf of the participant under Quanta’s 401(k) plan. Matching contributions vest immediately. Quanta may also make discretionary employer contributions to the deferred compensation plan, which will be subject to a vesting schedule determined by Quanta at the time of the contribution, provided that vesting accelerates upon a change in control and the participant’s death or retirement. All matching and discretionary employer contributions, whether vested or not, are forfeited upon a participant’s termination of employment for cause or upon the participant engaging in competition with Quanta or any of its affiliates, predecessors, designees or successors.

Performance units and RSUs that are deferred may be settled only in Quanta Common Stock. The deferred compensation plan permits participants to allocate deferred cash amounts among a group of notional accounts that mirror the gains and/or losses of various investment alternatives. These notional accounts do not provide for above-market or preferential earnings. Each participant may direct investments of the individual accounts set up for the participant under the plan and may make changes in the investments as often as daily. Since each executive officer may choose the investment alternative (which may include a selection of funds ranging from fixed income to emerging markets, as well as other equity, debt and mixed investment strategies) and may change their allocations from time to time, the return on the investment depends on how well each underlying investment fund performed during the time the executive officer chose it as an investment vehicle. The obligation to pay the balance of each participant’s account is at all times an unfunded and unsecured obligation of the Company.

Generally, participants receive distributions of deferred amounts upon the earlier of separation from service, the occurrence of a disability, or a specified date (selected at the time of the deferral). Participants may elect to receive distributions in the form of a lump sum or installments, and, in some cases, may elect to delay distribution upon termination of employment for up to five years. Participants are also permitted to withdraw all or a portion of their deferred amounts under the plan in the event of an unforeseeable financial emergency. Quanta reserves the right to amend or terminate the plan at any time and for any reason. Each NEO will be entitled to the amount credited to his account (if any) immediately prior to any amendment or termination.

A participant’s deferral elections must be renewed each year, and elections cannot be revoked or changed during the year. During 2015, all of the NEOs elected to defer a portion of their base salary, annual incentive plan awards (if any), and/or long-term incentive plan awards. During 2015, Quanta made matching contributions but no discretionary contributions. For additional information on these contributions, see the 2015 Nonqualified Deferred Compensation Table.

Executive Appointment Matters and Chief Executive Officer Transition

Effective March 1, 2015, Quanta appointed Mr. Querrey as President – Electric Power. In connection with his appointment, Mr. Querrey’s compensation package was set as follows: an annual base salary of $500,000, an AIP Target Incentive under Quanta’s annual incentive plan of 90% of his base salary rate, and a Long-Term Target Incentive under Quanta’s long-term incentive plan of $300,000. Prior to his appointment, Mr. Querrey served as president of PAR Electrical Contractors, Inc., a wholly-owned subsidiary of Quanta (“PAR”), and participated in the incentive plans applicable to PAR. As set forth in the 2015 Summary Compensation Table, in addition to his awards under Quanta’s incentive plans, Mr. Querrey received (i) a cash award of $500,000 for his performance as president of PAR prior to his appointment as an executive officer of Quanta and (ii) an equity award of 6,693 RSUs under the stock incentive plan applicable to PAR for the 2014 performance year, which was granted in 2015.

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Compensation Discussion & Analysis

On March 14, 2016, Mr. O’Neil resigned as President, Chief Executive Officer and director of Quanta as part of the Company’s ongoing leadership succession planning, and the Board named Mr. Austin as President and Chief Executive Officer and appointed Mr. Austin as a director to fill the vacancy on the Board. Mr. Austin also retained his title of Chief Operating Officer. Mr. O’Neil remained an employee of Quanta until April 1, 2016.

In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company. The separation agreement provided Mr. O’Neil with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant, and (iii) the settlement and vesting of unearned of unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. The separation agreement also contained a mutual release of claims and certain restrictive covenants, including a covenant not to compete and a non-solicitation agreement for a period of two years following the separation of employment, and an agreement to refrain from disclosure of confidential and/or proprietary information of Quanta. As an employee of Quanta through April 1, 2016, Mr. O’Neil remained eligible to receive incentive compensation payable to him in respect of Quanta’s annual incentive plan for the 2015 performance year.

In connection with Mr. Austin’s appointment, the Compensation Committee approved the grant of an equity award to Mr. Austin consisting of the number of RSUs equal to the number of shares of Quanta’s Common Stock having a fair market value (based on the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant) of $250,000, which shall vest in equal annual installments over a 3-year period following the date of grant, subject to the terms of the award agreement.

Stock Ownership Guidelines

Our Governance and Nominating Committee has established minimum stock ownership guidelines for executive officers, with the goal of promoting equity ownership and aligning our executive officers’ interests with our stockholders. The ownership guidelines are currently established at the following minimum levels:

Position	Guideline
Chief Executive Officer	5 x base salary
Chief Operating Officer	4 x base salary
Chief Financial Officer	3 x base salary
General Counsel	3 x base salary
Other Executive Officers	1 x base salary

The dollar value obtained is then divided by the average closing price of Quanta Common Stock during the immediately preceding 12 months as reported by the NYSE to calculate the number of shares to be held by each executive officer under the guidelines. For purposes of determining compliance with the guidelines, the number of shares of Quanta’s Common Stock that an individual is expected to own is calculated as of December 31st of each year, using the individual’s then current base salary and the stock ownership multiple applicable to such executive officer as of such date. Once calculated, the number of shares that an individual is expected to own remains in effect, regardless of intervening compensation increases, promotions or stock price fluctuations, until December 31st of the following year, at which time a new calculation and compliance assessment will be made. Once an individual is determined to be in compliance with the ownership guidelines as

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Compensation Discussion & Analysis

of the annual assessment date, the individual is deemed to remain in compliance, regardless of any subsequent stock price fluctuations, as long as he maintains ownership of at least the same number of shares required as of the annual assessment date at which he was previously compliant.

Each executive officer is expected to attain the applicable stock ownership under the guidelines within five years following the later of (i) the first annual assessment with respect to such individual or (ii) the first annual compliance assessment at which a higher stock ownership multiple becomes applicable to such individual (due to a promotion or otherwise). The five-year phase-in period is intended to permit gradual accumulation of the ownership associated with a new or higher multiple, and ratable forward progress is expected during the five-year period. Under the stock ownership guidelines, shares held by a person or entity related to or controlled by the executive officer, as well as unvested shares of restricted stock or unvested RSUs held by an executive officer, and vested RSUs deposited into a deferred compensation plan or arrangement are included in the calculation of the amount of such individual’s ownership.

As of December 31, 2015, all of our executive officers were in compliance with the requirements of our stock ownership guidelines, either by exceeding the prescribed ownership level or being expected to exceed the prescribed ownership level within five years of its applicability.

Pledging, Hedging and Other Transactions in Quanta Securities

Our insider trading policy (among other things) prohibits directors and executive officers of Quanta from pledging Quanta securities as collateral for a loan unless the individual provides reasonable assurance of the financial capacity to repay the loan without resorting to the pledged securities and obtains pre-clearance of the pledge by a management committee or the Governance and Nominating Committee of the Board. Transactions by directors and executive officers in Quanta’s securities involving short sales, puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited. Directors and executive officers are also prohibited from entering into hedging, monetization transactions or similar arrangements involving Quanta securities, such as prepaid variable forwards, forward sale contracts, equity swaps, collars, zero-cost collars and other derivative transactions. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders.

Employment Agreements

Quanta is a party to employment agreements with Messrs. Austin, Jensen and Kemps, and prior to his resignation on March 14, 2016, Quanta was a party to an employment agreement with Mr. O’Neil (each an “Employment Agreement”). Under the terms of our Employment Agreements, the executive is entitled to payments and benefits upon the occurrence of specified events, including termination of employment or change in control of Quanta. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in “Executive Compensation – Potential Payments upon Termination or Change in Control.” The termination provisions of the employment agreements provide these individuals with a fixed amount of compensation upon termination as an inducement to offset the potential risk of leaving their prior employer or foregoing other opportunities in order to join or maintain employment with us, as applicable. At the time of entering into these agreements, the Compensation Committee considered our aggregate potential obligations in the context of the desirability of hiring or maintaining the employment of the individual, as applicable, and the expected compensation upon joining or maintaining employment with us, as applicable. The Employment Agreements do not contain excise tax gross-up provisions.

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Compensation Discussion & Analysis

For a discussion of the separation agreement entered into with Mr. O’Neil in connection with resignation, see “Executive Compensation Decisions for 2015 – Executive Appointment Matters and Chief Executive Officer Transition.”

Indemnification Agreements

We have indemnification agreements with each of our directors and executive officers, in part to enable us to attract and retain qualified directors and executive officers. These agreements require us, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified, and to cover such person under any directors’ and officers’ liability insurance policy that we may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Delaware law and are in addition to any other rights our directors and executive officers may have under our Certificate of Incorporation, Bylaws and applicable law.

Risk Considerations in our Compensation Program

The Compensation Committee has discussed the concept of risk as it relates to our compensation program for 2015, and the Compensation Committee does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

•	The Compensation Committee structures executive compensation at the senior leadership level to consist of both fixed and variable compensation. The fixed or base salary portion of compensation is typically set at market levels and is designed to provide a steady income regardless of Quanta’s stock price performance so that senior leadership do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable portions of compensation (described in detail above) are generally designed to reward both short-term and long-term corporate and individual performance as measured under several performance metrics and to provide long-term bonuses not tied to company performance or the achievement of individual goals. Equity-based awards under our long-term incentive plan vest either at the end of the 3-year performance period or over three years in equal annual installments, which the Compensation Committee believes encourages senior leadership to focus on sustained stock appreciation and promotes retention. The Compensation Committee believes that these variable elements of compensation are a sufficient percentage (generally at or more than 50%) of overall compensation to motivate senior leadership to produce superior short-term and long-term corporate results, while the fixed element is also sufficiently high that they are not encouraged to take unnecessary or excessive risks in doing so.
•	The Board has adopted stock ownership guidelines for our executive officers, which the Compensation Committee believes provide a considerable incentive for management to consider Quanta’s long-term interests because a meaningful portion of their personal investment portfolio consists of Quanta Common Stock.
•	The Board has adopted a prohibition on hedging the economic risk of ownership of Quanta Common Stock applicable to our executive officers, which reinforces the alignment of our management’s long-term interests with those of our stockholders.
•

The Compensation Committee structures compensation at the corporate management and operating unit management levels to consist of both fixed and variable compensation. The fixed or base salary portion of compensation is typically set at market levels. The variable portions of compensation are generally designed to reward both short-term and long-term performance. With respect to corporate

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Compensation Discussion & Analysis

management, our annual incentive plan awards are based on the achievement of a certain annual company financial performance target and specified individual performance objectives, and our stock incentive plan awards are based on the achievement by the participant’s department of specific key performance indicators and achievement by the participant of specific key behaviors, which include entrepreneurship, teamwork, innovation, proactiveness and ownership. With respect to operating unit management, our annual incentive plan awards are based on the achievement by the operating unit of an annual operating income goal, and our stock incentive plan awards are based on the achievement of an annual ROIC performance target and satisfaction of annual safety goals and talent development goals. Equity-based awards under our stock incentive plans for corporate management and operating unit management generally vest in three equal installments, which the Compensation Committee believes encourages plan participants to focus on sustained stock appreciation and promotes retention of key employees. The Compensation Committee believes these elements of compensation achieve objectives similar to those under our senior leadership incentive plans

•	The Compensation Committee believes the financial performance measures for determining payouts under our incentive plans and the individual and departmental objectives approved for plan participants are aligned with Quanta’s short-term and long-term operating and strategic plans, as applicable, and are designed to achieve a proper risk/reward balance without encouraging unnecessary or excessive risk taking.
•	The Compensation Committee retains sole discretion to reduce incentive awards or incentive award targets in order to align payouts and potential payouts with company and individual performance.
•	Individual awards are capped under our incentive plans, which the Compensation Committee believes mitigates excessive risk taking. Therefore, even if Quanta or an operating unit, as applicable, and the plan participant dramatically exceed their respective performance goals, awards are limited.
•	Quanta maintains internal controls over the measurement and calculation of performance goals under our incentive plans, which are designed to keep it from being susceptible to manipulation by any employee. In addition, all of our employees are required to comply with our Code of Ethics and Business Conduct, which covers, among other things, accuracy of books and records.
•	The Compensation Committee believes that the financial performance measures incorporated in our senior leadership, corporate management and operating unit management incentive plans and extended exposure to stock price performance through equity-based compensation achieve an appropriate balance and discourage excessive risk taking.
•	Quanta has a clawback policy under each of its incentive plans that allows us to recover certain incentive compensation based upon the achievement of certain company financial results that were subsequently the subject of a restatement.

Impact of Regulatory Requirements on our Executive Compensation Decisions

The Compensation Committee considers accounting and tax implications of its compensation decisions as one factor among many. Section 162(m) of the Internal Revenue Code limits a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain executive officers unless the compensation is “performance-based” as defined under federal tax laws. The Compensation Committee generally structures compensation and awards to preserve the federal income tax deductibility of the compensation payable to our NEOs; however, the Compensation Committee has in the most recent year and may in the future choose to provide certain compensation that may not be deductible after taking into consideration business conditions or performance, including if it believes that such payments are appropriate to ensure that our NEOs receive total compensation that is competitive with our peer group or reflects superior performance.

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Compensation Discussion & Analysis

Conclusion

We believe our total executive compensation program is designed to pay for performance. It aligns the interests of our executive officers with those of our stockholders and provides executive officers with the necessary motivation to maximize the long-term operational and financial performance of Quanta, while using sound financial controls and high standards of integrity. We also believe that total compensation for each executive officer should be, and is, commensurate with the execution of specified short- and long-term operational, financial and strategic objectives. We believe that the quality of our executive compensation program will continue to be reflected in positive long-term operational, financial and stock-price performance.

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Executive Compensation

2015 Summary Compensation Table

The following table sets forth the compensation paid or accrued by Quanta in the last three fiscal years to our NEOs:

Name and Principal Position	Year	Salary ($)	Stock Awards			Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and NQDC Earnings(5) ($)	All Other Compen- sation(6) ($)	Total(7) ($)
			Performance Units(1) ($)	Restricted Stock & RSUs(2) ($)	Total(3) ($)
James F. O’Neil III(8)	2015	1,075,000	2,452,961	2,158,605	4,611,566	402,325	—	99,134	6,188,025
Former President and Chief Executive Officer	2014	987,500	1,962,534	6,569,355	8,531,889	775,885	—	66,905	10,362,179
	2013	918,750	—	3,014,556	3,014,556	1,748,000	—	34,662	5,715,968

Earl C. (Duke) Austin, Jr.(9)	2015	875,000	883,069	883,069	1,766,138	315,000	—	95,272	3,051,410
President, Chief Executive Officer and Chief Operating Officer	2014	781,250	671,400	2,711,414	3,382,814	564,280	—	59,079	4,787,423
	2013	693,750	—	1,432,242	1,432,242	1,334,000	—	24,250	3,484,242

Derrick A. Jensen	2015	587,500	637,768	637,768	1,275,536	199,500	—	54,021	2,116,557
Chief Financial Officer	2014	537,500	516,475	1,789,560	2,306,035	384,093	—	47,390	3,275,018

	2013	480,000	—	711,771	711,771	828,000	—	32,142	2,051,913

Dale L. Querrey(10)	2015	487,720	147,164	332,359	479,523	657,500	—	63,754	1,688,497
President – Electric Power

Steven J. Kemps(11)	2015	487,500	343,411	343,411	686,822	149,625	—	96,090	1,420,037

Executive Vice President and General Counsel	2014	126,346	189,516	492,295	681,811	79,813	—	16,409	904,379

(1)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of performance units granted during the fiscal years ended December 31, 2015 and December 31, 2014, and the probable outcome of the associated performance conditions, calculated in accordance with FASB ASC Topic 718. The value ultimately realized by the NEO upon actual vesting of the awards may or may not be equal to this determined value. Performance units generally vest upon completion of a 3-year performance period, with the amount that vests based on the achievement of certain company financial targets and strategic initiatives. The final amount of earned performance units can range from 0% to a maximum of 200% (assuming the highest level of performance) of the amount of unearned performance units granted, and upon settlement shares of Common Stock are issued for each earned performance unit. The value of all outstanding contingent performance awards if the highest level of performance conditions were to be achieved, and using the closing price of Quanta’s Common Stock as of the date of grant, would be as follows: for Mr. O’Neil, $8,830,990; for Mr. Austin, $3,108,938; for Mr. Jensen, $2,308,486; for Mr. Querrey, $294,328; and for Mr. Kemps, $1,065,854. Pursuant to the separation agreement described in footnote 8, Mr. O’Neil is only entitled to a pro rata amount of his performance units that ultimately become earned and vest based on his number of months of service relative to the applicable 3-year performance period. Performance units are described in further detail in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.” Assumptions used in the valuations are discussed in Note 12 to the Company’s audited consolidated financial statements for the year ended December 31, 2015 in its Annual Report on Form 10-K. Performance unit award agreements give holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock.

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(2)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of restricted stock or RSUs granted, calculated in accordance with FASB ASC Topic 718. The value ultimately realized by the NEO upon the actual vesting of the awards may or may not be equal to this determined value. Amounts for 2015 reflect RSUs granted during 2015 to all of the NEOs under Quanta’s 2015 long-term incentive plan for the 3-year performance period ending December 31, 2017, and with respect to Mr. Querrey, RSUs that were granted during 2015 under the 2014 stock incentive plan applicable to the subsidiary that employed Mr. Querrey prior to his appointment as an executive officer of Quanta, as further discussed in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Executive Appointment Matters and Chief Executive Officer Transition.” RSUs granted in 2015 under Quanta’s long-term incentive plan vest over three years in equal installments commencing in the year following the grant date year in the quarter corresponding to the quarter in which the award is made, assuming the NEO continues to meet the requirements for vesting. For further discussion of these equity-based awards, please read “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.” RSUs granted to Mr. Querrey under the subsidiary’s 2014 stock incentive plan vest in three equal annual installments, assuming Mr. Querrey continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2015. Additionally, pursuant to the separation arrangement described in footnote 8, Mr. O’Neil is entitled to continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant. RSU award agreements give holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock.
(3)	The amounts shown reflect the total of the previous two columns – “Performance Units” and “Restricted Stock & RSUs.” Total stock award amounts for Messrs. O’Neil, Austin and Jensen in 2014 were impacted by Quanta’s adoption, in March 2014, of an entirely new plan design for granting long-term equity awards. As a result of transition to the new plan design, in March 2014 Quanta granted these NEOs both (a) RSUs with respect to their performance during the 2013 performance year (under the prior incentive plan design) and (b) RSUs and performance units with vesting and payouts to occur based on continued employment and, with respect to performance units, performance in future years (under the redesigned incentive plan). Therefore, the total stock awards for 2014 for these NEOs reflect long-term equity awards under incentive plans for two different years.
(4)	For all of the NEOs other than Mr. Querrey, the amounts shown represent the dollar value of cash incentive awards earned under Quanta’s annual incentive plan for the applicable performance year. For Mr. Querrey, the amount shown represents (i) a $157,000 cash incentive award earned under Quanta’s 2015 annual incentive plan and (ii) a $500,000 cash incentive award earned under the incentive plan applicable to the Quanta subsidiary that employed Mr. Querrey prior to his appointment as an executive officer of Quanta, as further discussed in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Executive Appointment Matters and Chief Executive Officer Transition.” For further details regarding Quanta’s 2015 annual incentive plan, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Annual Incentive Plan.” The cash incentives reflected in the table were earned during the years indicated, but were paid in March of the following year.
(5)	NQDC refers to nonqualified deferred compensation. Quanta’s NQDC plan does not pay above-market or preferential earnings and is described in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Deferred Compensation Plan.”

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(6)	The amounts reflected for fiscal year 2015 are identified in the 2015 All Other Compensation Table below.

2015 All Other Compensation Table

Name	401(k) Matching Contribution(a) ($)	Financial Planning Reimbursement(b) ($)	Corporate Housing / Relocation(c) ($)	Company Contributions to NQDC Plan(d) ($)	Other(e) ($)	Total(f) ($)
Mr. O’Neil	11,925	3,435	23,773	55,492	4,509	99,134
Mr. Austin	11,925	6,756	23,773	42,563	10,255	95,272
Mr. Jensen	11,925	17,642	—	23,959	495	54,021
Mr. Querrey	11,925	—	—	33,829	18,000	63,754
Mr. Kemps	11,925	17,447	50,132	13,604	2,982	96,090

(a)	Represents Quanta’s matching contributions to the NEO’s 401(k) account.
(b)	Represents Quanta’s reimbursement of the NEO’s financial planning expenses under our executive financial counseling program.
(c)	Represents the following perquisites for 2015: (i) for Messrs. O’Neil and Austin, occasional use of a corporate apartment and (ii) for Mr. Kemps, as part of his relocation package, reimbursement for rental of a corporate apartment and commuting expenses.
(d)	Represents Quanta’s matching contributions under the nonqualified deferred compensation plan for certain key employees that would have been allocated to the NEO’s 401(k) plan account, but for applicable limits under the Internal Revenue Code. For additional information on these contributions and other potential contributions by Quanta, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 –Deferred Compensation Plan.”
(e)	Represents the following perquisites for 2015: (i) for Mr. O’Neil, reimbursement for a physical examination under our executive physical program and for club membership dues, (ii) for Mr. Austin, reimbursement of club membership dues, (iii) for Mr. Jensen, reimbursement for a physical examination under our executive physical program, (iv) for Mr. Querrey, a corporate vehicle allowance, and (v) for Mr. Kemps, reimbursement for a physical examination under our executive physical program and for club membership dues. For additional detail on Quanta’s perquisite policy for executive officers, see “Compensation Discussion & Analysis –Executive Compensation Decisions for 2015 – Other Compensation.”
(f)	When Quanta’s corporate aircraft is flying to a destination for a business purpose, only the direct variable costs associated with the additional passenger are included in determining the aggregate incremental cost. Spouses of NEOs occasionally fly on the corporate aircraft as additional passengers on business flights. In those cases, there is no incremental cost to Quanta, and as a result, no amount is reflected in the table.
(7)	The amounts shown reflect the sum of the following columns: “Salary,” “Stock Awards – Total,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation.”
(8)	On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer of Quanta. In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (ii) the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period.
(9)	On March 14, 2016, Mr. Austin was appointed as President and Chief Executive Officer of Quanta. Mr. Austin also retained his title of Chief Operating Officer.
(10)	Effective March 1, 2015, Mr. Querrey was appointed as President – Electric Power. Prior to his appointment, he was not a named executive officer of Quanta.
(11)	Effective September 19, 2014, Mr. Kemps was appointed as Executive Vice President and General Counsel. Prior to his appointment, he was not an employee of Quanta.

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2015 Grants of Plan-Based Awards Table

The following table sets forth information concerning annual cash incentive awards for 2015 and equity-based awards granted during 2015 to each of the NEOs under non-equity and equity incentive plans.

					Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimate Possible Payments Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Approval Date	Incentive Plan	Grant Type(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. O’Neil(5)	—	—	2015 AIP	—	—	1,210,000	3,206,500	—	—	—	—		—

	3/16/2015	3/5/2015	2015 LTIP	PU	—	—	—	21,777	87,108	174,216	—		2,452,961

	3/16/2015	3/5/2015	2015 LTIP	RSU	—	—	—	—	—	—	76,655	(6)	2,158,605

Mr. Austin	—	—	2015 AIP	—	—	900,000	2,385,000	—	—	—	—		—

	3/16/2015	3/5/2015	2015 LTIP	PU	—	—	—	7,840	31,359	62,718	—		883,069

	3/16/2015	3/5/2015	2015 LTIP	RSU	—	—	—	—	—	—	31,359	(6)	883,069

Mr. Jensen	—	—	2015 AIP	—	—	600,000	1,590,000	—	—	—	—		—

	3/16/2015	3/5/2015	2015 LTIP	PU	—	—	—	5,662	22,648	45,296	—		637,768

	3/16/2015	3/5/2015	2015 LTIP	RSU	—	—	—	—	—	—	22,648	(6)	637,768

Mr. Querrey	—	—	Subsidiary Plan	—	—	—	—	—	—	—	—		—

	—	—	2015 AIP	—	—	450,000	1,192,500	—	—	—	—		—

	3/16/2015	3/5/2015	2015 LTIP	PU	—	—	—	1,307	5,226	10,452	—		147,164

	3/16/2015	3/5/2015	2015 LTIP	RSU	—	—	—	—	—	—	5,226	(6)	147,164

	3/13/2015	—	2014 SIP	RSU	—	—	—	—	—	—	6,085	(7)	168,372

	3/13/2015	—	2014 SIP	RSU	—	—	—	—	—	—	608	(7)	16,823

Mr. Kemps	—	—	2015 AIP	—	—	450,000	1,192,500	—	—	—	—		—

	3/16/2015	3/5/2015	2015 LTIP	PU	—	—	—	3,049	12,195	24,390	—		343,411

	3/16/2015	3/5/2015	2015 LTIP	RSU	—	—	—	—	—	—	12,195	(6)	343,411

(1)	Types of awards include RSUs and performance units (PUs).
(2)	The amounts shown in the “2015 AIP” row represent target and maximum awards that could be earned by the NEOs under the 2015 annual incentive plan based on 2015 base salary rates. There is no threshold award amount applicable to the 2015 annual incentive plan. The maximum value includes an exemplary award, payable in RSUs that vest over three years, which may be awarded if warranted under the AIP Company Performance Component. For further details regarding this plan, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Annual Incentive Plan.” Actual payouts under the 2015 annual incentive plan were finally determined in March 2016 and are reflected in the “Non-Equity Incentive Plan Compensation” column of the 2015 Summary Compensation Table. With respect to the non-equity incentive plan for the Quanta subsidiary that employed Mr. Querrey prior to his appointment as an executive officer of Quanta, there were no target and maximum levels, as reflected in the “Subsidiary Plan” row. For additional information on the cash award Mr. Querrey received under this plan, see footnote 4 to the 2015 Summary Compensation Table and “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Executive Appointment Matters and Chief Executive Officer Transition.”

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(3)	The amounts shown represent the number of shares of Common Stock that could be earned with respect to performance units granted under the 2015 long-term incentive plan. The number of performance units that will become earned and vest, and the resulting number of shares of Common Stock to be issued, will be determined as soon as administratively practicable after completion of the 3-year performance period ending December 31, 2017, and the number of shares can range from 0% to a maximum of 200% of the target number. Performance units are described in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.”
(4)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of RSUs or performance units granted during the fiscal year ended December 31, 2015 to the NEOs, calculated in accordance with FASB ASC Topic 718. With respect to the RSUs granted under the 2015 long-term incentive plan, awards vest in three equal annual installments, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2016. With respect to the performance units granted under the 2015 long-term incentive plan, the amount represents the grant date fair value of the target award. The number of performance units that will become earned and vest, and the resulting number of shares of Common Stock to be issued, can range from 0% to a maximum of 200% of the target number. These awards are described in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.” The value ultimately realized by the NEO upon the actual vesting of the RSU and performance unit awards may not be equal to this determined value.
(5)	On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer of Quanta. In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (ii) the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. As such, the amounts shown for Mr. O’Neil under the “Estimated Possible Payments Under Equity Incentive Plan Awards” column, representing the number of shares of Common Stock that could be earned with respect to performance units granted under the 2015 long-term incentive plan, are subject to pro rata reduction to be calculated upon completion of the applicable 3-year performance period.
(6)	The amounts shown represent the number of RSUs that were granted under the 2015 long-term incentive plan. The RSUs awarded vest over three years in equal annual installments, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2016. For further details regarding the 2015 long-term incentive plan and its components, see “Compensation Discussion and Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.”
(7)	The amounts shown represent the number of RSUs that were granted to Mr. Querrey under the 2014 stock incentive plan for the subsidiary that employed Mr. Querrey prior to his appointment as an executive officer of Quanta, as discussed in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Executive Appointment Matters and Chief Executive Officer Transition.” These RSUs vest in three equal annual installments, assuming Mr. Querrey continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2015.

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Outstanding Equity Awards at 2015 Fiscal Year-End

The following table reflects outstanding option awards classified as exercisable or unexercisable, as well as restricted stock, RSUs and performance units classified as unvested or unearned/unvested as of December 31, 2015 for each of the NEOs. The table assumes a market value of $20.25 per share, the closing price of Quanta’s Common Stock on December 31, 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested(2) ($)
Mr. O’Neil(3)	—	—	—	—	—	230,355	(4)	4,664,689	142,453	2,884,673
Mr. Austin	—	—	—	—	—	93,838	(5)	1,900,220	50,293	1,018,433
Mr. Jensen	—	—	—	—	—	62,398	(6)	1,263,560	37,213	753,563
Mr. Querrey	—	—	—	—	—	19,036	(7)	385,479	5,226	105,827
Mr. Kemps	—	—	—	—	—	21,893	(8)	443,333	18,561	375,860

(1)	The amounts shown represent the number of shares of Common Stock that could be earned with respect to performance units granted under the 2014 long-term incentive plan and the 2015 long-term incentive plan, assuming the target number is earned and vested. The number of performance units that will become earned and vest, and the resulting number of shares of Common Stock to be issued, will be determined as soon as administratively practicable after completion of the 3-year performance periods, ending December 31, 2016 and December 31, 2017, respectively, and the number of shares can range from 0% to a maximum of 200% of the target number. Performance units are described in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.”
(2)	The amounts shown represent the value of shares of Common Stock that could be earned with respect to performance units assuming the target number is earned and vested.
(3)	On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer of Quanta. In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (ii) the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. As such, the amounts shown for Mr. O’Neil under the “Equity Incentive Plan Awards” columns, representing the target number of shares of Common Stock and associated dollar value that could be earned with respect to performance units granted under the 2014 long-term incentive plan and the 2015 long-term incentive plan, are subject to pro rata reduction to be calculated upon completion of the applicable 3-year performance periods.
(4)	Includes unvested awards of RSUs covering (i) 121,380 shares that vested on February 28, 2016; (ii) 83,423 shares that vest on February 28, 2017; and (iii) 25,552 shares that vest on February 28, 2018.

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(5)	Includes unvested awards of restricted stock or RSUs covering (i) 52,298 shares that vested on February 28, 2016; (ii) 31,087 shares that vest on February 28, 2017; and (iii) 10,453 shares that vest on February 28, 2018.
(6)	Includes unvested awards of RSUs covering (i) 32,418 shares that vested on February 28, 2016; (ii) 22,430 shares that vest on February 28, 2017; and (iv) 7,550 shares that vest on February 28, 2018.
(7)	Includes unvested awards of RSUs covering (i) 5,801 shares that vested on February 28, 2016; (ii) 3,298 shares that vest on August 28, 2016; (iii) 4,896 shares that vest on February 28, 2017; (iv) 3,299 shares that vest on August 28, 2017; and (v) 1,742 shares that vest on February 28, 2018.
(8)	Includes unvested awards of RSUs covering (i) 6,187 shares that vested on February 28, 2016; (ii) 2,727 shares that vest on August 28, 2016; (iii) 6,187 shares that vest on February 28, 2017; (iv) 2,727 shares that vest on August 28, 2017; and (v) 4,065 shares that vest on February 28, 2018.

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2015 Option Exercises and Stock Vested Table

The following table reflects certain information regarding the exercise of options and the vesting of stock awards by each of our NEOs during the 2015 fiscal year:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)		Value Realized on Vesting(2) ($)
James F. O’Neil III	—	—	109,218	(3)	3,143,294
Earl C. (Duke) Austin, Jr.	—	—	50,853	(4)	1,463,549
Derrick A. Jensen	—	—	32,863	(5)	948,069
Dale L. Querrey	—	—	10,025	(6)	269,884
Steven J. Kemps	—	—	4,849	(7)	125,565

(1)	Shares acquired on vesting include shares associated with restricted stock or RSU awards for which restrictions lapsed during fiscal year 2015.
(2)	The value realized reflects the taxable value to the NEO as of the date of the vesting of a restricted stock or RSU award. The actual value ultimately realized by the NEO may be more or less than the value realized as calculated in the above table, depending on whether and when the NEO held or sold the stock associated with the vesting occurrence.
(3)	Includes 109,218 shares that vested on February 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $28.78 per share).
(4)	Includes 50,853 shares that vested on February 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $28.78 per share).
(5)	Includes (i) 29,834 shares that vested on February 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $28.78 per share) and (ii) 3,029 shares that vested on May 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $29.53 per share).
(6)	Includes (i) 4,497 shares that vested on February 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $28.78 per share); (ii) 2,230 shares that vested on March 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $28.01 per share); and (iii) 3,298 shares that vested on August 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $23.65 per share).
(7)	Includes (i) 2,122 shares that vested on February 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $28.78 per share) and (ii) 2,727 shares that vested on August 28, 2015 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $23.65 per share).

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2015 Nonqualified Deferred Compensation Table

The following table describes the nonqualified deferred compensation activity for each of our NEOs during fiscal year 2015:

Name	NEO Contributions in Last Fiscal Year(1) ($)	Company Contribution in Last Fiscal Year(2) ($)	Aggregate Earnings (Losses) in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(4)
James F. O’Neil III	2,801,374	55,492	(805,141)	—	2,259,304
Earl C. (Duke) Austin, Jr.	1,160,004	42,563	(332,377)	—	988,123
Derrick A. Jensen	758,367	23,959	(215,757)	—	643,444
Dale L. Querrey	279,263	33,829	(52,128)	—	1,013,218
Steven J. Kemps	127,425	13,604	(2,957)	—	138,072

(1)	The amounts shown represent deferred salary, the value of equity awards that vested during 2015 but the receipt of which was deferred, and/or deferred cash incentive awards, including amounts earned during 2015 but credited to an NEO’s deferred compensation account after the end of fiscal year 2015. Deferred salary and cash incentive awards are included in the 2015 Summary Compensation table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns, respectively. Equity awards were deferred upon vesting pursuant to an election made in a prior year by the NEO and the terms of the awards, and deferred equity awards are valued based on the closing price of Quanta’s Common Stock as of 12:01 a.m. on the deferral date. Deferred equity awards are included in the “Stock Awards – Number of Shares Acquired on Vesting” column in the 2015 Option Exercises and Stock Vested Table. The following table shows the deferred portion of each NEO’s salary, cash incentive awards, and vested equity awards.

Name	Contribution	Form of Contribution	Amount ($)
Mr. O’Neil	Salary	Cash	59,259
	Cash Incentive	Cash	49,084
	Equity Awards	Common Stock	2,693,031
Mr. Austin	Salary	Cash	52,500
	Cash Incentive	Cash	18,900
	Equity Awards	Common Stock	1,088,604
Mr. Jensen	Salary	Cash	35,250
	Cash Incentive	Cash	24,339
	Equity Awards	Common Stock	698,778
Mr. Querrey	Salary	Cash	29,263
	Cash Incentive	Cash	250,000
	Equity Awards	Common Stock	—
Mr. Kemps	Salary	Cash	97,500
	Cash Incentive	Cash	29,925
	Equity Awards	Common Stock	—

(2)	The amounts shown are included in the “All Other Compensation” column of the 2015 Summary Compensation Table, as detailed in the 2015 All Other Compensation Table within footnote 6 to the 2015 Summary Compensation Table. The amounts represent Quanta’s matching contributions that would have been allocated to a participant’s 401(k) plan account, but for applicable limits under the Internal Revenue Code.
(3)	The amounts shown are not included in the 2015 Summary Compensation Table because earnings under Quanta’s nonqualified deferred compensation plan were not above-market or preferential.

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(4)	The aggregate balance for each NEO includes certain amounts included in the Summary Compensation Tables for prior fiscal years, as shown in the following table:

Name	Amount Reported in Prior Summary Compensation Tables ($)(a)	Fiscal Year Reported
Mr. O’Neil	175,214	2014
Mr. Austin	96,967	2014
Mr. Jensen	66,360	2014

(a)	Represents deferred salary and portions of cash incentive awards under the 2014 annual incentive plan that were reported in the 2014 Summary Compensation Table.

Fees of the Compensation Committee Consultant

As discussed in “Compensation Discussion & Analysis – Compensation Philosophy and Process – Role of Compensation Consultant,” the Compensation Committee independently retained Deloitte in 2015 to provide benchmarking data, review the competitiveness of Quanta’s executive compensation for the NEOs, and provide advice on the amount and form of executive compensation. Management supported, but did not make or recommend, the decision to engage Deloitte. Deloitte was also engaged to provide certain additional services to Quanta. Management has engaged Deloitte from time to time to provide tax, transaction and management advisory services and valuation assessments.

The aggregate fees billed by Deloitte and its affiliates for services performed during 2015 were as follows:

•	$330,650 for services for the Compensation Committee regarding executive compensation matters, such as providing benchmarking data, reviewing Quanta’s incentive compensation plans, and participating in certain Compensation Committee meetings;
•	$2,258,329 for tax advisory services provided to Quanta, including (i) U.S., Canada and Australia corporate income tax on-call engagements, (ii) U.S. tax return review services, (iii) Canadian federal and provincial tax return preparation and related assistance with ASC740 income tax accounting for Canadian operations, (iv) documentation of transfer pricing methodologies, (v) sales and use tax advisory services, (vi) tax return preparation services provided to Quanta and certain Quanta employees in connection with international assignments, (vii) Australian tax return preparation and compliance matters and (viii) reporting requirements and preparation of employee taxpayer information required by the Affordable Care Act;
•	$607,883 for tax and valuation advisory services provided to Quanta, including due diligence services, in connection with various business acquisitions, dispositions and restructuring transactions; and
•	$15,500 for valuation services provided to Quanta in connection with ASC350 goodwill impairment testing.

To prevent the perception of a potential conflict of interest involving Deloitte and its affiliates, (i) the individuals from Deloitte Tax LLP and Deloitte FAS LLP who provided the tax and valuation services, respectively, to Quanta were not the same individuals who provided the consulting services to the Compensation Committee, (ii) the Deloitte consultants who provided services to the Compensation Committee assured the Committee that no portion of their compensation would be based on the amount or level of services provided by Deloitte Tax LLP or Deloitte FAS LLP, or any other services provided by Deloitte’s affiliates, to Quanta, (iii) the Deloitte consultants who provided services to the Compensation Committee do not own any stock in Quanta or otherwise provide any other services to Quanta, other than consulting services to the Compensation Committee and the Governance and Nominating Committee, (iv) Deloitte LLP maintains conflict of interest policies that require objectivity of all its professionals, and (v) the Deloitte compensation consultants have no business or personal relationships with members of the Compensation Committee or Quanta’s executive officers.

The Compensation Committee approved the services and related fees above to the extent related to executive compensation and concluded that Deloitte did not have any conflicts of interest that would impair the

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Deloitte consultants’ independence. The Compensation Committee did not review or approve the other services provided by Deloitte and its affiliates to Quanta, as the decision to engage Deloitte to perform these other services was made by another Board committee or by management in the normal course of business.

Potential Payments upon Termination or Change in Control

Employment Agreements

Quanta is a party to employment agreements with Messrs. Austin, Jensen and Kemps, and prior to his resignation in March 2016, Quanta was a party to an employment agreement with Mr. O’Neil (each an “Employment Agreement”). Mr. Querrey does not have an Employment Agreement. Under the terms of the Employment Agreements, the executive is entitled to payments and benefits upon the occurrence of specified events, including termination of employment or change in control of Quanta. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described below. The termination of employment provisions of the Employment Agreements provide these individuals with a fixed amount of compensation upon termination as an inducement to offset the potential risk of leaving their prior employer or foregoing other opportunities in order to join or maintain employment with us, as applicable. At the time of entering into these agreements, the Compensation Committee considered our aggregate potential obligations in the context of the desirability of hiring or maintaining the employment of the individual, as applicable, and the individual’s expected compensation, as well as the benefits of securing the non-competition and other covenants described below.

The Employment Agreements have an initial term of two years that will subsequently renew automatically for a one-year term unless Quanta or the executive provides at least six months’ prior written notice of non-renewal. Under the Employment Agreements, the executives are eligible to receive base salary, as well as bonuses and benefits, and, at the Compensation Committee’s discretion, may be entitled to participate in any other compensation, perquisite, incentive or retirement plans, policies and arrangements that are provided generally to our other executive officers. The severance payments and other benefits under the Employment Agreements are conditioned upon the executive’s execution of a full and complete release of claims against Quanta and its affiliates, officers and directors upon termination. The Employment Agreements also contain customary non-competition covenants restricting the ability of the executive to compete with Quanta during the term of their employment and for a period of two years thereafter, and prohibiting them from disclosing confidential information and trade secrets. If Quanta notifies an executive that it will not renew his Employment Agreement and he remains employed through the end of the employment term, the covenants restricting competition and solicitation of customers and employees apply for a reduced period of one year following the notice of non-renewal.

The Employment Agreements generally terminate upon the executive’s (i) death, (ii) disability, (iii) termination by Quanta for “cause” (as defined in the Employment Agreements and generally described below), (iv) resignation or voluntary termination by the executive, (v) termination by Quanta without cause, or (vi) termination by the executive for “good reason” within twelve months following a “change in control” (as these terms are defined in the Employment Agreements). In addition, the Employment Agreement entitles the executive to certain payments upon other events associated with a change in control.

Upon termination of employment, each executive would be entitled to all compensation earned and all benefits and reimbursements due through the date of termination. The Employment Agreements do not contain excise tax gross-up provisions, as the Compensation Committee no longer offered this benefit when Quanta entered into these agreements. In the event any of the executives become subject to the excise tax, their severance payments will be reduced to the minimum extent necessary (but in no event less than zero) to avoid application of the excise tax, except that the full severance payments will be made if, after payment by the executive of the excise tax and all other taxes, the executive would retain a greater after-tax severance benefit without such reduction.

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Additionally, termination of employment and change in control events entitle applicable executives to severance payments and other benefits under the respective Employment Agreements as set forth below:

Termination or Change in Control Event	Potential Payments
Termination upon death	None

Termination upon disability	Lump-sum payment of one year base salary, subject to such NEO’s execution of a waiver and release agreement
Termination by Quanta for cause	None
Resignation or voluntary termination by the executive	None
Termination by Quanta without cause (other than within 12 months following a change in control)	Lump-sum payment of two years of base salary, subject to such NEO’s execution of a waiver and release agreement
Termination by Quanta without cause within 12 months following a change in control	Lump-sum payment equal to three times annual base salary plus three times the higher of the highest annual cash bonus paid for the three preceding years or the target annual cash bonus payable for the current year, and continuation of employee and dependent welfare benefit plan coverage (medical, dental and vision) for three years
Termination by executive for good reason within 12 months following a change in control	Same as termination without cause within 12 months following a change in control
Successor in change in control fails to timely assume Quanta’s obligations under the Employment Agreement	None, but the executive may be entitled to terminate his employment for good reason

Change in Control. Under the Employment Agreements, a change in control generally occurs when (i) any person or entity acquires, directly or indirectly, the beneficial ownership of securities representing 50% or more of the total fair market value or total voting power of Quanta’s then outstanding voting securities, (ii) any person or entity acquires, directly or indirectly, within a 12-month period, the beneficial ownership of 30% or more of the total voting power of Quanta’s then outstanding voting securities, (iii) certain incumbent (and subsequently approved) directors cease to constitute a majority of the members of the Board within a 12-month period, or (iv) any person or entity acquires, directly or indirectly, within a 12-month period, assets representing 40% or more of the total gross fair market value of Quanta’s assets.

Cause. The Employment Agreements generally define cause as the executive’s (i) gross negligence in the performance of, intentional nonperformance of, or inattention to, material duties and responsibilities, which continues after receipt of written notice, (ii) willful dishonesty, fraud or material misconduct with respect to Quanta’s business, (iii) violation of Quanta’s policies or procedures, if not cured following written notice, (iv) conviction of, confession to, or guilty plea or plea of nolo contendere with respect to, an act of fraud, misappropriation or embezzlement or any felony or other crime that involves moral turpitude, (v) use of illegal substances or habitual drunkenness, or (vi) breach of the Employment Agreement if not cured following written notice.

Good Reason. The Employment Agreements generally define good reason as (i) to the extent occurring within twelve months following a change in control, (a) the assignment to the executive of duties inconsistent with his position, authority or responsibilities as contemplated under his Employment Agreement, or any other action by the employer that results in a diminution in such position, authority or responsibilities, if not cured after

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written notice is given, (b) any material breach of the Employment Agreement by the employer, including any requirement that the executive relocate to another geographic location, (c) failure by the employer to comply with the compensation provisions of the Employment Agreement, if not cured after written notice is given, (d) failure by the employer to continue in effect any cash or stock-based incentive or bonus plan, retirement plan, welfare benefit plan or other compensation, retirement or benefit plan and policy except in certain specified circumstances, if not cured after written notice is given, or (e) the executive’s receipt of notice of termination or non-renewal from the employer; or (ii) the failure of the successor in a pending change in control to timely assume in writing the employer’s obligations under the Employment Agreement.

Chief Executive Officer Transition

On March 14, 2016, Mr. O’Neil resigned as President, Chief Executive Officer and director of Quanta as part of the Company’s ongoing leadership succession planning, and the Board named Mr. Austin as President and Chief Executive Officer and appointed Mr. Austin as a director to fill the vacancy on the Board. Mr. Austin also retained his title of Chief Operating Officer. Mr. O’Neil remained an employee of Quanta until April 1, 2016.

In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (iii) the settlement and vesting of unearned and unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. In connection with Mr. Austin’s appointment, the Compensation Committee approved the grant of an equity award to Mr. Austin consisting of the number of RSUs equal to the number of shares of Quanta’s Common Stock having a fair market value (based on the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant) of $250,000, which shall vest in equal annual installments over a 3-year period following the date of grant, subject to the terms of the award agreement.

Equity Incentive Plans

Generally, subject to the provisions of the particular award agreement, unvested shares of restricted stock or RSUs and unearned performance units granted pursuant to Quanta’s equity incentive plans are forfeited by the participant upon termination of such participant’s employment during the restriction period. However, upon the death of the participant during the participant’s continuous service or upon the occurrence of a “change in control” (as defined in the 2007 Stock Incentive Plan (the “Stock Plan”) or the Omnibus Plan, as applicable), (i) unvested awards of restricted stock or RSUs generally become vested, and forfeiture restrictions lapse and (ii) a portion of the participant’s unearned performance units granted under the Omnibus Plan become earned based on the achievement of the participant’s applicable performance goals as of the date of death or change in control and the forecasted achievement of such goals for the remainder of the performance period, as determined in the discretion of the Compensation Committee. Additionally, with respect to unearned performance units, a participant who resigns prior to completion of the 3-year performance period may, at the discretion of the Chief Executive Officer and with approval of the Compensation Committee, earn a pro rata portion (based on the portion of the 3-year performance period during which the participant was employed) of the shares ultimately awarded upon determination of actual achievement levels.

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Under the Stock Plan, a change in control is generally defined as the occurrence of any of the following events: (i) any person or entity becomes the beneficial owner, directly or indirectly, of securities representing 50% or more of the voting power of Quanta’s then outstanding securities, (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other business combination, a majority of the Board as of the date immediately preceding such transaction is replaced, (iii) Quanta is merged with another corporation, and as a result, less than 75% of the outstanding securities of the surviving entity is owned in the aggregate by Quanta’s former stockholders, (iv) a tender or exchange offer is consummated for 50% or more of the voting power of Quanta’s then outstanding securities, or (v) Quanta transfers substantially all of its assets to an entity that is not controlled by Quanta.

Under the Omnibus Plan, a change in control is generally deemed to occur upon (i) any sale, lease, exchange or other transfer of all or substantially all of the assets of Quanta, (ii) any person or entity becoming the beneficial owner, directly or indirectly, of securities representing more than 50% of the voting power of Quanta’s then outstanding securities, (iii) certain incumbent (and subsequently approved) directors ceasing to constitute a majority of the members of the Board within a two-year period, (iv) consummation of a merger or other business combination, unless all or substantially all of the beneficial owners of outstanding voting securities of Quanta immediately prior to the transaction beneficially own, directly or indirectly, more than 50% of the voting power of the resulting entity immediately following the transaction, or (v) stockholder approval of a complete liquidation of Quanta.

Deferred Compensation

Generally, participants will receive distributions of deferred amounts under Quanta’s deferred compensation plan upon separation from service, the occurrence of a disability, or a specified date (selected at the time of the deferral) and, subject to specific limitations, upon the occurrence of an unforeseeable financial emergency. The terms of Quanta’s deferred compensation plan are discussed in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Deferred Compensation Plan.”

Estimated Potential Payments

The tables below reflect the estimated amounts that would be paid to each NEO upon termination of employment or change in control in varying circumstances identified below. Except as otherwise indicated, the amounts shown assume that termination or change in control occurred on December 31, 2015 and reflect a market value for Quanta Common Stock of $20.25 per share, the closing price on such date. Actual amounts to be paid can be determined only upon occurrence of an actual termination or change in control.

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Name	Benefit	Death	Disability	Termination by Quanta for Cause or Voluntary Termination by Executive (No Change in Control)	Termination by Quanta Without Cause (No Change in Control)
James F. O’Neil III(1)	Severance	$—	$1,100,000	$—	$2,200,000
	Welfare Benefits(3)	—	—	—	—
	Equity Benefit(4)	7,549,362	—	—	—
	Gross-up/(Cut-back)(5)	—	—	—	—

	Total	$7,549,362	$1,100,000	$—	$2,200,000

Earl C. (Duke) Austin, Jr.	Severance	$—	$900,000	$—	$1,800,000
	Welfare Benefits(3)	—	—	—	—
	Equity Benefit(4)	2,918,653	—	—	—
	Gross-up/(Cut-back)(5)	—	—	—	—

	Total	$2,918,653	$900,000	$—	$1,800,000

Derrick A. Jensen	Severance	$—	$600,000	$—	$1,200,000
	Welfare Benefits(3)	—	—	—	—
	Equity Benefit(4)	2,017,123	—	—	—
	Gross-up/(Cut-back)(5)	—	—	—	—

	Total	$2,017,123	$600,000	$—	$1,200,000

Dale L. Querrey(2)	Severance	$—	$—	$—	$—
	Welfare Benefits(3)	—	—	—	—
	Equity Benefit(4)	491,306	—	—	—
	Gross-up/(Cut-back)(5)	—	—	—	—

	Total	$491,306	$—	$—	$—

Steven J. Kemps	Severance	$—	$500,000	$—	$1,000,000
	Welfare Benefits(3)	—	—	—	—
	Equity Benefit(4)	819,193	—	—	—
	Gross-up/(Cut-back)(5)	—	—	—	—

	Total	$819,193	$500,000	$—	$1,000,000

(1)	In connection with Mr. O’Neil’s resignation as President and Chief Executive Officer of Quanta, on March 14, 2016, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (iii) the settlement and vesting of unearned and unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. For additional information, see “Chief Executive Officer Transition” above.
(2)	Mr. Querrey does not have an Employment Agreement, and therefore is not entitled to severance or continuation of welfare benefits in the above scenarios.
(3)	Welfare benefits include an approximation of the cost of continued payment of insurance premiums for up to three years after termination, based on the actual cost of premiums for 2016 and the estimated costs of premiums for 2017 and 2018.

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(4)	The equity benefit represents (i) the value of the unvested awards of restricted stock and RSUs held by the NEO as of December 31, 2015 that would vest upon occurrence of the event and (ii) the value of unearned performance units held by the NEO as of December 31, 2015. As of December 31, 2015, the NEOs held the following unearned performance units: 142,453 for Mr. O’Neil; 50,293 for Mr. Austin; 37,213 for Mr. Jensen; 5,226 for Mr. Querrey; and 18,561 for Mr. Kemps. The actual number of unearned performance units that would become earned upon occurrence of the event is described in “Equity Incentive Plan” above.
(5)	The excise tax gross-up would be an additional payment in an amount equal to the excise tax imposed plus any federal, state and local income taxes and additional excise taxes attributable to such payment. The Employment Agreements do not contain excise tax gross-up provisions. The cut-back would be the amount by which the severance payment is reduced, such that, after such reduction, no portion of the payments and benefits would be subject to the excise tax.

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Name	Benefit	Successor Fails to Assume Agreement Upon a Change in Control (No Termination of Employment)	Termination by Quanta Without Cause Within 12 Months Following a Change in Control(1)	Termination by Executive for Good Reason Within 12 months Following a Change in Control(1)
James F. O’Neil III(2)	Severance	$—	$8,544,000	$8,544,000
	Welfare Benefits(4)	—	52,538	52,538
	Equity Benefit(5)	7,549,362	7,549,362	7,549,362
	Gross-up/(Cut-back)(6)	—	—	—

	Total	$7,549,362	$16,145,900	$16,145,900

Earl C. (Duke) Austin, Jr.	Severance	$—	$6,702,000	$6,702,000
	Welfare Benefits(4)	—	45,336	45,336
	Equity Benefit(5)	2,918,653	2,918,653	2,918,653
	Gross-up/(Cut-back)(6)	—	—	—

	Total	$2,918,653	$9,665,989	$9,665,989

Derrick A. Jensen	Severance	$—	$4,284,000	$4,284,000
	Welfare Benefits(4)	—	45,336	45,336
	Equity Benefit(5)	2,017,123	2,017,123	2,017,123
	Gross-up/(Cut-back)(6)	—	—	—

	Total	$2,017,123	$6,346,459	$6,346,459

Dale L. Querrey(3)	Severance	$—	$—	$—
	Welfare Benefits(4)	—	—	—
	Equity Benefit(5)	491,306	491,306	491,306
	Gross-up/(Cut-back)(6)	—	—	—

	Total	$491,306	$491,306	$491,306

Steven J. Kemps	Severance	$—	$2,850,000	$2,850,000
	Welfare Benefits(4)	—	52,538	52,538
	Equity Benefit(5)	819,193	819,193	819,193
	Gross-up/(Cut-back)(6)	—	—	—

	Total	$819,193	$3,721,731	$3,721,731

(1)	With respect to termination by Quanta without cause within 12 months following a change in control, and with respect to termination by the executive for good reason within 12 months following a change in control, the equity benefit is triggered upon a change in control, and the remaining amounts are triggered upon termination of employment.
(2)	In connection with Mr. O’Neil’s resignation as President and Chief Executive Officer of Quanta, on March 14, 2016, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (iii) the settlement and vesting of unearned and unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. For additional information, see “Chief Executive Officer Transition” above.
(3)	Mr. Querrey does not have an Employment Agreement, and therefore is not entitled to severance or continuation of welfare benefits in the above scenarios.
(4)	Welfare benefits include an approximation of the cost of continued payment of insurance premiums for up to three years after termination, based on the actual cost of premiums for 2016 and the estimated costs of premiums for 2017 and 2018.

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(5)	The equity benefit represents (i) the value of the unvested awards of restricted stock and RSUs held by the NEO as of December 31, 2015 that would vest upon occurrence of the event and (ii) the value of unearned performance units held by the NEO as of December 31, 2015. As of December 31, 2015, the NEOs held the following unearned performance units: 142,453 for Mr. O’Neil; 50,293 for Mr. Austin; 37,213 for Mr. Jensen; 5,226 for Mr. Querrey; and 18,561 for Mr. Kemps. The actual number of unearned performance units that would become earned upon occurrence of the event is described in “Equity Incentive Plans” above.
(6)	The excise tax gross-up would be an additional payment in an amount equal to the excise tax imposed plus any federal, state and local income taxes and additional excise taxes attributable to such payment. The Employment Agreements do not contain excise tax gross-up provisions. The cut-back would be the amount by which the severance payment is reduced, such that, after such reduction, no portion of the payments and benefits would be subject to the excise tax.

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Equity Compensation Plan Information

The material features of our equity compensation plans are described in Note 12 to the consolidated financial statements included in Item 8 of Part II of Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The following table sets forth information as of December 31, 2015 with respect to our equity compensation plans, all of which have received stockholder approval.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,744,598	(1)	$16.07	(2)	6,339,958	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	2,744,598	(1)	$16.07		6,339,958	(3)

(1)	Includes (i) 29,245 shares issuable upon exercise of stock options that were assumed in connection with Quanta’s acquisition of InfraSource on August 30, 2007, (ii) 2,370,554 shares issuable in connection with unvested RSUs and vested RSUs the settlement of which has been deferred, and (iii) 344,799 shares issuable in connection with a target amount of unearned and unvested awards of performance units under the Company’s long-term incentive plan that will vest on December 31, 2016 and December 31, 2017 based upon the satisfaction of 3-year company performance metrics. The performance metrics for the performance units that are scheduled to be earned and vest on December 31, 2017 are described further in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2015 – Long-Term Incentive Plan.”
(2)	Excludes unvested RSUs, vested and deferred RSUs and performance units because those awards do not have exercise prices.
(3)	Includes, as of December 31, 2015, (i) 225,658 shares of Common Stock issuable under the Stock Plan, which provides that the aggregate amount of Common Stock with respect to which stock options or restricted stock may be awarded may not exceed 4,000,000 shares, and (ii) 6,114,300 shares of Common Stock issuable under the Omnibus Plan, which provides that the aggregate amount of Common Stock with respect to which equity awards may be granted may not exceed 11,750,000 shares.

2016 Proxy Statement	69

Committee Reports

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussions with management, we have recommended to Quanta’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is furnished by the Compensation Committee of the Board of Directors.

Bernard Fried, Chairman

Louis C. Golm

Margaret B. Shannon

Pat Wood, III

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Committee Reports

AUDIT COMMITTEE REPORT

The Audit Committee is composed of four independent directors and operates under a formal written charter adopted by the Board of Directors.

As members of the Audit Committee, our primary purpose is to assist with the Board of Directors’ oversight of (1) the integrity of Quanta’s financial statements, (2) Quanta’s compliance with applicable legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, and (4) the performance of Quanta’s internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment and compensation of Quanta’s independent registered public accounting firm. Management is responsible for Quanta’s financial reporting processes, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States. Quanta’s independent registered public accounting firm is responsible for expressing an opinion as to whether the consolidated financial statements are free of material misstatements based on their audit. Our responsibility is to monitor and review these processes. In carrying out our role, we rely on Quanta’s management and independent registered public accounting firm.

We have reviewed and discussed Quanta’s audited consolidated financial statements with management. Management has confirmed to us that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

In addition, we have discussed with PricewaterhouseCoopers LLP, Quanta’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, as amended, issued by the Public Company Accounting Oversight Board.

We have received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with us concerning independence, and we have discussed with PricewaterhouseCoopers LLP its independence from Quanta.

Based on our review and discussions referred to above, we recommended to Quanta’s Board of Directors that Quanta’s audited consolidated financial statements be included in Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Worthing F. Jackman, Chairman

James R. Ball

Vincent D. Foster

Bernard Fried

2016 Proxy Statement	71

Independent Auditor

AUDIT FEES

The Audit Committee of the Board has adopted a policy requiring pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. On an annual basis, the Audit Committee reviews and, as it deems appropriate, pre-approves the particular services to be provided by our independent registered public accounting firm and establishes specific budgets for each service. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee must be informed promptly of the provision by our independent registered public accounting firm of each service that is pre-approved by the Audit Committee. In addition, the Audit Committee may periodically revise the list of pre-approved services and related fee levels, based on subsequent determinations. Any services expected to exceed pre-approved fee levels require the specific pre-approval of the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members.

The following table details the aggregate fees billed by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for fiscal years 2015 and 2014:

	2015	2014
Audit Fees(1)	$4,001,894	$3,234,089
Audit-Related Fees(2)	—	151,166
Tax Fees	25,000	20,000
All Other Fees(3)	131,919	19,893

Total	$4,158,813	$3,425,148

(1)	Represents fees for professional services rendered for the audit of our annual consolidated financial statements, reviews of our interim consolidated financial statements, reviews of documents filed with the SEC, evaluation of the effectiveness of Quanta’s internal control over financial reporting, state licensing pre-qualification filings, and financial statement audits of certain of our subsidiaries, as well as out-of-pocket expenses incurred in the performance of audit services.
(2)	Represents fees for professional services rendered for other assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, including fees for consultations related to financial, tax and Foreign Corrupt Practices Act due diligence work associated with potential acquisitions, and fees related to consultations in connection with Quanta’s correspondence with the SEC or other regulatory authorities], as well as out-of-pocket expenses incurred in the performance of audit-related services.
(3)	Represents fees for accounting research software tools.

The Audit Committee has reviewed the services performed by PricewaterhouseCoopers LLP and the related fees and has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining independence of PricewaterhouseCoopers LLP. During 2015, no fees for services outside the scope of audit, review, or attestation that exceed the waiver provisions of 17 CFR 210.2-01(c)(7)(i)(C) were approved by the Audit Committee.

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Certain Transactions

Related Party Transactions

Transactions Involving Executive Officers and Directors

North Houston Pole Line, L.P. (“North Houston”), a wholly-owned subsidiary of Quanta, is a party to certain facility leases with Properties, Etc., the general partner and 50% owner of which is Earl C. (Duke) Austin, Jr., who served as our Chief Operating Officer during 2015 and is currently our President, Chief Executive Officer, Chief Operating Officer and a director. During 2015, North Houston paid an aggregate of $386,835 to Properties, Etc. in rent expense related to these leases and incurred $181,905 in costs associated with necessary leasehold improvements to one of these properties. These leases have various terms through September 2016, and as of December 31, 2015, provided for aggregate remaining lease obligations of $264,005 through the conclusion of the lease terms. In addition, North Houston is a party to a facility lease with Mr. Austin and paid Mr. Austin $144,000 in rent expense for 2015 related to this lease. As of December 31, 2015, the aggregate remaining lease obligations under this lease were $89,419 through the conclusion of the lease term in August 2016. Further, North Houston is a party to a facility lease with Mr. Austin’s father and paid Mr. Austin’s father $180,000 in rent expense for 2015 related to this lease. As of December 31, 2015, the aggregate remaining lease obligations under this lease were $111,774 through the conclusion of the lease term in August 2016. These leases relate primarily to facilities that were occupied by North Houston when Quanta acquired North Houston in 2001. We believe that the rental rates of these leases do not exceed fair market value.

Quanta employed Travis Grindstaff, the brother of Nicholas M. Grindstaff, one of our executive officers, during 2015. Quanta paid Travis Grindstaff an aggregate of $206,199 in salary, non-equity incentive bonus, health and welfare coverage and 401(k) plan matching contributions for 2015. In addition, during 2015, we granted 695 RSUs to Travis Grindstaff, with a grant date fair value of $19,231, vesting in three equal annual installments beginning in the first quarter of 2015. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2015.

During 2015, Quanta also employed David J. Ball, the son of James R. Ball, currently a member of our Board though the Company has not nominated him for re-election. Quanta paid David J. Ball an aggregate of $162,701 in salary, non-equity incentive bonus, health and welfare coverage and 401(k) plan matching contributions for 2015. In addition, during 2015, we granted 453 RSUs to David J. Ball, with a grant date fair value of $12,535, vesting in three equal annual installments beginning in February 2016. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2015.

Transactions Involving Holder of Series F Preferred Stock

Valard Construction LP (“Valard”), a wholly-owned subsidiary of Quanta, and Valard Construction Ltd. (“Valard Ltd.”), an affiliate of Valard and also wholly-owned subsidiary of Quanta, are parties to certain facility leases with 964125 Alberta Ltd., a corporation controlled by the spouse of Victor Budzinski, holder in a trustee capacity of the single outstanding share of Quanta’s Series F Preferred Stock. Valard and Valard Ltd. paid an aggregate of $1,294,511 to 964125 Alberta Ltd. in rent expense for 2015 related to these leases. These leases have various terms through October 2020, and as of December 31, 2015, provided for aggregate remaining lease obligations of $5,153,047 through the conclusion of the lease terms. These leases relate primarily to facilities that were occupied by Valard and Valard Ltd. when Quanta acquired Valard Ltd. in 2010. We believe that the rental rates of these leases do not exceed fair market value.

In addition, Valard Ltd. and Valard rent temporary camp housing facilities from 964125 Alberta Ltd. for certain crews working in remote areas at a specified rate per person per day plus the cost of moving and setting up the camps. Valard Ltd. and Valard paid an aggregate of $549,662 in camp rental to 964125 Alberta Ltd.

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Certain Transactions

during 2015. Valard also entered into two transactions in 2015 to purchase two temporary camp housing facilities from 964125 Alberta Ltd. for an aggregate purchase price of $324,405. We believe the amount paid for these facilities did not exceed fair market value and that the purchases had a legitimate business purpose and were beneficial to Quanta.

Valard Construction 2008 Ltd. (“Valard 2008”), a wholly-owned subsidiary of Valard Ltd., employed Victor Budzinski during 2015 and paid him an aggregate of $362,854 in salary, bonus and health and welfare coverage in 2015. Valard 2008 also employed Adam Budzinski, the son of Victor Budzinski, and paid him an aggregate of $322,991 in salary, bonus, health and welfare coverage and retirement plan contributions. Also during 2015, Valard employed (i) Maureen Budzinski, the sister of Victor Budzinski, and paid her an aggregate of $132,747 in salary, bonus, health and welfare coverage and retirement plan contributions, (ii) Michael Budzinski, the brother of Victor Budzinski, and paid him an aggregate of $140,162 in salary, bonus, health and welfare coverage and retirement plan contributions, (iii) William Budzinski, the brother of Victor Budzinski, and paid him an aggregate of $125,631 in salary, bonus, health and welfare coverage and retirement plan contributions and (iv) Alexander Budzinski, the son of Victor Budzinski, and paid him an aggregate of $127,564 in salary, bonus, health and welfare coverage and other compensation. In addition, during 2015, Quanta granted (i) 8,175 RSUs to Victor Budzinski, with a grant date fair value of $226,202, (ii) 7,267 RSUs to Adam Budzinski, with a grant date fair value of $201,078 and (iii) 1,115 RSUs to Maureen Budzinski, with a grant date fair value of $32,134. Each of the awards vest in three equal annual installments beginning in the first quarter of 2015 for Victor and Adam Budzinski and in February 2016 for Maureen Budzinski. The RSUs were granted on the same terms and conditions as RSUs granted to other Canadian employees in 2015. The employment of Victor Budzinski, Adam Budzinski, Maureen Budzinski, Michael Budzinski and Alexander Budzinski, as well as William Budzinski’s service as an independent contractor for Valard, predated Quanta’s acquisition of Valard and its affiliates in 2010, and William Budzinski was hired as an employee in 2014.

All amounts associated with Valard and its affiliates, other than the grant date fair value of RSU awards, were paid in local (foreign) currency. The amounts reflected above represent the U.S. dollar equivalent of the aggregate amounts reportable during 2015, based on the spot exchange rate for such foreign currency to the U.S. Dollar on December 31, 2015, as reported by the Wall Street Journal.

Transactions Involving Holder of Series G Preferred Stock

Northstar Energy Services Inc. (“Northstar”), a wholly-owned subsidiary of Quanta, is party to a facility lease with Kehr Developments Inc., a corporation controlled by the Jay Gunnarson, beneficial holder of the single outstanding share of Quanta’s Series G Preferred Stock. Northstar paid $540,675 to Kehr Developments, Inc. in rental expense for 2015 related to the facility lease, and the lease has a term through January 2024. As of December 31, 2015, the remaining lease obligations were $4,344,295. Northstar is also party to a residential crew house lease with Jay Gunnarson. Northstar paid an aggregate of $27,683 to Jay Gunnarson in rental expense for 2015 related to the crew house lease, and as of December 31, 2015, the remaining lease obligations were $967. These leases relate to properties that were occupied by Northstar when Quanta acquired Northstar in January 2014. We believe that the rental rates of these leases do not exceed fair market value.

All amounts associated with Northstar were paid in local (foreign) currency. The amounts reflected above represent the U.S. dollar equivalent of the amounts reportable during 2015, based on the spot exchange rate for such foreign currency to the U.S. Dollar on December 31, 2015, as reported by the Wall Street Journal.

2016 Proxy Statement	74

Certain Transactions

Review of Related Party Transactions

We have a written policy and procedures for the review, approval and ratification of transactions with related persons. Under our policy, related persons include, among others, our executive officers and other senior level employees, directors, principal stockholders, immediate family members of such persons and any other person that could significantly influence our policies. The transactions covered under our policy generally include any business transaction between Quanta and a related person, including, among others, the sale of inventory or supplies to or the purchase of inventory or supplies from a related person, and the supply of services to or receipt of services from a related person. Related party transactions involving an amount exceeding $120,000 and in which any of our directors, director nominees, executive officers, beneficial owners of greater than five percent (5%) of any class of our voting securities, or any immediate family members of the foregoing, respectively, may have an interest require the approval of the Audit Committee. In considering the approval of any related party transaction, a legitimate business case must be presented that includes the reasons that the transaction is beneficial to Quanta.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file various reports with the SEC concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us. Based solely on our review of the copies of those forms furnished to us and written certifications from our directors and executive officers, we believe that, during 2015, all of our directors and executive officers were in compliance with the applicable filing requirements, except that: (i) one report for each of Messrs. O’Neil, Austin, and Jensen reporting additional shares withheld to cover taxes associated with the vest of restricted stock was filed late, and (ii) one report for Dale L. Querrey covering two RSU awards was filed approximately two weeks late.

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Independent Auditor

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the ultimate authority and responsibility to directly appoint, compensate, retain, oversee, evaluate and, where appropriate, terminate Quanta’s independent registered public accounting firm. The Audit Committee has appointed PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for the fiscal year ending December 31, 2016. PricewaterhouseCoopers LLP has served as Quanta’s independent public accounting firm since June 2002.

Prior to selecting an independent registered public accounting firm, the Audit Committee considers the firm’s qualifications, independence and performance, as well as the advisability and potential impact of selecting a new independent registered public accounting firm. At least annually the Audit Committee also obtains and reviews a report from its current independent registered public accounting firm describing (i) its internal quality control procedures, (ii) any material issues raised by their most recent quality-control review (whether internal or peer review) or by any governmental or professional authority inquiry or investigation, within the preceding five years and with respect to an independent audit carried out by the firm, along with any steps taken to deal with any such issues, and (iii) all relationships between the firm and Quanta. Additionally, when assessing the public accounting firm’s independence, the Audit Committee reviews all audit and non-audit services provided by the firm in the prior fiscal year. For further information regarding the services provided by PricewaterhouseCoopers LLP during fiscal year 2015, see “Internal Auditor – Audit Fees.”

In accordance with SEC rules, audit partners for independent registered public accounting firms are also subject to rotation requirements that limit the number of consecutive years an individual partner may serve in certain roles. For lead and concurring audit partners, the maximum is five consecutive years of service. We select the lead partner from our independent registered public accounting firm pursuant to this rotation policy following meetings with potential candidates and discussions between the Audit Committee and management.

We are asking our stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Audit Committee is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. In the event the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of Quanta and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be provided an opportunity to make a statement, if they choose, and to respond to appropriate questions.

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, present at the meeting in person or by proxy and entitled to vote on this proposal.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

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Advisory Vote to Approve

Executive Compensation

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board is committed to excellence in corporate governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board is providing Quanta’s stockholders with an opportunity to provide an advisory vote to approve the compensation of Quanta’s NEOs, as described in “Compensation Discussion & Analysis” and “Executive Compensation” above, the compensation tables and the accompanying narrative disclosure, set forth in this proxy statement.

Based on the results of stockholder voting at the 2011 annual meeting, the Compensation Committee intends to seek stockholder guidance on executive compensation by conducting future advisory votes on executive compensation annually until the next stockholder advisory vote on the frequency of future advisory votes, which is scheduled to occur no later than the 2017 annual meeting. At the 2015 annual meeting of stockholders, over 94% of Quanta’s stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our proxy statement filed with the SEC on April 9, 2015.

The Compensation Committee establishes, recommends and governs the compensation and benefits policies and actions for the NEOs. Additional information regarding the Compensation Committee and its role is described above in the “Compensation Discussion & Analysis” section of this proxy statement and the related tables and narrative disclosure.

Quanta’s compensation philosophy is designed to align our NEOs’ incentives with short-term and long-term stockholder value creation, to attract, motivate and retain the best possible executive officer talent by maintaining competitive compensation programs, to tie cash incentives to the achievement of measurable company, business unit and individual performance goals that are associated with strategies intended to differentiate Quanta from its peers, to tie stock incentives to the achievement of measurable company goals that are linked to our long-term strategic plans, and to promote an ownership culture. Consistent with our compensation philosophy, Quanta’s executive compensation program links a substantial portion of compensation to both individual and company performance, with a significant portion of target total direct compensation of NEOs each year being “at-risk,” and therefore dependent upon performance against individual and company performance metrics and targets. Moreover, equity-based awards provide an important role in our executive compensation program, providing alignment with stockholders, creating incentives for the increase of stockholder value and promoting an ownership culture. Finally, Quanta’s executive compensation program is designed to reward superior performance and provide consequences for underperformance.

Overall, the Compensation Committee believes that the total compensation paid and awarded to Quanta’s NEOs in 2015 is reasonable and appropriate. In order to reward strong individual performance during 2014 and to better align certain aspects of their compensation with executives with similar positions and responsibilities at companies in our peer group, the Compensation Committee approved increases to each NEO’s base salary and long-term equity incentive targets for 2015. Despite operating in a challenging business environment and the recent decline in oil and gas prices, Quanta managed to achieve many accomplishments in 2015. However, the level of achievement associated with company performance metrics under the 2015 annual incentive plan failed to reach the target level set for the NEOs, resulting in no cash compensation being paid to the NEOs on the basis of company performance under the 2015 annual incentive plan. The only cash compensation paid to the NEOs

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Advisory Vote to Approve

Executive Compensation

under the 2015 annual incentive plan related to accomplishment of their individual performance goals. With respect to the long-term equity incentive awards, 50% (or 53% in the case of Mr. O’Neil) of those awards were in the form of performance units that remain subject to a 3-year performance period ending December 31, 2017, with the remainder in the form of RSUs vesting over a 3-year period in order to promote retention.

For these reasons, the Board unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of Quanta’s named executive officers, as described pursuant to the compensation disclosure rules of the Securities and Exchange Commission in Quanta’s proxy statement for the 2016 Annual Meeting of Stockholders, including without limitation, the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, is hereby APPROVED.”

Advisory approval of the resolution on Quanta’s executive compensation requires the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, present at the meeting in person or by proxy and entitled to vote on this proposal.

The results of this vote are not binding on the Board, whether or not the proposal is adopted. While the resolution is non-binding, the Board values the opinions that stockholders express in their votes and in any additional dialogue. In evaluating the vote on this advisory resolution, the Board intends to consider the voting results in their entirety.

The Board of Directors unanimously recommends a vote FOR the advisory resolution approving Quanta’s executive compensation.

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Amendment to Omnibus Plan and

Reapproval of Material Terms of Performance Goals

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE OMNIBUS PLAN AND

REAPPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS

Quanta’s Omnibus Plan provides stock-based compensation and performance-based compensation, payable in equity awards or cash, to our directors, executive officers, employees, consultants and advisors. The Omnibus Plan was approved by the Board on January 26, 2011 and by Quanta’s stockholders on May 19, 2011. You are being asked to (i) approve an amendment (the “Amendment”) to the Omnibus Plan that would establish an annual limit on awards to non-employee directors and (ii) reapprove the material terms of the performance goals under the Omnibus Plan. We are not requesting additional shares under or proposing any other amendments to the terms of the Omnibus Plan.

Amendment to Omnibus Plan

Pursuant to the Amendment, the aggregate value of awards granted under the Omnibus Plan, as determined on the date of grant, and any cash compensation granted under the Omnibus Plan or otherwise during any calendar year to any non-employee director may not exceed $400,000, except that for any non-employee director who is serving as Chairman of the Board or Lead Director of the Board or any non-employee director who is serving in his or her first calendar year on the Board such compensation may not exceed 200% of the foregoing limit.

As discussed in further detail in “Corporate Governance — Director Compensation,” Quanta’s current director compensation program generally grants (i) each non-employee director that is elected or re-elected an annual award of RSUs having a value of $140,000 and (ii) a non-employee Chairman of the Board an annual award of RSUs having a value of $230,000. Unless the director’s Board service is terminated earlier, these awards generally vest upon conclusion of the director service year. Additionally, Quanta pays the following annual cash retainers to its non-employee directors: (i) $75,000 annual Board membership retainer, (ii) $10,000 to $15,000 for each committee membership, and (iii) $10,000 to $15,000 for each committee chairmanship. A non-employee Chairman of the Board also receives additional annual cash compensation of $90,000. As such, if the proposed limits had been in effect for 2015, the compensation paid to Quanta’s non-employee directors would have been below such limits.

On March 31, 2016, the Board unanimously approved the Amendment, subject to approval by the Company’s stockholders at the annual meeting. If the Amendment is not approved at the annual meeting, the Omnibus Plan as in effect prior to the Board’s approval of the Amendment will remain in effect and will operate in accordance with its terms.

Reapproval of Material Terms of Performance Goals

Reapproval of the material terms of the performance goals under the Omnibus Plan will permit us to grant awards intended to qualify as performance-based compensation deductible under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) until our 2021 annual meeting. Section 162(m) places a limit on the tax deductibility of compensation in excess of $1.0 million paid to certain “covered employees” of a publicly held corporation, which generally include the company’s chief executive officer and its next three most highly compensated executive officers (other than the chief financial officer) in the year that the compensation is paid. If the material terms of the performance goals under the Omnibus Plan are not reapproved by our stockholders, the Omnibus Plan will continue in effect in accordance with its terms but no awards granted under the Omnibus Plan

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Amendment to Omnibus Plan and

Reapproval of Material Terms of Performance Goals

will qualify as performance-based under Section 162(m), which may limit our tax deductions with respect to compensation. The material terms of the performance goals include (i) the employees eligible to receive compensation under the Omnibus Plan, (ii) a description of the business criteria on which the performance goal may be based, and (iii) the maximum amount of compensation that can be paid to a participant under the performance goal, and are specifically described below.

The Compensation Committee generally structures compensation and awards to preserve the federal income tax deductibility of the compensation payable to our NEOs; however, the Compensation Committee has in the most recent year and may in the future choose to provide certain compensation that may not be deductible after taking into consideration business conditions or performance, including if it believes that such payments are appropriate to ensure that our NEOs receive total compensation that is competitive with our peer group or reflects superior performance.

The Board believes that the Omnibus Plan is important to further the interests of Quanta and its stockholders by providing incentives in the form of awards to officers and employees. Such awards create a strong incentive to achieve our long-term financial performance targets and strategic initiatives, align management’s interests with our stockholders’ interests, and create an incentive for management to remain with Quanta. The Board is not proposing that any of the performance goals under the Omnibus Plan be modified.

The material terms of the Omnibus Plan are set forth below and are qualified in their entirety by the full text of the Omnibus Plan, which is attached as Appendix A to this Proxy Statement.

Summary of the Omnibus Plan

Purpose.  The purpose of the Omnibus Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in Quanta, which interest may be measured by reference to the value of shares of our Common Stock.

Administration. The Compensation Committee administers the Omnibus Plan, and subject to applicable regulations and the terms of the Omnibus Plan described below, has the authority to grant awards under the Omnibus Plan, to interpret the Omnibus Plan, to determine the terms and conditions of any agreements evidencing any awards granted under the Omnibus Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Omnibus Plan. In addition, the Board may delegate to a committee consisting of one or more directors the authority to grant and set the terms of limited awards to eligible persons who are not executive officers or non-employee directors so long as the aggregate value of the awards granted by such committee in any calendar year does not exceed $5,000,000 (or $300,000 in any calendar year with respect to any individual), determined, in each case, based on the fair market value per share of Common Stock on the date an award is granted. The Board created the Equity Grant Committee for this purpose.

Eligibility. Employees, directors, officers, advisors or consultants of Quanta or its affiliates are eligible to participate in the Omnibus Plan, as are prospective employees, directors, officers, consultants or advisors of Quanta who have agreed to serve us in those capacities.

Number of Shares Authorized. The Omnibus Plan provides for an aggregate of 11,750,000 shares of Common Stock to be available for awards. If any award is forfeited or if any option terminates, expires or lapses without being exercised, the shares subject to such award will again be made available for future grant. Shares of Common Stock that are used to pay the exercise price of an option or that are withheld to satisfy a participant’s tax withholding obligation will not be available for re-grant under the Omnibus Plan. If there is any change in our

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Amendment to Omnibus Plan and

Reapproval of Material Terms of Performance Goals

corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the Omnibus Plan, the number of shares covered by awards then outstanding under the Omnibus Plan, the limitations on awards under the Omnibus Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate. As of December 31, 2015, there were 6,114,300 shares of Common Stock issuable under the Omnibus Plan.

Limitations. No more than 5,000,000 shares may be subject to awards granted to all participants during any calendar year, and no more than 1,000,000 shares subject to awards may be granted to any individual during any calendar year. Pursuant to the Amendment, if approved, the aggregate value of awards granted under the Omnibus Plan, together with any cash compensation granted under the Omnibus Plan or otherwise, during any calendar year to any non-employee director may not exceed $400,000, except that for any non-employee director who is serving as Chairman of the Board or Lead Director of the Board or any non-employee director who is serving in his or her first calendar year on the Board such compensation may not exceed 200% of the foregoing limit.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Additionally, the Compensation Committee is authorized to grant awards of unrestricted shares of Common Stock or other awards denominated in shares of Common Stock, either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee may determine.

Options. The Compensation Committee has authorized to grant options to purchase shares of Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. Options granted under the Omnibus Plan are subject to the terms and conditions established by the Compensation Committee. Under the terms of the Omnibus Plan, the exercise price of the options may not be less than the fair market value per share of our Common Stock at the time of grant. Options granted under the Omnibus Plan are subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee, or if applicable, the Equity Grant Committee, and specified in the applicable award agreement. The maximum term of an option granted under the Omnibus Plan is ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, or the Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Compensation Committee may determine to be appropriate.

Stock Appreciation Rights. The Compensation Committee is authorized to award stock appreciation rights (or “SARs”) under the Omnibus Plan. SARs are subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. The strike price per common share for each SAR may not be less than the fair market value per share of our Common Stock at the time of grant. An option granted under the Omnibus Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option are subject to terms similar to the option corresponding to such SARs. The terms of the SARs are subject to terms established by the Compensation Committee and reflected in the award agreement.

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Restricted Stock. The Compensation Committee is authorized to award restricted stock under the Omnibus Plan. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Restrictions on restricted stock lapse at such times determined by the Compensation Committee and specified in the applicable award agreement. If a participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited. The Compensation Committee may determine the terms of the restricted stock awards.

Restricted Stock Unit Awards. The Compensation Committee is authorized to award restricted stock units under the Omnibus Plan. Restricted stock units vest at such times determined by the Compensation Committee and specified in the applicable award agreement. If a participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units are forfeited. The Compensation Committee may determine the terms of such restricted stock units. At the election of the Compensation Committee, the participant receives a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are earned.

Stock Bonus Awards. The Compensation Committee is authorized to grant awards of unrestricted shares of Common Stock or other awards denominated in shares of Common Stock, either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee may determine.

Performance Compensation Awards. The Compensation Committee is authorized to grant restricted stock, RSUs, stock bonus awards or an award of a cash bonus under the Omnibus Plan in the form of a performance compensation award intended to qualify as “performance-based compensation” under Section 162(m) by conditioning the vesting of the award on the satisfaction of certain performance goals. In addition to stockholder approval sought hereby, certain other requirements must be met for awards to qualify as performance-based compensation under Section 162(m). The maximum number of shares of Common Stock subject to a performance compensation award granted to a participant in any taxable year will not exceed 1,000,000 shares. The maximum amount of cash bonus payable pursuant to a performance compensation award to any participant under the Omnibus Plan during any calendar year is $5 million. With regard to a particular performance compensation award, the Compensation Committee has sole discretion to select the length of the performance period, the type of award to be issued, the performance criteria, the performance goals and the performance formula. The Compensation Committee may establish performance goals with reference to one or more of the following performance criteria:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or revenue growth;

•	gross profit or gross profit growth;

•	operating income or profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

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•	earnings before or after taxes, interest, depreciation and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added;

•	inventory control;

•	enterprise value;

•	sales;

•	debt levels and net debt;

•	combined ratio;

•	timely launch of new facilities;

•	client retention;

•	employee retention;

•	performance relative to budget;

•	safety performance targets; and

•	objective measures of personal targets, goals or completion of projects.

Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of a participant and Quanta (and/or any affiliate, division, reportable segment or operating unit of Quanta or any combination of the foregoing), as the Compensation Committee may deem appropriate, or may be compared to the performance of a selected group of comparison companies or a published or special index that the Compensation Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Compensation Committee also has the authority to provide for accelerated vesting of any performance award based on the achievement of performance goals pursuant to the applicable performance criteria. The Compensation Committee also has authority to grant performance and other awards that do not qualify as “performance-based compensation” under Section 162(m).

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Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Compensation Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it or the Board.

Term and Amendment. The Omnibus Plan has a term of ten years. The Board may amend, suspend or terminate the Omnibus Plan at any time; however, stockholder approval may be necessary if the law so requires. No amendment, suspension or termination can materially and adversely affect the rights of any participant or recipient of any award without their consent.

Change in Control. Except as may otherwise be provided in an award agreement or the employment agreement of a participant, in the event of a Change in Control (as defined in the Omnibus Plan), all outstanding options and equity awards (other than performance compensation awards) issued under the Omnibus Plan will become fully vested and free from restrictions and performance compensation awards will vest, as determined by the Compensation Committee, based on the level of attainment of the specified performance goals. The Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a Change in Control.

Termination of Employment. Unless specifically provided otherwise in an award agreement or employment agreement, generally, upon a termination of employment (other than for Cause) (as defined in the Omnibus Plan): (i) unvested stock options terminate and vested stock options may be exercised following the termination of a participant’s employment for a period of one year in the event of the participant’s death or Disability (as defined in the Omnibus Plan) or 90 days in the event of a termination other than due to the participant’s death or Disability, provided that stock options may not be exercised after the expiration date set forth in a stock option agreement; (ii) unvested restricted stock, and restricted stock units are forfeited and terminate; and (iii) the right to receive any payment pursuant to performance compensation awards (including performance compensation awards in the form of performance units) terminates.

U.S. Federal Income Tax Consequences

The following is a general summary of certain U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Omnibus Plan and the disposition of shares of Common Stock acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. It is intended that the Omnibus Plan and any awards under the Omnibus Plan comply with the provisions of Section 409A of the Internal Revenue Code so that participants will not be subject to adverse tax consequences under such section.

Options. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares underlying such options over the option exercise price paid at the time of exercise.

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The Internal Revenue Code requires that, for treatment of an option as a qualified option, shares of Common Stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to Quanta for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by Quanta for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Internal Revenue Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Internal Revenue Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.

SARs. No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR.

Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the shares of Common Stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any.

Deductions; Limitations. In general, Quanta will be entitled to a deduction in the amount equal to the income recognized by a participant in connection with an award under the Omnibus Plan. However, certain limitations on the deductibility of such amounts may apply.

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Reapproval of Material Terms of Performance Goals

In general, Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Omnibus Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the Omnibus Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m).

In general, Section 280G of the Internal Revenue Code denies a deduction to a corporation with respect to certain payments and benefits provided to certain employees in connection with a change in control. As described above, the exercisability of a stock option or the elimination of restrictions on restricted stock and restricted stock units will be accelerated as a result of a Change in Control. If a Change in Control occurs, all or a portion of the value of the relevant award at that time may be a “parachute payment” under Section 280G of the Internal Revenue Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an “excess parachute payment” as determined under the Internal Revenue Code. Quanta will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Inapplicability of ERISA. Based upon current law and published interpretations, Quanta does not believe that the Omnibus Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Future Grants. Future grants under the Omnibus Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Omnibus Plan will depend on a number of factors, including the fair market value per share of our Common Stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary awards under, or having their annual bonus paid pursuant to, the Omnibus Plan.

Required Vote and Board Recommendation

Approval of the Amendment and reapproval of the material terms of the performance goals under the Omnibus Plan require the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, present at the meeting in person or by proxy and entitled to vote on this proposal.

The Board of Directors unanimously recommends a vote FOR approval of the Amendment and reapproval of the material terms of the performance goals under the Omnibus Plan.

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Additional Information

Stockholder Proposals and Nominations of Directors for the 2017 Annual Meeting

Stockholders who desire to submit a proposal for inclusion in Quanta’s proxy materials for the 2017 annual meeting of stockholders may do so by complying with the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion in our proxy materials under Rule 14a-8, stockholder proposals must be received by Quanta’s Corporate Secretary at our principal executive offices no later than December 16, 2016. Stockholder proposals should be addressed to Corporate Secretary, Quanta Services, Inc., 2800 Post Oak Boulevard, Houston, Texas 77056.

Under our bylaws, with respect to any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8, but instead is proposed to be presented directly at our 2017 annual meeting, and with respect to any stockholder nominees for director election, a stockholder’s notice must be received by our Corporate Secretary at the address of our principal executive offices set forth above not earlier than January 26, 2017 and not later than February 25, 2017 (unless the 2017 annual meeting date is before April 26 or after June 25 in which case we must receive such notice not earlier than the close of business 120 days before such annual meeting date and not later than the close of business on the later of 90 days before such annual meeting date and 10 days after we first publicly announce the date of such annual meeting). However, if the number of directors to be elected at the 2017 annual meeting of stockholders is increased and we do not publicly announce the nominee(s) for the new directorship(s) by February 15, 2017, a stockholder’s notice solely with respect to nominee(s) for the additional directorship(s) must be received by our Corporate Secretary not later than 10 days after we first publicly announce the increase in the number of directors. Any such stockholder proposal and director nomination must comply in all respects with the specific requirements included in our bylaws. Our bylaws are available on Quanta’s website at www.quantaservices.com under the heading “Investors & Media / Corporate Governance.” If a stockholder’s notice regarding a stockholder proposal or director nomination is received after the applicable deadline, our proxy materials for the 2017 annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of the matter in the proxy statement for our 2017 annual meeting of stockholders.

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Additional Information

Other Matters

As of the date of this proxy statement, the Board does not know of any other matter that will be brought before the annual meeting. Pursuant to Quanta’s bylaws, additional matters may be brought only by or at the direction of the Board. However, if any other matter properly comes before the annual meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote on such matters as recommended by the Board or, if no recommendation is given, in accordance with their best judgment and discretion.

By Order of the Board of Directors,

Carolyn M. Campbell

Corporate Secretary

Houston, Texas

April 15, 2016

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Appendix A

APPENDIX A

QUANTA SERVICES, INC.

2011 OMNIBUS EQUITY INCENTIVE PLAN

1.         Purpose. The purpose of the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2.         Definitions. The following definitions shall be applicable throughout the Plan:

(a)         “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)         “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c)         “Board” means the Board of Directors of the Company.

(d)         “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)         “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” or “good cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” or “Good Cause” contained therein), (A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates in any material way, (C) the Participant’s failure to perform duties as reasonably directed by the Company or the Participant’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 5 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 5 days after notice thereof is provided to the Participant). Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f)         “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)         Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company to a non-Affiliate;

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(ii)           Any “person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv), (V) any acquisition involving beneficial ownership of less than a majority of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)         During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the shareholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(f)(iii)) cease for any reason to constitute a majority of the Board;

(iv)          The Board or the shareholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries);

(v)           The shareholders of the Company approve a complete liquidation of the Company.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)         “Committee” means the Compensation Committee, as constituted from time to time, of the Board, or if no such committee shall be in existence at any relevant time, the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Shares are publicly traded, (i) the Committee shall be a committee of the Board consisting solely of two or more Eligible Directors as necessary in each case to satisfy the requirements of Section 162(m) of the Code and Rule 16b-3 under the Exchange Act with respect to Awards granted under the Plan and (ii) with respect to Awards to directors who are not employees of

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the Company, the Committee shall consist solely of one or more members of the Board who are “independent” within the meaning of the New York Stock Exchange corporate governance listing standards (or, if the Common Shares are not listed on the New York Stock Exchange, such similar standards of any other applicable registered stock exchange on which the Common Shares are listed or quoted at any relevant time). Notwithstanding the foregoing provisions, the Board, or an authorized committee of the Board, may delegate to a committee of one or more members of the Board who are not Eligible Directors (the “Equity Grant Committee”) the authority to grant Awards subject to the limitations contained in Section 5(b) to Eligible Persons who are not then Officers or Eligible Directors. When used in the Plan, the term “Committee” shall refer to the Committee; provided, however, that with respect to Awards granted pursuant to Section 5.1(b) by the Equity Grant Committee, “Committee” shall refer to the Equity Grant Committee acting within the scope of its authority under the Plan with respect to the matter covered by the particular reference.

(i)         “Common Shares” means the shares of common stock, par value $0.00001 per share, of the Company (and any stock or other securities into which such shares of common stock may be converted or into which they may be exchanged).

(j)         “Company” means Quanta Services, Inc., a Delaware corporation.

(k)        “Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Company including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Company, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding plans for research, development, new service offerings and/or products, marketing, advertising and selling, distribution, business plans and strategies, business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or distribution arrangements; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Company; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Company; (E) information about the Company’s investment program, trading methodology, or portfolio holdings; or (F) any other information, data or the like that is confidential or could reasonably be expected to be confidential.

(l)         “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m)       Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(n)         “Effective Date” means the date as of which this Plan is adopted by the Board.

(o)         “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

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(p)         “Eligible Person” means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(q)         “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(r)         “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(s)         “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)         If the Common Shares are listed or quoted on any registered stock exchange, the Fair Market Value of a Common Share shall be the closing sales price for such a Common Share (or the closing bid price, if applicable) on such exchange (or if the Common Shares are listed or quoted on more than one registered exchange, on the exchange with the greatest volume of trading in the Common Shares) on the day of determination (or if no such price is reported on that day, on last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii)        In the absence of any listing or quotation of the Common Shares on any such registered exchange, the Fair Market Value of a Common Share shall be determined in good faith by the Committee in a manner intended to satisfy the principles of Section 409A of the Code.

(t)         “Immediate Family Members” shall have the meaning set forth in Section 16(b).

(u)        “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan and Section 422 of the Code.

(v)        “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(w)        “Intellectual Property Products” shall have the meaning set forth in Section 15(c) of the Plan.

(x)         “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y)         “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)         “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(aa)        “Option” means an Award granted under Section 7 of the Plan.

(bb)        “Option Period” has the meaning given such term in Section 7(b) of the Plan.

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(cc)        “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(dd)        “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(ee)        “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ff)          “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(gg)        “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(hh)        “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ii)          “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(jj)          “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(kk)        “Permitted Transferee” shall have the meaning set forth in Section 16(b) of the Plan.

(ll)          “Person” has the meaning given such term in the definition of “Change in Control.”

(mm)      “Plan” means this Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan.

(nn)        “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(oo)        “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp)        “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq)        “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(rr)        “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ss)        “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(tt)        “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

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(uu)        “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, an amount not less than the Fair Market Value on the Date of Grant.

(vv)        “Subsidiary” means, with respect to any specified Person:

(i)        any corporation, association or other business entity of which more than 50% of the total voting power of shares or any equivalent equity-type ownership (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)        any partnership (or any comparable foreign entity) (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ww)        “Substitute Award” has the meaning given such term in Section 5(e).

3.         Effective Date; Duration. The Plan shall be effective as of the Effective Date. Unless sooner terminated by the Board in accordance with Section 13 hereof, the expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.         Administration.

(a)        The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b)        Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and

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(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)        The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)        Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)        No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s constituent documents. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s constituent documents, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)        Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.         Shares Subject to the Plan; Grant of Awards; Limitations.

(a)        Subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan 11,750,000 Common Shares subject to Awards. The aggregate number of Common Shares subject to Awards granted in any one calendar year to all Participants shall not exceed 5,000,000 shares, and the aggregate number of Common Shares subject to an Award granted in any one calendar year to any individual shall not exceed 1,000,000 shares.

(b)        The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one

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or more Eligible Persons selected in its sole discretion; provided, however that the Equity Grant Committee may select the recipients of Awards other than Incentive Stock Options if (i) such recipients are not Officers or Eligible Directors, (ii) the aggregate value of the Awards granted in any one calendar year does not exceed $1,000,000 determined based on the Fair Market Value at the time of the grants, and (iii) the aggregate value of the Awards granted in any one calendar year to any individual does not exceed $100,000 determined based on the Fair Market Value at the time of the grants. A Participant may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Eligible Person shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

(c)        Use of Common Shares to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d)        Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)        Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.         Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.         Options.

(a)         Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

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(b)         Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)         Vesting and Expiration. Options shall (i) vest and become exercisable in such manner and on such date or dates, and (ii) expire after such period, not to exceed ten years (the “Option Period”), in each case as may be determined by the Committee and as set forth in an Award agreement; provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee in the Award agreement, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or Disability, but not later than the expiration of the Option Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or Disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d)         Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written notice of exercise or, if provided for, electronic notice of exercise, to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares having a Fair Market Value on the date of exercise equal to the Exercise Price (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company), provided, that such Common Shares are not subject to any pledge or other security interest, and (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash. The Committee may specify a reasonable minimum number of Common Shares or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of Common Shares as to which the Option is then exercisable.

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(e)         Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)         Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.         Stock Appreciation Rights.

(a)         Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)         Strike Price. The Strike Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant

(c)         Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR shall (i) vest and become exercisable in such manner and on such date or dates, and (ii) expire after such period, not to exceed ten years (the “SAR Period”), in each case as may be determined by the Committee and as set forth in an Award agreement; provided, however, that notwithstanding any vesting dates set by the Committee in the Award agreement, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or Disability, but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or Disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d)         Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value of a Common Shares exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

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(e)         Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of a Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares with a Fair Market Value equal to such amount, or any combination thereof, as determined by the Committee in an Award agreement. Any fractional Common Share shall be settled in cash.

9.         Restricted Stock and Restricted Stock Units.

(a)         Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)         Restricted Stock - Accounts, Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)         Vesting; Acceleration of Lapse of Restrictions. The Restricted Period shall lapse with respect to an Award of Restricted Stock or Restricted Stock Units at such times as provided by the Committee in an Award agreement, and the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant.

(d)         Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)         Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

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(ii)         Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10.         Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.         Performance Compensation Awards.

(a)         Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 9 or 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The maximum number of Common Shares subject to a Performance Compensation Award granted to a Participant in any taxable year shall not exceed 1,000,000 Common Shares. The Committee shall also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The maximum cash bonus payable to a Participant pursuant to a Performance Compensation Award shall not exceed $5 million in any calendar year.

(b)         Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)         Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, reportable segments or operational units, or any combination of the foregoing) and shall include one or more of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating income or profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price

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(including, but not limited to, growth measures and total shareholder return); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) debt levels and net debt; (xxii) combined ratio; (xxiii) timely launch of new facilities; (xxiv) client retention; (xxv) employee retention; (xxvi) performance relative to budget; (xxvii) safety performance targets and (xxviii) objective measures of personal targets, goals or completion of projects. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of a Participant and the Company (and/or one or more Affiliates, divisions, reportable segments or operational units, or any combination of the foregoing), as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)         Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee shall adjust or modify the calculation of a Performance Goal for a Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e)         Payment of Performance Compensation Awards.

(i)         Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company or an Affiliate of the Company on the date of payment with respect to a Performance Period to be eligible to receive such payment in respect of a Performance Compensation Award for the preceding Performance Period.

(ii)         Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)         Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

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(iv)         Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)         Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12.         Changes in Capital Structure and Similar Events.

(a)         Effect of Certain Events. In the event of (A) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (B) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)         adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii)         providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)         canceling any one or more outstanding Awards or portion thereof and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled

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and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b)         Effect of Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an Award or in a then-effective written employment agreement between the Participant and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Option and SAR which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and free from restrictions immediately prior to the specified effective date of such Change in Control, for all Common Shares at the time subject to such, (ii) the Restricted Period shall expire and restrictions applicable to all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse and such Awards shall become fully vested and (iii) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee. To the extent practicable, any actions taken by the Committee under this Section 12(b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

13.         Amendments and Termination.

(a)         Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 11(c) or Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)         Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan,

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(i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.         Restrictive Covenants.

(a)         Confidentiality. By accepting an Award under the Plan, and as a condition thereof, each Participant agrees not to, at any time, either during their employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of the Participant’s duties to the Company, (ii) with the Company’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of the Participant’s breach of any of his or her obligations under this Section 14(a), or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, the Participant shall cooperate with the Company in attempting to keep such information confidential to the maximum extent possible. Upon the request of the Company or an Affiliate, the Participant agrees to promptly deliver to the Company the originals and all copies, in whatever medium, of all such Confidential Information.

(b)         Non-Disparagement. By accepting an Award under the Plan, and as a condition thereof, the Participant acknowledges and agrees that he or she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Company, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his or her employment.

(c)         Post-Employment Property. By accepting an Award under the Plan, and as a condition thereof, the Participant agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright, or not, and hereinafter collectively called “discovery”) related to the business of the Company that the Participant, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his or her employment, whether or not during regular business hours and created, conceived or prepared on the Company’s premises or otherwise shall be the sole and complete property of the Company. More particularly, and without limiting the foregoing, the Participant agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) to (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Company’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Company, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed. The Participant further agrees promptly to disclose in writing and deliver to the Company all Intellectual Property Products created during his or her engagement by the Company, whether or not during normal business hours. The Participant agrees that all works of authorship created by the Participant during his or her engagement by the Company shall be works made for hire of which the Company is the author and owner of copyright. To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Participant during his or her engagement by the Company is not a work made for hire, by accepting an Award, the Participant assigns all right, title and interest in the copyright therein, in perpetuity and throughout the world, to the Company. To the extent that this Plan does not otherwise serve to

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grant or otherwise vest in the Company all rights in any Intellectual Property Product created by the Participant during his or her engagement by the Company, by accepting an Award, the Participant assigns all right, title and interest therein, in perpetuity and throughout the world, to the Company. The Participant agrees to execute, immediately upon the Company’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Participant is engaged by the Company at the time such request is made, in order to permit the Company and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided, that, the Company shall bear the cost of any such assignments, applications or consequences. Upon termination of the Participant’s employment by the Company for any reason whatsoever, and at any earlier time the Company so requests, the Participant will immediately deliver to the custody of the person designated by the Company all originals and copies of any documents and other property of the Company in the Participant’s possession, under the Participant’s control or to which he or she may have access.

For purposes of this Section 14, the term “Company” shall include the Company and its Affiliates.

15.         General.

(a)         Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b)         Nontransferability.

(i)         Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)         Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)         The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution;

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(B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)         Tax Withholding.

(i)         A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding taxes.

(ii)         Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d)         No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)         International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

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(f)         Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)         Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event or as otherwise provided in an Award agreement, service shall not be considered terminated in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of any employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of employee, director or consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

(h)         No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)         Government and Other Regulations.

(i)         The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)         The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would

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make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(iii)         Notwithstanding any provision in this Plan to the contrary, any portion of an Award under the Plan shall be subject to a clawback to the extent necessary to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any Securities and Exchange Commission rule or applicable Company policy.

(j)         Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)         Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)         No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)         Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)         Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

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(o)         Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(p)         Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)         Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)         Code Section 162(m) Approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(s)         Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t)         Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(u)         Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under the Plan.

(v)         Section 409A. The provisions of the Plan are intended to comply with the provisions of Section 409A of the Code and the regulations thereunder so as to avoid the imposition of an additional tax under Section 409A of the Code (a “409A Tax”). Notwithstanding any provision of the Plan to the contrary, if any provision of the Plan or Award agreement would result in the imposition of a 409A Tax, such provision shall be automatically reformed so as to avoid the imposition of a 409A Tax and such reformation shall be deemed to not have an adverse effect on a Participant’s rights with respect any Award.

*    *    *

As adopted by the Board of Directors of Quanta Services, Inc. on January 26, 2011.

As approved by the shareholders of Quanta Services, Inc. on May 19, 2011.

2016 Proxy Statement	A-21

Appendix A

AMENDMENT NO. 1

TO THE

QUANTA SERVICES, INC.

2011 OMNIBUS EQUITY INCENTIVE PLAN

This Amendment No. 1 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (the “Plan”) is made on behalf of Quanta Services, Inc., the sponsor of the Plan, on May 22, 2013.

1.            Section 5(b) of the Plan is hereby amended in its entirety to read as follows:

“(b)    The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons selected in its sole discretion; provided, however that the Equity Grant Committee may select the recipients of Awards other than Incentive Stock Options if (i) such recipients are not Officers or Eligible Directors, (ii) the aggregate value of the Awards granted by the Equity Grant Committee in any one calendar year does not exceed $5,000,000 determined based on (A) the Fair Market Value at the time of the grants, or (B) to the extent used to calculate the number of shares to be granted, the average of the closing prices of the Company’s Common Shares for the twenty consecutive trading days immediately preceding the grant dates, and (iii) the aggregate value of the Awards granted by the Equity Grant Committee in any one calendar year to any individual does not exceed $300,000 determined based on (A) the Fair Market Value at the time of the grants, or (B) to the extent used to calculate the number of shares to be granted, the average of the closing prices of the Company’s Common Shares for the twenty consecutive trading days immediately preceding the grant dates. A Participant may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Eligible Person shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.”

2.            Except as specifically modified herein, all terms and conditions of the Plan shall remain in effect.

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to the Plan to be executed this 22nd day of May, 2013.

QUANTA SERVICES, INC.

By:	/s/ James F. O’Neil III
James F. O’Neil III
President and Chief Executive Officer

2016 Proxy Statement	A-22

ANNUAL MEETING OF STOCKHOLDERS OF

QUANTA SERVICES, INC.

May 26, 2016

Please date, sign and mail your proxy card in the

envelope provided as soon as possible.

i    Please Detach and Mail in the Envelope Provided    i

Important Notice Regarding the Availability

of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report to Stockholders and Form 10-K is/are available at www.proxyvote.com.

QUANTA SERVICES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 26, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Derrick A. Jensen and Steven J. Kemps, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of Common Stock in Quanta Services, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 26, 2016, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 15, 2016 and (2) in their discretion upon such other matters as may properly come before the meeting, including without limitation, to vote on the election of such substitute nominees as such proxies may select in the event any nominees named on this card become unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned (other than any proxy granted with respect to shares of Series F Preferred Stock or Series G Preferred Stock).

ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT MAKE ANY VOTING SPECIFICATIONS, SUCH SHARES WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3 AND 4.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

QUANTA SERVICES, INC.

May 26, 2016

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING:

	For	Against	Abstain		For	Against	Abstain
1. Election of Directors Earl C. Austin, Jr. Doyle N. Beneby J. Michal Conaway Vincent D. Foster Bernard Fried Worthing F. Jackman David M. McClanahan Bruce Ranck Margaret B. Shannon Pat Wood, III	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm	☐	☐	☐
				3. To approve, by non-binding advisory vote, Quanta’s executive compensation	☐	☐	☐

4. To approve the amendment to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (Omnibus Plan) establishing an annual limit on non-employee director compensation and reapprove the performance goals under the Omnibus Plan

					☐	☐	☐
For address change / comments, mark here (see reverse for instructions)			☐	NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

QUANTA SERVICES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 26, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Derrick A. Jensen and Steven J. Kemps, and each of them, with full power of substitution to represent the undersigned and to vote the share of Series F Preferred Stock in Quanta Services, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 26, 2016, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed herein and as more particularly described in the Proxy Statement of the Company dated April 15, 2016 and (2) in their discretion upon such other matters as may properly come before the meeting, including without limitation, to vote on the election of such substitute nominees as such proxies may select in the event any nominees named on this card become unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned (other than any proxy granted with respect to shares of Common Stock) to the extent necessary to avoid casting a number of votes greater than the number of votes that the undersigned holder of the Series F Preferred Stock is entitled to cast.

THE SHARE OF SERIES F PREFERRED STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT MAKE ANY VOTING SPECIFICATIONS, SUCH SHARE WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3 AND 4.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 26, 2016:

The Notice, Proxy Statement, 2015 Annual Report to Stockholders and the Company’s Form 10-K for the year ended December 31, 2015 are available at www.proxyvote.com.

SERIES F PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING:

	For	Against	Abstain		For	Against	Abstain
1. Election of Directors Earl C. Austin, Jr. Doyle N. Beneby J. Michal Conaway Vincent D. Foster Bernard Fried Worthing F. Jackman David M. McClanahan Bruce Ranck Margaret B. Shannon Pat Wood, III	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm	☐	☐	☐
				3. To approve, by non-binding advisory vote, Quanta’s executive compensation	☐	☐	☐

4. To approve the amendment to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (Omnibus Plan) establishing an annual limit on non-employee director compensation and reapprove the performance goals under the Omnibus Plan

					☐	☐	☐
For address change / comments, mark here (see reverse for instructions)			☐	NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature	Date	Capacity	Number of Votes to be Cast as indicated herein

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

QUANTA SERVICES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 26, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Derrick A. Jensen and Steven J. Kemps, and each of them, with full power of substitution to represent the undersigned and to vote the share of Series G Preferred Stock in Quanta Services, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 26, 2016, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed herein and as more particularly described in the Proxy Statement of the Company dated April 15, 2016 and (2) in their discretion upon such other matters as may properly come before the meeting, including without limitation, to vote on the election of such substitute nominees as such proxies may select in the event any nominees named on this card become unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned (other than any proxy granted with respect to shares of Common Stock) to the extent necessary to avoid casting a number of votes greater than the number of votes that the undersigned holder of the Series G Preferred Stock is entitled to cast.

THE SHARE OF SERIES G PREFERRED STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT MAKE ANY VOTING SPECIFICATIONS, SUCH SHARE WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3 AND 4.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 26, 2016:

The Notice, Proxy Statement, 2015 Annual Report to Stockholders and the Company’s Form 10-K for the year ended December 31, 2015 are available at www.proxyvote.com.

SERIES G PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING:

	For	Against	Abstain		For	Against	Abstain
1. Election of Directors Earl C. Austin, Jr. Doyle N. Beneby J. Michal Conaway Vincent D. Foster Bernard Fried Worthing F. Jackman David M. McClanahan Bruce Ranck Margaret B. Shannon Pat Wood, III	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm	☐	☐	☐
				3. To approve, by non-binding advisory vote, Quanta’s executive compensation	☐	☐	☐

4. To approve the amendment to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (Omnibus Plan) establishing an annual limit on non-employee director compensation and reapprove the performance goals under the Omnibus Plan

					☐	☐	☐
For address change / comments, mark here (see reverse for instructions)			☐	NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature	Date	Capacity	Number of Votes to be Cast as indicated herein

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.